As filed with the Securities and Exchange Commission on April 28, 2023

Registration No.          333-249108

811- 21427

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 3

and

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No.   335

SEPARATE ACCOUNT VA U

(Exact Name of Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

6400 C Street SW

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8511

Brian Stallworth, Esquire

Transamerica Life Insurance Company

c/o Office of the General Counsel

6400 C Street SW

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

It is proposed that this filing become effective:

             immediately upon filing pursuant to paragraph (b) of Rule 485

    X      on May 1, 2023 pursuant to paragraph (b) of Rule 485

             60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

             This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

WRL FREEDOM PREMIER® III VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Separate Account VA U

Supplement Dated May 1, 2023

to the

Prospectus dated May 1, 2023

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Premier® III Variable Annuity dated May 1, 2023

WRL FREEDOM PREMIER® III VARIABLE ANNUITY
Issued Through
SEPARATE ACCOUNT VA U
By
TRANSAMERICA LIFE INSURANCE COMPANY
Sales of this Policy were discontinued for new purchasers effective May 1, 2009.
This prospectus describes information You should know before You purchase a WRL Freedom Premier® III Variable Annuity variable annuity. The prospectus describes a contract between each Owner and joint Owner (“You”) and Transamerica Life Insurance Company (“us,” “we,” “our” or “Company” ). This is an individual, deferred, flexible premium variable annuity. This variable annuity allows You to allocate Your premium payments among the Fixed Account (if available) and the Underlying Fund Portfolios.
This prospectus and the underlying fund prospectuses give You important information about the policies and the Underlying Fund Portfolios. Please read them carefully before You invest and keep them for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
An optional Premium Enhancement Rider was available at the time You purchased Your Policy. If You elected this rider, the Company added a credit to Your Policy Value for each premium payment that You make. There is an extra charge for this rider. Generally, an annuity with a premium enhancement will have higher overall expenses than a similar annuity without a premium enhancement; the amount credited under the premium enhancement may be more than offset by the additional fees and charges associated with the premium enhancement rider. You should always consider the expenses along with the features and enhancements to be sure that any annuity meets Your financial needs and goals.
This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long-term investment time horizon and is not appropriate for people who intend to engage in market timing or other frequent (disruptive) trading. You will get no additional tax advantage from this variable annuity if You are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice.
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to Your Policy nor are we acting in any capacity on behalf of any tax-advantaged retirement plan. This information does not constitute personalized investment advice or financial planning advice.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Prospectus Date: May 1, 2023

ii

TABLE OF CONTENTS continued
APPENDIX
LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS___________	93
APPENDIX
PAM METHOD TRANSFERS____________	98
APPENDIX
Hypothetical Adjusted withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders _________________________	101
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GLOSSARY OF TERMS
Accumulation Unit- An accounting unit of measure used in calculating the Policy Value in the Separate Account before the Annuity Commencement Date. For more information on unit values, including how they are calculated after the Annuity Commencement Date, please see the Statement of Additional Information.
Adjusted Policy Value- The Policy Value increased or decreased by any Excess Interest Adjustment.
Administrative Office- Transamerica Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800)851-9777. All premium payments, loan repayments, correspondence and notices should be sent to this address.
Annuitant- The person on whose life any annuity payments involving life contingencies will be based.
Annuitize (Annuitization)- When You switch from the Accumulation Period to the income phase and we begin to make annuity payments to You (or Your designee).
Annuity Commencement Date- The date upon which annuity payments are to commence.
Annuity Payment Option - A method of receiving a stream of annuity payments selected by the Owner.
Assumed Investment Return or AIR - The annual effective rate shown in the contract that is used in the calculation of each variable annuity payment.
Cash Value- The Adjusted Policy Value less any applicable surrender charge.
Excess Interest Adjustment- A positive or negative adjustment to amounts paid out or transferred from the Fixed Account Guaranteed Period Options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by the Company since the date any payment was received by, or an amount was transferred to, the Guaranteed Period Option. The Excess Interest Adjustment can either decrease or increase the amount to be received by the Owner upon withdrawals, surrenders or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively. The Excess Interest Adjustment will not decrease the interest credited to Your Policy below the guaranteed minimum.
Fixed Account- One or more Investment Options under the Policy that are part of the Company's general assets and are not in the Separate Account.
Free Amount - The amount that can be withdrawn each year without incurring any surrender charges or Excess Interest Adjustments.
Fund Facilitation Fee- A fee we charge in order to make certain Portfolio Companies available as Investment Options under the Policy. This may also be referred to as a Platform Charge.
Guaranteed Lifetime Withdrawal Benefit- Any optional benefit under the Policy that provides a guaranteed minimum withdrawal benefit, including the Living Benefits Rider.
Guaranteed Minimum Accumulation Benefit- A benefit under the optional Guaranteed Principal SolutionSM (GPS) rider that provides a guaranteed future value.
Guaranteed Period Options- The various guaranteed interest rate periods of the Fixed Account which the Company may offer and into which premium payments may be paid or amounts transferred.
Investment Option(s) - The Subaccounts and the Fixed Account.
Investment Restrictions - The requirement of the Owners to invest in certain underlying fund portfolios, as required by certain optional riders.
Owner (You, Your)- The person who may exercise all rights and privileges under the Policy.
Policy- The WRL Freedom Premier® III Variable Annuity, an individual deferred, flexible premium variable annuity. Also referred to as the contract.
Policy Date- The date shown on the contract schedule attached to the Policy and the date on which the Policy becomes effective.
Policy Value- On or before the Annuity Commencement Date, the Policy Value is equal to the Owner's:
•
premium payments; minus
•
gross withdrawals (withdrawals plus or minus Excess Interest Adjustment plus the surrender charge on the portion of the requested withdrawal that is subject to the surrender charge plus taxes (on the withdrawal)); plus
•
interest credited in the Fixed Account; plus
•
accumulated gains in the Separate Account; minus

•
accumulated losses in the Separate Account; minus
•
service charges, rider fees, premium taxes, transfer fees, and other charges, if any.
Policy Year- A Policy Year begins on the Policy Date and on each anniversary thereafter.
Portfolio Company(ies)- The investment company(ies) made available as Investment Options under the Policy. Also referred to as underlying fund portfolios.
Separate Account- Separate Account VA U, a Separate Account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.
Separate Account Value- The portion of the Policy Value that is invested in the Separate Account.
Subaccount- A subdivision within the Separate Account, the assets of which are invested in a specified Underlying Fund Portfolio.
Valuation Period- The period of time from one determination of Accumulation Unit Values and Annuity Unit Values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each business day.
Written Notice - Written Notice, signed by the Owner, that gives the Company the information it requires and is received in good order at the Administrative Office. For some transactions, the Company may accept an electronic notice such as telephone instructions or any other means acceptable to the Company. Such electronic notice must meet the requirements for good order that the Company establishes for such notices.
2

important INFORMATION you should consider about the policy
	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawal
If You withdraw money during a specified number of years following each premium payment being withdrawn, You may be assessed a surrender charge. The surrender charge is assessed for 8 years with a maximum of
8.5%.For example, if You make an early withdrawal, You could pay a surrender charge on a $100,000 investment of up to $8,500.
Annuity Policy Fee Tables and Expense Examples Transaction Expenses – Surrender Charge Access to Your Money Surrenders
Transaction Charges
In addition to surrender charges, You also may be assessed a transfer fee and special services fee.
Transfer Fee. We reserve the right to charge for transfers among Investment
Options after the first 12 transfers per Policy Year. For each such additional transfer, we may impose a transfer fee of $10. Currently, we do not charge a transfer fee, but reserve the right to do so.
Special Service Fee. We reserve the right to deduct a $50 charge for special services, including overnight delivery, duplicate policies, handling insufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted forms, and asset verification requests from mortgage companies.
Annuity Policy Fee Tables and Expense Examples Expenses – Transaction Expenses
3

	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.
Annuity Policy Fee Tables and Expense Examples Base Contract Expenses Appendix – Portfolio Companies Available Under the Policy
	Annual Fee	Minimum	Maximum
	Base Policy[1]	1.25%	3.25%
	Portfolio Company (fund fees and expenses)[2]	0.35%	2.41%
	Optional Benefit Expenses (if elected)	0.05%[1]	2.40%[3]
1 As a percentage of average Separate Account Value.
2 As a percentage of Portfolio Company assets.
3 As a percentage of the withdrawal base.
Because Your Policy is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your
Policy, the following table shows the lowest and highest cost You could pay each year based on current charges. This estimate assumes that You do not take withdrawals from the Policy, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost $1,659	Highest Annual Cost $6,222
	Assumes:	Assumes:
•Investment of $100,000 •5% annual appreciation •Least expensive Portfolio Company fees and expenses •No optional benefits •No sales charges •No additional purchase payments, transfers, or withdrawals
•Investment of $100,000
•5% annual appreciation
•Most expensive combination
of optional benefits and
Portfolio Company fees and
expenses
•No sales charges
•No additional purchase
payments, transfers, or
withdrawals

	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in this Policy.			Principal Risks of Investing in the Policy
Not a Short-Term Investment
This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
Surrender charges may apply for several years under the Policy. Surrender charges will reduce the value of Your Policy if You withdraw money during that time.
The benefits of tax deferral and living benefit protection also means the
Policy is more beneficial to investors with a long-term time horizon.
Principal Risks of Investing in the Policy Transaction Expenses - Surrender Charges Tax Information
4

	RISKS	Location in Prospectus
Risks Associated with Investment Options
•An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Policy.
•Each Investment Option, including the Fixed Account, has its own unique risks.
•You should review the prospectuses for the available Portfolio
Companies before making an investment decision.
Principal Risks of Investing in the Policy Investment Options Appendix: Portfolio Companies Available Under the Policy
Insurance Company Risks
Any obligations (including under the Fixed Account), guarantees, and benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to You. More information about Transamerica Life Insurance Company, including our financial strength ratings, is available by visiting
transamerica.com or by calling toll-free (800)851-9777.
Principal Risks of Investing in the Policy Transamerica Life Insurance Company Financial Condition
	RESTRICTIONS	Location in Prospectus
Investments
•We reserve the right to impose a charge for transfers in excess of 12 transfers per Policy Year.
•We reserve the right to limit transfers in circumstances of large or frequent transfers.
•The Fixed Account option may not be available for investment depending on when You applied for Your Policy and when it was issued.
•We reserve the right to remove or substitute the Portfolio Companies that are available as Investment Options under the Policy.
Expenses – Transaction Expenses Investment Option – Transfers Market Timing and Disruptive Trading
Optional Benefits
•Certain optional benefits limit or restrict the Investment Options that
You may select under the Policy. We reserve the right to change these restrictions in the future.
•Withdrawals that exceed limits specified by the terms of an optional benefit may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
•We reserve the right to stop offering an optional benefit at any time for new sales, which includes sales to the Owners who may want to purchase the benefit after they purchase the Policy.
•In some cases, a benefit may not be available through all financial intermediaries or all states. For more information on the options available for electing a benefit, please contact Your financial intermediary or our Administrative Office.
Investment Restrictions Benefits Available Under the Policy Optional Benefit Riders
5

	TAXES	Location in Prospectus
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
•If You purchase the Policy as an individual retirement account or through a tax qualified plan, You do not get any additional tax benefit.
•You will generally not be taxed on increases in the value of Your Policy until they are withdrawn. Earnings on Your Policy are taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty if
You take a withdrawal before age 59 ½.
Tax Information
	CONFLICT OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Policy to You, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica
Capital, Inc. (“TCI”) is the principal underwriter and may share the revenue we earn on this Policy with Your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence Your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.
Distribution of the Policies
Exchanges
If You already own an insurance Policy, some investment professionals may have a financial incentive to offer You a new Policy in place of the one You own. You should only exchange a Policy you already own if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new Policy rather than continue to own Your existing Policy.
Exchanges and/or Reinstatements
6

Overview of the policy
Purpose
The WRL Freedom Premier® III Variable Annuity is a variable annuity Policy. You can use the Policy to accumulate assets for retirement or other long-term financial planning purposes. The amount of money You are able to accumulate in Your Policy depends upon the performance of Your Investment Options. The Policy also offers a death benefit to protect Your designated beneficiaries.
This Policy may not be appropriate for people who do not have a long-term investment time horizon and is not appropriate for people who intend to engage in market timing or other frequent (disruptive) trading.
Share Classes
Two different Share Classes are sold under the Policy - WRL Freedom Premier® III Variable Annuity and WRL Freedom Premier® III Variable Annuity with the Liquidity Rider. The WRL Freedom Premier III features a eight-year surrender charge period and a base Separate Account annual expense of 1.25%. The WRL Freedom Premier III with the Liquidity Rider has a four-year surrender charge period and a base Separate Account annual expense of 1.75% for the first four Policy years and 1.25% thereafter.
Who the Policy is Appropriate For
The Policy is designed for investors who intend to accumulate assets for retirement or other long-term financial planning best suited for those with a long investment horizon. Although You have the ability to make partial withdrawals and/or surrender the Policy at any time during the accumulation phase, the Policy should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term can result in Your being assessed a surrender charge, which can be a significant amount. In addition, if You participate in certain optional benefits, withdrawals can markedly reduce the benefit’s value. Finally, failure to hold the Policy for the long-term would mean that You lose the opportunity for the performance of Your chosen Investment Options to grow on a tax-deferred basis. Thus, the Policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Policy, has a long-term investment horizon, and has purchased the Policy for retirement purposes or other long-term financial planning purposes.
Phases of the Policy
The Policy has two phases: (1) an accumulation (or savings) phase and (2) and annuity (or income) phase.”
Accumulation Phase. To help You accumulate assets during the accumulation phase, You can invest Your Premium payments and Policy Value in:
•
Underlying fund portfolios available under the Policy, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and
•
The Fixed Account option, which offers a guaranteed interest rate during a selected period.
A list of Portfolio Companies in which You can invest is provided in an Appendix to this Prospectus. See Appendix - Portfolio Companies Available Under the Policy.
Annuity Phase. You can elect to Annuitize Your Policy and turn Your Policy Value into a stream of income payments called annuity payments. When You Annuitize Your Policy, the accumulation phase ends, and You will no longer be able to withdraw money from Your Policy. Any guaranteed benefits You elected will terminate without value. You may elect to purchase the Initial Payment Guarantee for an additional fee that provides annually stabilized payments that are guaranteed to never be less than a percentage of the initial variable annuity payment at the time you Annuitize Your Policy.
You can choose from among several Annuity Payment Options, including those guaranteeing payments for life and/or for a fixed time period. If You choose income for a specified period, life income with 10 years certain, life income with guaranteed return of Policy proceeds, or income of a specified amount, and the person receiving annuity payments dies prior to the end of the guaranteed period, then the remaining guaranteed annuity payments will be continued to a new payee, or their present value may be paid in a single sum.
Primary Features and Options of the Policy
Type of Policy. WRL Freedom Premier® III Variable Annuity Policy is a flexible premium deferred variable annuity Policy. It is a “deferred” annuity because You defer taking annuity payments during the accumulation phase. It is a “flexible premium” annuity because You are generally not required to make any premium payments in addition to the initial minimum premium payment. The
7

Policy is “variable” because its value can go up or down based on the performance of the Investment Options You choose. The Policy is available as a non-qualified or qualified Policy. The tax treatment of Your Policy may impact the benefits, as well as fees and charges under Your Policy.
Accessing Your Money. Before You Annuitize, You can withdraw money from Your Policy at any time. If You take a withdrawal, You may be subject to a negative Excess Interest Adjustment and/or have to pay a surrender charge and/or income taxes, including a tax penalty if You are younger than age 59½.
Tax Treatment. You can transfer money between Investment Options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Policy includes, at no additional cost, a default death benefit that will pay Your designated beneficiaries at least the Policy Value. You can purchase a guaranteed minimum death benefit for an additional fee, which may increase the amount of money payable to Your designated beneficiaries upon Your death.
Optional Living Benefits. For an additional fee, You may have purchased one of several Guaranteed Lifetime Withdrawal Benefits, which are designed to provide a guaranteed level of withdrawals from Your Policy, regardless of investment performance.
Optional Liquidity Rider: For an additional fee, You can reduce the number of years that each premium payment is subject to surrender charges for the first four years.
Optional Premium Enhancement Rider. For an additional fee, each premium payment will receive a premium enhancement that is added to your Policy Value.
Additional Services. At no additional charge, You may select the following additional services:
•
Dollar-Cost Averaging. This service allows You to automatically transfer amounts between certain Investment Options on a monthly basis.
•
Asset Rebalancing. This service automatically reallocates Your Policy Value among Your Investment Options on a periodic basis to maintain Your standing allocation instructions.
•
Systematic Payout Options. This service allows You to receive regular automatic withdrawals from Your Policy either on a monthly, quarterly, semi-annual and annual basis.
•
Telephone and Electronic Transactions. This service allows You to make certain transactions by telephone or other electronic means with the appropriate authorization from You.
8

ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES
The following table describes the fees and expenses that You will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to Your Policy specification page for information about the specific fees You will pay each year based on the options You have elected.
The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender or make withdrawals from the Policy, or transfer Cash Value between Investment Options. State premium taxes may also be deducted.
Transaction Expenses:
Sales Load Imposed On Purchase Payments	0%
Maximum Surrender Charge (as a % of premium payments surrendered)(1)	8.50%
Transfer Fee(2)	$10
Special Service Fee(3)	$25
Annual Contract Expenses:
The next table describes the fees and expenses that you will pay each year during the time that you own the policy, not including underlying fund portfolio fees and expenses.
Annual Service Charge(4)	$30 per policy
Base Contract Expenses (as a percentage, annually, of average Separate Account Value)(5):	1.25%
Fund Facilitation Fee	0.20%
Optional Benefit Expenses: (You may only elect one of the guaranteed minimum death benefits listed below)
Double Enhanced Death Benefit	0.40%
5% Annually Compounding Death Benefit	0.30%
Annual Step-Up Death Benefit	0.25%
Return of Premium Death Benefit	0.05%
Liquidity Rider	0.50%
Premium Enhancement Rider	0.25%
Optional Death Benefit Riders - No Longer Available:
Beneficiary Earnings Enhancement - Extra II (annual charge based on policy value)(6)	0.55%
Maximum Fee and Current Fee:
Optional Guaranteed Lifetime Withdrawal Benefit Riders - No Longer Available for Sales(7):	Maximum	Current
Retirement Income Choice® rider - Single Life Option: (annual charge - a % of Withdrawal Base)	2.10%	1.35%
Additional Benefits available with the Retirement Income Choice® rider:
Death Benefit	0.25%	0.25%
Income EnhancementSM Benefit	0.15%	0.15%
Retirement Income Choice® rider - Joint Life Option (annual charge - a % of Withdrawal Base):	2.40%	1.65%(1)
Additional Benefits available with the Retirement Income Choice® rider:
Death Benefit	0.20%	0.20%
Income EnhancementSM Benefit	0.30%	0.30%
Retirement Income Choice® with Double Initial Withdrawal Base Benefit rider - Single Life Option (annual charge - a % of Withdrawal Base):	2.40%	1.65%(1)
Additional Benefits available with the Retirement Income Choice® with Double Initial Withdrawal Base Benefit rider:
Death Benefit	0.25%	0.25%
Income EnhancementSM Benefit	0.15%	0.15%
Retirement Income Choice® with Double Withdrawal Base Benefit rider - Joint Life Option (annual charge - a % of Withdrawal Base):	2.40%	1.65%(1)
9

Optional Guaranteed Lifetime Withdrawal Benefit Riders - No Longer Available for Sales(7):	Maximum	Current
Additional Benefits available with the Retirement Income Choice® with Double Initial Withdrawal Base Benefit rider:
Death Benefit	0.20%	0.20%
Income EnhancementSM Benefit	0.30%	0.30%
(1) The current fee is 1.55% for policyowners who purchase the base benefit only with no additional benefits elected.
Optional Guaranteed Lifetime Withdrawal Benefit Riders - No Longer Available for Sales(7):	Maximum
5 for LifeSM rider (annual charge - a % of Total Withdrawal Base)	1.35%
5 for LifeSM with Growth (with additional death benefit)	1.60%
5 for LifeSM with Growth (without additional death benefit)	1.35%
Living Benefits Rider (annual charge – a % of Principal Back Total Withdrawal Base)	1.25%

Optional Guaranteed Lifetime Withdrawal Benefit Riders - No Longer Available for Sales(7):	Maximum Single	Maximum Joint
Income SelectSM for Life - Single and Joint Life Option (annual charge - a % of Total Withdrawal Base):	1.15%	1.35%
Additional Benefits available with Income SelectSM for Life rider:
Growth Benefit	0.25%	0.50%
Death Benefit	0.25%	0.20%
Income EnhancementSM Benefit	0.10%	0.20%
Notes to Fee Table and Expense Examples
Transaction Expenses:
1) Maximum Surrender Charge:
The surrender charge, if any is imposed, applies to each premium payment, regardless of how Policy Value is allocated among the Investment Options. The surrender charge decreases based on the number of years since that premium payment was made.
If you select the Life with Emergency CashSM Annuity Payment Option, you will be subject to a surrender charge after the Annuity Commencement Date. See EXPENSES - Life with Emergency CashSM Surrender Charge.
2) Transfer Fee:
The transfer fee, if any is imposed, applies to each Policy, regardless of how Policy Value is allocated among the investment choices. There is no fee for the first 12 transfers per Policy Year. For additional transfers, the Company may charge a fee of $10 per transfer.
3) Special Services Fees:
We may deduct a charge for special services, including overnight delivery; duplicate policies; non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. We may charge a fee for each service performed. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require us to incur additional processing costs.
4) Annual Service Charge:
The annual service charge is assessed per Policy on each Policy anniversary and at surrender. The charge is waived if your Policy Value, or the sum of your premiums less all partial surrenders, is at least $50,000.
10

Annual Contract Expenses:
5) Base Contract Expenses:
Mortality and Expense Risk Fee: The mortality and expense risk fee shown is for the accumulation phase with the base death benefit. During the income phase, the mortality and expense risk fee is at an annual rate of 1.25%.
Fund Facilitation Fee: Any Fund Facilitation Fee is a Separate Account expense in addition to the mortality and expense risk and administrative fees. This daily fee is applied only to Policy Value in the Subaccounts invested in the following Portfolio Companies.
Portfolio Companies	Annualized Fee %
AB Balanced Hedged Allocation Portfolio - Class B	0.20%
Franklin Allocation VIP Fund - Class 4	0.15%
We charge a Fund Facilitation Fee in order to make certain Portfolio Companies available as investment choices under the policies. We apply the fee to Portfolio Companies that invest in underlying fund portfolios that do not provide us with the amount of revenue we require in order for us to meet our expenses and revenue targets. This fee is assessed daily based on the net asset value of Portfolio Companies that we specify.
Optional Benefit Separate Account Expenses: Any optional benefit Separate Account expense is in addition to the mortality and expense risk and administrative fees.
Liquidity Rider: If you elected this rider, the fee is only charged for the first four Policy years.
Optional Premium Enhancement Rider: This fee (0.25%) (0.15% if the optional Liquidity Rider, which also has a fee, is also elected) is in addition to the mortality and expense risk fee.
Optional Riders
In some cases, riders to the Policy are available that provide optional benefits. There are additional fees (annualized fee charged on a yearly or quarterly basis, depending on the rider) for those riders.
6) OPTIONAL RIDERS
In some cases, riders to the Policy are available that provide optional benefits. There are additional fees (annualized fee charged on a yearly or quarterly basis, depending on the rider) for those riders.
Optional Death Benefit Riders: – No Longer Available
Beneficiary Earnings Enhancement - Extra II: This annual fee is a percentage of the Policy Value and is only deducted during the accumulation phase.
7) Optional Guaranteed Lifetime Withdrawal Benefit Riders – No Longer Available
Living Benefits Rider: The annual fee is a percentage of the “principal back” Total Withdrawal Base. The “principal back” Total Withdrawal Base on the rider date is the Policy Value (less any premium enhancements if the rider is added in the first Policy Year). After the rider date, the “principal back” Total Withdrawal Base is equal to: the “principal back” Total Withdrawal Base on the rider date; plus subsequent premium payments; less subsequent “principal back” adjusted partial withdrawals.
5 for LifeSM Rider, 5 for LifeSM with Growth rider and Income SelectSM for Life rider - base benefit: The annual fee is a percentage of the withdrawal base. The withdrawal base on the rider date is the Policy Value (less any premium enhancement, if the rider is added in the first Policy Year). During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments. The withdrawal base may be referred to as total withdrawal base in Your Policy statement and other documents.
Income SelectSM for Life Rider - Additional Benefits (Single Life and Joint Life Options): You may elect the Income SelectSM for Life rider with one or more of the following options - Growth Option, Additional Death Payment Option and Joint Life Option. The charge for each of these options is a percentage of the withdrawal base and is in addition to the Income SelectSM for Life rider base benefit fee.
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Retirement Income Choice® rider and Retirement Income Choice® with Double Withdrawal Base Benefit rider: The fee is a percentage of the Withdrawal Base. The Withdrawal Base on the rider date is the policy value. During any rider year, the Withdrawal Base is equal to the Withdrawal Base on the rider date or most recent rider anniversary; plus subsequent premium payments, less subsequent Withdrawal Base adjustments.
Retirement Income Choice® Rider and Retirement Income Choice® with Double Withdrawal Benefit Rider - Additional Benefits (Single Life and Joint Life Options): You may elect the Retirement Income Choice® rider and Retirement Income Choice® with Double Withdrawal Benefit rider with one or more of the following options - Death Benefit or Income EnhancementSM Benefit. The charge for each of these options is a percentage of the Withdrawal Base and is in addition to the base benefit fee.
Annual Portfolio Company Expenses:
The next section shows the minimum and maximum total operating expenses charged by the Portfolio Companies that You may pay periodically during the time You own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses may be found under Appendix - Portfolio Companies Available Under the Policy.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service 12b-1 fees, Fund Facilitation Fee if applicable and other expenses	0.35%	2.41%
Expenses that are deducted from Portfolio Company assets, including management fees, 12b-1 fees, Fund Facilitation Fee if applicable and other expenses, after any waivers or expense reimbursement	0.35%	1.68%
Expense Examples(1):
The following Examples are intended to help You compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Owner transaction expenses, annual Policy expenses, and annual Portfolio Company operating expenses.
The Examples assume that you invest $100,000 in the Policy for the time periods indicated. The Examples also assume that Your Policy has a 5% return each year and assumes the most expensive combination of annual Portfolio Company expenses and optional benefits available for an additional charge. This includes the maximum annual Portfolio Company expenses (including Fund Facilitation Fee, if applicable) Liquidity rider, Living Benefits Rider, Annual Step-up Death Benefit and Beneficiary Earnings Enhancement - Extra II rider. Although your actual costs may be higher or lower, based on these assumptions, Your costs would be:
If the Policy is surrendered at the end of the applicable time period (without Liquidity Rider):
1 Year	$13,387
3 Years	$23,409
5 Years	$32,846
10 Years	$55,840
If the Policy is Annuitized at the end of the applicable time period or if You do not surrender Your Policy (without Liquidity Rider):
1 Year	$5,737
3 Years	$17,109
5 Years	$28,346
10 Years	$55,840
If the Policy is surrendered at the end of the applicable time period (with Liquidity Rider):
1 Year	$13,872
3 Years	$24,781
5 Years	$30,030
10 Years	$57,072
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If the Policy is Annuitized at the end of the applicable time period or if You do not surrender Your Policy (with Liquidity Rider):
1 Year	$6,222
3 Years	$18,481
5 Years	$30,030
10 Years	$57,072
(1)Please remember that these Examples are illustrations and do not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Examples. Similarly, your rate of return may be more or less than the 5% assumed in the Examples. Expense Examples: The Examples don't reflect premium tax charges, special service fees, or transfer fees. Different fees and expenses not reflected in the Examples may be assessed during the income phase of the Policy.
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Principal Risks of Investing in the Policy
There are risks associated with investing in the Policy. You can lose money in a variable annuity, including potential loss of Your original investment. The value of Your investment and any returns will depend primarily on the performance of the underlying fund portfolios You select. Each underlying fund portfolio may have its own unique risks.
Variable annuities are not a short-term investment vehicle. The surrender charge applies for a number of years, so that the Policy should only be purchased for the long-term. Under some circumstances, You may receive less than the sum of Your premium payments. In addition, full or partial withdrawals will be subject to income tax and may be subject to a 10% Internal Revenue Service (“IRS”) penalty if taken before age 59½. Accordingly, You should carefully consider Your income and liquidity needs before purchasing a Policy. Additional information about these risks appears in the Tax Information section of this prospectus.
Risks Of An Increase In Current Fees And Expenses. Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels.
Investment Risk. You bear the risk of any decline in the Policy Value caused by the performance of the underlying fund portfolios held by the Subaccounts. Those funds could decline in value very significantly, and there is a risk of loss of your entire amount invested. The risk of loss varies with each underlying fund. This risk could have a significant negative impact on the value of certain optional benefits offered under the Policy. The investment risks are described in the prospectuses for the underlying funds.
Investment Restrictions – Opportunity Risks. Generally, the living benefit riders offered under the Policy restrict Your choice of available underlying fund portfolios. These restrictions are intended to protect us financially, in that they reduce the likelihood that we will have to pay guaranteed benefits under the riders from our own assets. These restrictions could result in an opportunity cost – in the form of underlying fund portfolios that You did not invest in that ultimately generated superior investment performance. Thus, You should consider these underlying fund portfolio restrictions when deciding whether to elect an optional benefit that features such restrictions.
Risk Associated With Election of Optional Benefits. Several of the optional benefits include a host of requirements that must be adhered to in order to preserve and maximize the guarantees we offer under the benefit. If You fail to adhere to these requirements, that may diminish the value of the benefit and even possibly cause termination of the benefit. In addition, it is possible that You will pay fees for the optional benefit without fully realizing the guarantees available under the optional benefit. For example, such would be the case if You were to hold a Guaranteed Lifetime Withdrawal Benefit for many years yet die sooner than anticipated, without having taken a significant number of lifetime withdrawals.
Risks of Managing General Account Assets. The general account assets of the Company are used to support the payment of guaranteed benefits under the Policy. To the extent that the Company is required to pay amounts in addition to the Policy Value, such amounts will come from our general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of the Company’s general creditors. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.
Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Separate Account that we promise.
Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Policy, and prior to age 59½ a tax penalty may apply. In addition, even if the Policy is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.
Cybersecurity and Certain Business Continuity Risks
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.
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For additional detail regarding cybersecurity and related risks, please reference the Cyber Security section in the Statement of Additional Information.
Business Continuity
Our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. To date, the COVID-19 pandemic has caused significant uncertainty and disruption to governments, business operations, and consumer behavior on a global scale. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans do not include effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.
Transamerica life insurance company, The separate account, and portfolio companies
Transamerica Life Insurance Company
Transamerica Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy.
We are engaged in the sale of life insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. and is licensed in the District of Columbia, Guam, Puerto Rico, the Virgin Islands and all states except New York. We are a wholly-owned indirect subsidiary of Transamerica corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours and subject to our claims paying ability. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.
Financial Condition of the Company
We pay benefits under Your Policy from our general account assets and/or from Your Policy Value held in the Separate Account. It is important that You understand that benefit payments are not assured and depend upon certain factors discussed below.
Assets in the Separate Account. You assume all of the investment risk for Your Policy Value that is allocated to the Subaccounts of the Separate Account. Your Policy Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. For more information see The Separate Account below.
Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the Fixed Account, which are supported by the assets in our general account. Any guarantees under a Policy that exceed Policy Value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. For more information see The Fixed Account.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.
As an insurance company, we are required by state insurance regulation to hold a specified amount of general account reserves in order to meet all the contractual obligations to our Owners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we monitor our reserves so that we hold sufficient amounts to cover actual or expected Policy and claims payments. In addition, we hedge our investments in our general account, and may require
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purchasers of certain benefits of the variable insurance products that we offer to allocate premium payments and Policy Value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our Policy Owners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. We encourage Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the Separate Account are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC's website at sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our Owners are available on our website https://www.transamerica.com/why-transamerica/financial-strength, and the websites of these nationally recognized statistical ratings organizations – https://www.ambest.com/home/default.aspx, https://www.moodys.com/ and https://www.spglobal.com/ratings/en/.
The Separate Account
The Company established a Separate Account, called Separate Account VA U, under the laws of the State of Ohio on August 4, 2003. The Separate Account receives and invests the Premium Payments that are allocated to it for investment in shares of the Underlying Fund Portfolios.
The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the Separate Account or the Company. Income, gains and losses (whether or not realized), from assets allocated to the Separate Account are, in accordance with the policies, credited to or charged against the Separate Account without regard to the Company's other income, gains or losses.
The assets of the Separate Account are held in the Company's name on behalf of the Separate Account and belong to the Company. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business the Company may conduct. The Separate Account may include other Subaccounts that are not available under these policies.
The Underlying Funds
At the time You purchase Your Policy, You may allocate Your premium to Subaccounts. These are subdivisions of our Separate Account, an account that keeps Your Policy assets separate from our company assets. The Subaccounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that You buy through Your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Underlying Fund Portfolio has varying degrees of investment risk. Underlying Fund Portfolios are also subject to separate fees and expenses such as management fees and operating expenses. “Master-feeder” or “fund of funds” invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce Your investment return. Read the Underlying Fund Portfolio prospectuses carefully before investing. We do not guarantee the investment results of any Underlying Fund Portfolio. Certain Underlying Fund Portfolios may not be available in all states and in all share classes. Please see Appendix - Portfolio Companies Available Under the Policy for additional information.
Other Transamerica Policies
We offer a variety of fixed and variable annuity policies. They may offer features, including Investment Options, and have fees and charges, that are different from those in the Policy offered by this prospectus. Not every Policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue Age, or other criteria established by the financial intermediary. Upon request, Your financial professional can show You information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.
You should work with Your financial professional to decide whether this Policy is appropriate for You based on a thorough analysis of Your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
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VOTING RIGHTS
To the extent required by law, we will vote the underlying fund portfolios' shares held by the Separate Account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we will determine that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.
Before the Annuity Commencement Date, You hold the voting interest in the selected portfolios. The number of votes that You have the right to instruct will be calculated separately for each Subaccount. The number of votes that You have the right to instruct for a particular Subaccount will be determined by dividing Your Policy Value in the Subaccount by the net asset value per share of the corresponding portfolio in which the Subaccount invests. Fractional shares will be counted.
After the Annuity Commencement Date, You have the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the Policy decrease. The person's number of votes will be determined by dividing the reserve for the Policy allocated to the applicable Subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.
The number of votes that You have the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. We will solicit voting instructions by sending You, or other persons entitled to vote, requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by us in which You, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same Subaccount. Accordingly, it is possible for a small number of Owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy Values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so. Shares owned by the insurance company and its affiliates will also be proportionately voted.
Each person having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.
THE ANNUITY POLICY
This prospectus describes the WRL Freedom Premier® III Variable Annuity policy offered by the Company. This prospectus generally describes policies issued on or after the date of this prospectus. Policies issued before that date may have different features (such as different death benefits or annuity payment options) and different charges.
An annuity is a contract between You (the Owner) and an insurance company (in this case the Company), where the insurance company promises to pay You an income in the form of annuity payments. These payments begin on a designated date, referred to as the Annuity Commencement Date. Until the Annuity Commencement Date, Your annuity is in the accumulation phase and the earnings (if any) are tax deferred. Tax deferral means You generally are not taxed until You take money out of Your annuity. After You Annuitize, Your annuity switches to the income phase.
The Policy is a flexible premium deferred variable annuity. You can use the Policy to accumulate assets for retirement or other long-term financial planning purposes. Your individual investment and Your rights are determined primarily by Your own Policy.
The Policy is a “flexible premium” annuity because after You purchase it, You can generally make additional premium payments of $50 or more until the Annuity Commencement Date. You are not required to make any additional premium payments.
The Policy is a “variable” annuity because the value of Your Policy can go up or down based on the performance of Your Subaccounts. If You invest in the Separate Account, the amount of money You are able to accumulate in Your Policy during the accumulation phase depends upon the performance of Your Subaccounts. You could lose the amount You allocate to the Separate Account. The amount of annuity payments You receive from the Separate Account during the income phase also depends upon the investment performance of Your Subaccounts. However, if you annuitize under the Initial Payment Guarantee feature, then you will receive stabilized annuity payments that will never be less than a percentage of your initial variable annuity payment. There is an extra charge for this feature.
The Policy also contains a Fixed Account. The Fixed Account offers interest at rates that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that You select.
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Do not purchase this Policy if You plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, You represent and warrant that You are not using the Policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.
PURCHASE
Policy Issue Requirements
The Company will not issue a Policy unless:
•
the Company receives in good order (See Sending Forms and Transaction Requests in Good Order) all information needed to issue the Policy;
•
the Company receives in good order (at our Administrative Office) a minimum initial premium payment;
•
the Annuitant, Owner, and any joint Owner are age 90 or younger (the limit may be lower for qualified policies).
•
the Owner and Annuitant have an immediate familial relationship.
Please note, certain riders described herein may require a younger age. Please carefully read the applicable rider sections regarding any age limitations.
We reserve the right to reject any application or premium payment.
Premium Payments
You should make checks for premium payments payable only to Transamerica Life Insurance Company and send them to the Administrative Office. Your check must be honored in order for us to pay any associated annuity payments and benefits due under the Policy.
We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third party checks not accepted by us will be returned.
We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
Initial Premium Requirements
The initial premium payment for nonqualified policies must be at least $5,000, and at least $1,000 for qualified policies. You must obtain prior company approval to purchase a Policy with an amount less than the stated minimum. There is generally no minimum initial premium payment for policies issued under section 403(b) of the Internal Revenue Code; however, Your premium payment must be received within 90 days of the Policy Date or Your Policy will be canceled. We will credit Your initial premium payment to Your Policy within two business days after the day we receive it and Your complete Policy information in good order. If we are unable to credit Your initial premium payment, we will contact You or Your financial intermediary, if applicable, within five business days and explain why. We will also return Your initial premium payment at that time unless You instruct us to hold it and credit it within two business days after Your information is both complete and in good order.
The date on which we credit Your initial premium payment to Your Policy is generally the Policy Date. The Policy Date is used to determine Policy Years, Policy months and Policy anniversaries.
There may be delays in our receipt of applications that are outside of our control (for example, because of the failure of the selling broker/dealer or sales agent to forward the application to us promptly, or because of delays in determining whether the Policy is suitable for You). Any such delays will affect when Your Policy can be issued and Your premium allocated among Your investment choices.
Additional Premium Payments
You are not required to make any additional premium payments. However, You can generally make additional premium payments as often as You like during the accumulation phase. Additional premium payments must be at least $50 . We will credit additional premium payments to Your Policy as of the business day we receive Your premium and required information in good order at our Administrative Office. Additional premium payments must be received in good order before the close of a regular business session of
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regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) to get same-day pricing of the additional premium payment. Additional premium payments received in good order on non-business days or after our close of business on business days will receive next-day pricing. See Sending Forms and Transaction Requests in Good Order.
Maximum Total Premium Payments
For issue ages 0-80, we reserve the right to require prior approval of any cumulative premium payments over $1,000,000 (this includes subsequent premium payments) for policies with the same Owner or same Annuitant issued by us or an affiliate. We may approve premium payments over $1,000,000 but restrict access to certain optional benefits. For issue ages over 80, we reserve the right to require prior approval of any cumulative premium payments over $500,000 (this includes subsequent premium payments) for policies with the same Owner or same Annuitant issued by us or an affiliate. If You do not obtain prior approval for premium payments in excess of the dollar amounts listed above, the business will be deemed not in good order.
Allocation of Premium Payments
When You purchase a Policy, we will allocate Your premium payment to the investment choices You select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless You request a different allocation. You could lose the amount You allocate to the Subaccounts.
If You allocate premium payments to the Dollar Cost Averaging program, (if it is available), You must give us instructions regarding the Subaccount(s) to which transfers are to be made ..
You may change allocations for future additional premium payments by sending written instructions to our Administrative Office, or by telephone, or other electronic means acceptable to us subject to the limitations described under Additional Features - Telephone and Electronic Transactions. The allocation change will apply to premium payments received on or after the date we receive the change request in good order.
We reserve the right to restrict or refuse any premium payment.
Policy Value
You should expect Your Policy Value to change from Valuation Period to Valuation Period. A Valuation Period begins at the close of regular trading on the New York Stock Exchange on each business day and ends at the close of regular trading on the next succeeding business day. A business day is each day that the New York Stock Exchange is open. Regular trading on the New York Stock Exchange usually closes at 4:00 p.m., Eastern time. Holidays are generally not business days.
INVESTMENT OPTIONS
The WRL Freedom Premier® III Variable Annuity offers you a means of investing in various underlying fund portfolios offered by different investment companies (by investing in the corresponding Subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this Policy are listed in the Appendix - Portfolio Companies Available Under the Policy.
The general public may not purchase shares of any of these underlying fund portfolios. The names and investment objectives and policies may be similar to other portfolios managed by the same investment adviser or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other portfolios.
More detailed information, including an explanation of the portfolios' fees and investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which can be found at http://dfinview.com/Transamerica/TAHD/89358T214?site=VAVUL. You should read the prospectuses for the underlying fund portfolios carefully before You invest.
In addition, information regarding each underlying fund portfolio, including (i) its name (ii) its investment objective (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix - Portfolios Available Under the Policy. Each underlying fund portfolio has issued a prospectus that contains more detailed information about its investment holdings, including a description of investment risks. You may obtain a free copy of the underlying fund portfolio prospectuses by contacting our Administrative Office at (800)525-6205 or by visiting our website at http://dfinview.com/Transamerica/TAHD/89358T214?site=VAVUL.
Note: If You received a summary prospectus for any of the underlying fund portfolios listed in Appendix - Portfolio Companies Available Under the Policy, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full underlying fund prospectus or its Statement of Additional Information.
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Selection of Underlying Fund Portfolios
The underlying fund portfolios offered through this variable annuity are selected by us, and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, volatility, hedgeability, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see Revenue We Receive. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premium payments and/or transfers of Cash Value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners. We have included the Transamerica Series Trust (“TST” ) underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).
We have developed this variable annuity product in cooperation with one or more distributors, and may include certain underlying fund portfolios based on their recommendations. Their selection criteria may differ from our selection criteria.
If You elect a Guaranteed Lifetime Withdrawal Benefit rider, as discussed later in this prospectus, we require You to allocate Your Policy Value to designated Investment Options. This requirement is intended to reduce the Company’s costs and risks associated with offering the rider, and we select which underlying fund portfolios to make available under the riders with these factors in mind. Certain designated Investment Options invest in fund portfolios with volatility control strategies, which could limit full participation in market gains and the growth of the riders. See the Investment Restrictions section for information regarding the potential impact of volatility control strategies on the value of the Guaranteed Lifetime Withdrawal Benefit riders.
Designated Investment Options, including those that invest in fund portfolios with volatility control strategies, are also available to contract Owners who do not elect a Guaranteed Lifetime Withdrawal Benefit rider. Although volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing Policy Owners with the opportunity for smoother performance and better risk adjusted returns, such strategies could limit Your full participation in market gains and ability to maximize potential growth of Your Policy Value.
You are responsible for choosing the Subaccounts which invest in the underlying fund portfolios, and the amounts allocated to each, that are appropriate for Your own individual circumstances and Your investment goals, financial situation, and risk tolerance. Because investment risk is borne by You, decisions regarding investment allocations should be carefully considered. We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.
In making Your investment selections, we encourage You to thoroughly investigate all of the information regarding the underlying fund portfolios that are available to You, including each underlying fund portfolio's prospectus, Statement of Additional Information and annual and semi-annual reports. Other sources such as the underlying fund's website provide more current information, including information about any regulatory actions or investigations relating to a fund or underlying fund portfolio. After You select underlying fund portfolios for Your initial premium payment, You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.
You bear the risk of any decline in the Cash Value of Your Policy resulting from the performance of the underlying fund portfolios You have chosen.
We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.
We do not guarantee that any of the Subaccounts will always be available for premium payments, allocations, or transfers. We reserve the right, subject to compliance with applicable law, to make certain changes to the Separate Account and its investments. We reserve the right to add new portfolios (or portfolio classes), close existing portfolios (or portfolio classes), or substitute portfolio shares that are held by any Subaccount for shares of a different portfolio. We will not add, delete or substitute any underlying fund portfolio shares attributable to Your interest in a Subaccount without notice to You and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
We reserve the right to limit the number of Subaccounts You are invested in at any one time.
If You elect certain optional riders, You will be subject to Investment Restrictions. In the future, we may change the Investment Restrictions.
Not all Subaccounts may be available for all policies, in all states, or through all financial intermediary firms.
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Addition, Deletion, or Substitution of Investment Options
We cannot and do not guarantee that any of the Subaccounts will always be available for premium payments, allocations, or transfers. We retain the right, subject to any applicable law, to make certain changes in the Separate Account and its Investment Options. We reserve the right to eliminate the shares of any portfolio held by a Subaccount and to substitute shares of another portfolio of the underlying fund portfolios, or of another registered open-end management investment company for the shares of any portfolio. To the extent required by applicable law, substitutions of shares attributable to Your interest in a Subaccount will not be made without prior notice to You and prior regulatory approval. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of variable annuity policies, or from affecting an exchange between series or classes of variable annuity policies on the basis of Your requests.
New Subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Each additional Subaccount will purchase shares in an underlying fund portfolio or other investment vehicle. We may also close one or more Subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any Subaccount is closed, we will notify You and request a reallocation of the amounts invested in the closed Subaccount. If we do not receive additional instructions, any subsequent premium payments or transfers (including dollar cost averaging transactions or asset rebalance programs transactions) into a closed or liquidated Subaccount will be re-allocated to the remaining available Investment Options according to the investment allocation instructions You previously provided. If Your previous investment allocation instructions do not include any available Investment Options, we will require new instructions. If we do not receive new instructions, the requested transaction will be canceled and any premium payment will be returned. Under asset rebalance programs the value remaining in the closed Subaccount will be excluded from any future rebalancing. The value of the closed Subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages You requested. As You consider Your overall investment strategy within Your annuity, You should also consider whether or not to re-allocate the value remaining in the closed Subaccount to another Investment Option. If You decide to re-allocate the value of the closed Subaccount, You will need to provide us with instructions. Under certain situations involving Annuitizations (e.g., Policy reached maximum Annuity Commencement Date) if an Investment Option is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other Investment Options You have purchased Accumulation Units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued policies, if an Investment Option is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other current Investment Options You have value allocated to and which are open to new investment.
In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the Separate Account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other Separate Accounts. To the extent permitted by applicable law, we also may (1) transfer the assets of the Separate Account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of Owners or other persons who have voting rights as to the Separate Account, (3) create new Separate Accounts, (4) add new Subaccounts to or remove existing Subaccounts from the Separate Account, or combine Subaccounts, or (5) add new underlying fund portfolios, or substitute a new underlying fund portfolio for an existing underlying fund portfolio.
In addition, a Subaccount could become no longer available due to the liquidation of its corresponding underlying fund portfolio. To the extent permitted by applicable law, upon advance notice to You and unless You otherwise instruct us, we will:
1)
Re-allocate any Policy Value in the liquidated underlying fund portfolio to the money market Subaccount or a Subaccount investing in another underlying fund portfolio designated by us; and
2)
If You are using an automated transfer feature such as the Rebalancing program or Dollar Cost averaging with the Subaccount for the portfolio, You should contact us immediately to make alternate arrangements. If you do not make alternate arrangements before the closure date, any subsequent allocations to the Subaccount for the portfolio will be directed to the Money Market Subaccount.
We reserve the right, subject to compliance with applicable law, to make certain changes to the Separate Account and its investments. We reserve the right to add new portfolios (or portfolio classes), close existing portfolios (or portfolio classes), or substitute portfolio shares that are held by any Subaccount for shares of a different portfolio. We will not add, delete or substitute any Underlying Fund Portfolio shares attributable to Your interest in a Subaccount without notice to You and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
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The Fixed Account
Premium payments allocated and amounts transferred to the Fixed Account become part of our general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures relating to interests in the general account are, however, subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.
While we do not guarantee that the Fixed Account will always be available for investment, we do guarantee that the interest credited to the Fixed Account will not be less than the guaranteed minimum effective annual interest rate shown on your Policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the Guaranteed Period Option you selected, the value in that Guaranteed Period Option will automatically be transferred into a new Guaranteed Period Option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another Investment Option by giving us notice within 30 days before the end of the expiring guaranteed period.
Surrenders, withdrawals, transfers, and amount applied to an Annuity Payment Option from a Guaranteed Period Option of the Fixed Account are generally subject to an Excess Interest Adjustment (except at the end of the guaranteed period). See ACCESS TO YOUR MONEY - Excess Interest Adjustment for more information about when an Excess Interest Adjustment applies. This adjustment will also be made to amounts that you apply to an Annuity Payment Option. The Excess Interest Adjustment will not decrease the interest credited to your Policy below the guaranteed minimum. Please see Appendix – Excess Interest Adjustment Examples for an example showing the effect of a hypothetical Excess Interest Adjustment calculation.
We also guarantee that upon full surrender your Cash Value attributable to the Fixed Account will not be less than the amount required by the applicable non-forfeiture law at the time the Policy is issued.
If you select the Fixed Account, your money will be placed with our other general assets. The amount of money You are able to accumulate in the Fixed Account during the accumulation phase depends upon the total interest credited. The amount of each annuity payment you receive during the income phase from the fixed portion of your Policy will remain level for the entire income phase. The interest credited as well as principal invested in the Fixed Account is based on our claims-paying ability.
We reserve the right to refuse any premium payment or transfer to the Fixed Account.
Transfers
During the accumulation phase, you may make transfers to or from any Investment Option within certain limitations.
Transfers out of a Guaranteed Period Option of the Fixed Account are limited to the following:
•
Transfers at the end of a guaranteed period. No excess interest adjustment will apply.
•
Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest premium payment first.
•
Other than at the end of a guaranteed period, transfers of amounts from the Guaranteed Period Option in excess of amounts equal to interest credited, including transfers in connection with the Portfolio Allocation Method discussed later in this prospectus, are subject to an Excess Interest Adjustment. If it is a negative adjustment, the maximum amount you can transfer in any one Policy Year is 25% of the amount in that Guaranteed Period Option, less any previous transfers during the current Policy Year. If it is a positive adjustment, we do not limit the amount that you can transfer.  (Note: This restriction may prolong the period of time it takes to transfer the full amount in the Guaranteed Period Option of the Fixed Account.  You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.) Please see Appendix - Excess Interest Adjustment Examples for an example showing the effect of a hypothetical Excess Interest Adjustment calculation.
In general, each transfer from a Subaccount must be at least $500, or the entire Subaccount value if less than $500. Transfers of interest from a Guaranteed Period Option of the Fixed Account must be at least $50. If less than $500 remains as a result of the transfer, then we reserve the right to include that amount in the transfer. Transfer requests must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Transfer requests received in good order on non-business days or after our close of business on business days will get next-day pricing. See Sending Forms and Transaction Requests in Good Order.
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The number of transfers permitted may be limited and a $10 charge for each transfer in excess of 12 in any Policy Year may apply. We reserve the right to prohibit transfers to the Fixed Account.
During the income phase, You may transfer values out of any Subaccount; however, You cannot transfer values out of the Fixed Account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the Subaccount from which the transfer is being made.
Transfers made by telephone, or other electronic means acceptable to us, are subject to the limitations described in ADDITIONAL FEATURES - Telephone and Electronic Transactions.
Investment Restrictions
If You elect certain optional riders, You will be subject to Investment Restrictions requiring You to invest in certain underlying fund portfolios, which may be referred to (depending on Your rider) as designated Investment Options.
One or more of the underlying fund portfolios that may be designated Investment Options under an optional rider, in part, may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit Your participation in market gains; this may conflict with Your investment objectives by limiting Your ability to maximize potential growth of Your Policy Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing Policy Owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, You should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect Your Policy Value and rider benefits. Our requirement to invest in accordance with certain Investment Options, which may include volatility control, may reduce our costs and risks associated with the applicable riders. You pay an additional fee for the rider benefits which, in part, pays for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to You. You should carefully evaluate with Your financial professional whether to invest in underlying fund portfolios with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on Your investment objectives, Your Policy Value and the benefits under the riders. If You determine that underlying fund portfolios with volatility control strategies are not consistent with Your investment objectives, other Investment Options are available under the riders that do not invest in underlying fund portfolios that utilize volatility control strategies.
For more information about the underlying fund portfolios and the investment strategies they employ, please refer to the underlying fund portfolios' current prospectuses.
Market Timing and Disruptive Trading
The market timing Policy and the related procedures (discussed below) do not apply to the ProFunds Subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If You invest in the ProFunds Subaccounts, You should be aware that You may bear the costs and increased risks of frequent transfers discussed below.
Statement of Policy. This variable annuity Policy was not designed to accommodate market timing or facilitate frequent or large transfers among the Subaccounts or between the Subaccounts and the Fixed Account. (Both frequent and large transfers may be considered disruptive.)
Market timing and disruptive trading can adversely affect You, other Owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a Subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.
We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain Subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if You intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.
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Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among Subaccounts of variable products issued by these other insurance companies or retirement plans.
Deterrence. If we determine You or anyone acting on Your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that Your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature sent to us only by U.S. mail. We may also restrict the transfer privileges of others acting on Your behalf, including Your registered representative or an asset allocation or investment advisory service.
We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some Owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by Owner or persons engaged in trading on behalf of Owners.
In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller underlying fund portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances; we may change the maximum dollar amount of permitted transfers quickly and without notice.
For contracts with Portfolio Allocation Method, the effect of transfers pursuant thereto may be considered disruptive for certain underlying fund portfolios. As a result, contract Owners using Portfolio Allocation Method may have to change their selected underlying fund portfolios. We will contact You in the event this occurs.
Please note: If You engage a third party investment adviser for asset allocation services, then You may be subject to these transfer restrictions because of the actions of Your investment adviser in providing these services.
In addition to our internal policies and procedures, we will administer Your variable annuity Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge You for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.
Under our current policies and procedures, we do not:
•
impose redemption fees on transfers; or
•
expressly limit the number or size of transfers in a given period except for certain Subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
•
provide a certain number of allowable transfers in a given period.
Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.
In the absence of a preventative transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it.
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Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable Investment Options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such Owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.
Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other Owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in market timing or disruptive trading among the Investment Options under the variable insurance product. In addition, we may not honor transfer requests if any variable Investment Option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.
Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. We do not monitor transfer requests for compliance with the frequent trading policies and procedures of the respective underlying fund portfolios.
We are required to provide to an underlying fund portfolio or its payee certain information about the trading activity of individual Owners. We may be required to restrict or prohibit further purchases or transfers by specific Owners or persons acting on their behalf, if identified by an underlying fund portfolio as violating frequent trading policies.
Please read the underlying fund portfolio prospectus for information about restrictions on transfers.
Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and Separate Accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the fund portfolio companies' ability to apply their respective frequent trading policies and procedures.
We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other Owners of underlying fund portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable Investment Options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing Your request.
ProFunds Subaccounts. The restrictions above do not apply to ProFunds Subaccounts.
Because the above restrictions do not apply to the ProFunds Subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).
EXPENSES
There are charges and expenses associated with your Policy that reduce the return on your investment in the Policy. In addition to the following charges, there are optional benefits that if selected, assess additional charges. Please see ADDITIONAL FEATURES for more information.
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Transaction Expenses
Surrender Charges
During the accumulation phase, you can surrender part or all of the Cash Value (restrictions may apply to qualified policies). We may apply a surrender charge to compensate us for expenses relating to sales, including commissions to registered representatives and other promotional expenses.
You can take a withdrawal of up to the greater of (i) 10% of your premium payments or (ii) any gains in the Policy once each year free of surrender charges. This amount is referred to as the Free Amount and is determined at the time of surrender. (The free amount is not cumulative, so not surrendering anything in one year does not increase the surrender charge free amount in subsequent years.) If the surrender is in excess of this Free Amount, you might have to pay a surrender charge, which is a contingent deferred sales charge, on the excess amount.
The following schedule shows the surrender charges that apply during the eight years following payment of each premium payment:
Number of Years Since Premium Payment Date	Surrender Charge (as a percentage of premium surrendered)
0–1	8.5%
1–2	8.0%
2–3	7.0%
3–4	6.0%
4–5	5.0%
5–6	4.0%
6–7	3.0%
7–8	2.0%
more than 8	0.0%
For example, assume Your premium is $100,000 and Your Policy Value is $106,000 at the beginning of the second Policy Year and You surrender $30,000. Since that amount is more than Your surrender charge free amount ($10,000), You would pay a surrender charge of $1,600 on the remaining $20,000 [8% of ($30,000 - $10,000)].
Likewise, assume Your Policy Value is $80,000 (premium payments $100,000) at the beginning of the second Policy Year and You surrender Your Policy. You would pay a surrender charge of $7,200 [8% of ($100,000 - ($100,000 x 10%))].
You can generally choose to receive the full amount of a requested withdrawal by directing us to deduct any applicable surrender charge (and any applicable excess interest adjustment) from Your remaining Policy Value. You receive Your Cash Value upon full surrender.
For surrender charge purposes, earnings are considered to be surrendered first, then the oldest premium is considered to be surrendered next.
Surrender charges and Excess Interest Adjustments are waived if You surrender money under the Nursing Care and Terminal Condition Withdrawal Option or the Unemployment Waiver.
Keep in mind that withdrawals may be taxable and, if made before age 59½, may be subject to a 10% federal penalty tax. For tax purposes, surrenders from nonqualified policies are considered to come from taxable earnings first.
An optional rider is available which reduces the number of years a surrender charge applies to each premium payment. There is an extra charge for this rider. See Liquidity Rider.
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Life with Emergency CashSM Surrender Charge
If you select the Life with Emergency CashSM Annuity Payment Option, then you can surrender Your Policy even after annuity payments have begun. However, there is a surrender charge during the first four years after the Annuity Commencement Date (no matter which Policy or variation thereof you previously purchased). The following schedule shows the current surrender charge:
Number of Years Since Annuity Commencement Date	Surrender Charge (as a % of premium surrendered)
0–1	4%
1–2	3%
2–3	2%
3–4	1%
more than 4	0%
We can change the surrender charge, and You will be subject to whatever surrender schedule is in effect at the time You Annuitize under the Life with Emergency CashSM Annuity Payment Option.
Note carefully the following three things about this surrender charge:
•
this surrender charge is measured from the Annuity Commencement Date and not from the premium payment date;
•
this surrender charge is a percentage of the premium; and
•
under this payment option, there is no surrender charge free amount.
Liquidity Rider Surrender Charge Schedule. The following schedule shows the surrender charges that apply if the Liquidity Rider is elected:
Number of Years Since Premium Payment Date	Surrender Charge (as a percentage of premium surrendered)
0–1	8.5%
1–2	8.0%
2–3	7.0%
3–4	6.0%
more than 4	0.0%
Excess Interest Adjustment
Surrenders, withdrawals, transfers, amounts applied when a death benefit is calculated, and amounts applied to an annuity option from the Fixed Account may be subject to an Excess Interest Adjustment. This adjustment could retroactively reduce the interest credited in the Fixed Account to the guaranteed minimum or increase the amount credited. This adjustment may also apply to amounts applied to an Annuity Payment Option. However, please note that a death benefit will not be reduced if the Excess Interest Adjustment results in a decrease in the Cash Value available to You. Please see Appendix - Excess Interest Adjustment Examples for an example showing the effect of a hypothetical Excess Interest Adjustment calculation. The Excess Interest Adjustment plays a role in calculating the total interest credited to the Fixed Account.
Premium Taxes
A deduction is also made for premium taxes, if any, imposed on us by a state, municipality or other government agency. The tax, currently ranging from 0% to 3.50%, is assessed at the time premium payments are made or when annuity payments begin. We pay the premium tax at the time it is imposed. We will, at our discretion, deduct the total amount of premium taxes, if any, from the Policy Value when such taxes are due to the applicable taxing authority, You begin receiving annuity payments, You surrender the Policy or a death benefit is paid.
Federal, State and Local Taxes
We may in the future deduct charges from the Policy for any taxes we incur because of the Policy. However, no deductions are being made at the present time.
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Special Service Fees
We may deduct a charge for special services, including overnight delivery; duplicate policies; non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. We may charge a fee for each service performed and fees may vary based on the type of service but will not exceed the maximum Special Service Fee shown in the Fee Table.
Transfer Fee
You are generally allowed to make 12 free transfers per Policy Year before the Annuity Commencement Date. If You make more than 12 transfers per Policy Year, we reserve the right to charge $10 for each additional transfer. Premium payments, Asset Rebalancing, and Dollar Cost Averaging transfers do not count as one of Your free transfers. All transfer requests made at the same time are treated as a single transfer. Currently we are not charging for transfers, but reserve the right to do so in the future.
Base Contract Expenses
Mortality and Expense Risk Fees
We charge a fee as compensation for bearing certain mortality and expense risks under the Policy. This fee is assessed daily based on the net asset value of each Subaccount. Examples of such risks include a guarantee of annuity rates, the death benefit, certain expenses of the Policy (including distribution related expenses), and assuming the risk that the current charges will be insufficient in the future to cover costs of selling, distributing and administering the Policy.
If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.
Administrative Charges
We deduct a daily administrative charge to cover the costs of supporting and administering the Policy (including certain distribution-related expenses). This charge is equal to a percentage of the daily net asset value of each Subaccount during both the accumulation phase and the income phase.
Annual Service Charge
During the accumulation phase, an annual service charge of $35 (but not more than 2% of the Policy Value) is charged on each Policy anniversary. The service charge is waived if your Policy Value or the sum of your premiums, less all partial surrenders, is at least $50,000.
Initial Payment Guarantee
If You elect the Initial Payment Guarantee feature at the time of Annuitization, there is a fee (during the income phase) currently at an annual rate of 1.25% of the daily net asset value. This fee may be higher or lower at the time you Annuitize and elect the feature.
Fund Facilitation Fee
We charge a fund facilitation fee in order to make certain funds available as investment choices under the policies. We apply the fee to funds that do not provide us with the amount of revenue we require in order for us to meet our expenses and revenue targets. This fee is assessed daily based on the net asset value of subaccounts that we specify. The fund facilitation fee, expressed as an annual rate is:
•
0.20% AB Balanced Hedged Allocation Portfolio - Class B
•
0.15% Franklin Allocation VIP Fund - Class 4
Optional Benefits
If You elect to purchase optional benefits, we will deduct an additional fee. For some optional benefits the fee is assessed against the daily net asset value of each Subaccount and for others it is deducted from each Investment Option in proportion to the amount of Policy Value in each Investment Option. Please refer to the ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES for the list of fees for each optional benefit and Optional Benefit Riders section for more information.
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Underlying Fund Portfolio Fees and Expenses
The value of the assets in each Subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest underlying fund portfolio expenses for the previous calendar year are found in the ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.
Reduced Fees and Charges
We may at our discretion, reduce or eliminate certain fees and charges for certain policies (including employer-sponsored savings plans) which may result in decreased costs and expenses.
Revenue We Receive
This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are described further below. While only certain of the types of payments described below may be made in connection with Your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including Your Policy.
We (and/or our affiliates) may receive some or all of the following types of payments:
• Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI” ) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain underlying fund portfolios available as Investment Options under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.50% of the average daily assets of the certain underlying fund portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue. These fees are paid from the underlying fund portfolios’ assets. Policy Owners, through their indirect investment in the underlying fund portfolios, bear the costs of 12b-1 fees (see the prospectuses for the underlying fund portfolios for more information).
• Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realized on the advisory fee deducted from underlying fund portfolio assets. Policy Owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying fund portfolios for more information). However, amounts paid from an investment adviser’s or sub-adviser’s (or other service provider’s) revenues are not paid from the underlying portfolios’ assets. The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.
The following chart provides the maximum combined percentages of Support Fees and underlying fund portfolio fees (i.e. sub-transfer agent, Rule 12b-1, and Shareholder Services) that we anticipate will be paid to us on an annual basis. Please Note: Some of the underlying funds listed in the chart below may not currently be available under Your Policy:
Incoming Payments to the Company and/or TCI
Underlying Fund Portfolio	Maximum Fee % of assets
TRANSAMERICA SERIES TRUST (“TST”)	0.25%
AB VARIABLE PRODUCTS SERIES FUND, INC.	0.45%
ACCESS ONE TRUST	0.50%
PROFUNDS	0.50%
FIDELITY® VARIABLE INSURANCE PRODUCTS FUND	0.30%
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	0.50%
NOTES TO INCOMING PAYMENTS TABLE:
Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to
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receive 12b-1 fees and administrative fees on assets that invest in Subaccounts that are closed to new premium payments, depending on the terms of the agreements supporting those payments and on the services provided.
TST: Because TST is managed by TAM, an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or arrangements may be entered into for a variety of purposes, such as to allocate resources to us and to provide administrative services to the policyholders who invest in Subaccounts that invest in the TST underlying fund portfolios. These payments or arrangements may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2022 we and TCI received approximately $196.1 million in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate that the amounts will decline in 2023.
Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in shares are held by the Subaccounts of the Company and its affiliates.
Other Payments. We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”), also directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products and/or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the underlying fund portfolios (or their affiliates):
•
may each directly or indirectly pay TCI conference sponsorship or marketing allowance payments that provides such advisers and sub-advisers with access to TCI's wholesalers at TCI's national and regional sales conferences as well as internal and external meetings and events that are attended by TCI's wholesalers and/or other TCI employees.
•
may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives;
•
may provide our affiliates and/or selling firms with wholesaling services to assist us in the distribution of the policies.
•
may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to assist with their promotional efforts. The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policies.
For the calendar year ended December 31, 2022, TCI and its affiliates received approximately $331,500 in payments from firms to participate in TCI sponsored events. The firms include Aegon Asset Management • BlackRock Financial • Fidelity Investments • Franklin Templeton • Janus Henderson • JP Morgan • Madison Investments • Milliman Financial • Morgan Stanley • PGIM QS • PineBridge Investments • Rothschild and Co. • Systematic Financial • TSW Investment • and Wellington Wealth Management..
Please note some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.
Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the Policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.
For further details about the compensation payments we make in connection with the sale of the policies, see OTHER INFORMATION - Distribution of the Policies in this prospectus.
general description of the policy
Ownership
You, as Owner of the Policy, exercise all rights under the Policy. You can generally change the Owner at any time by notifying us in writing at our Administrative Office. If we do not have an originating signature or guaranteed signature on file or if the Company suspects fraud, we may require a notarized signature. There may be limitations on Your ability to change the ownership of a qualified Policy. An ownership change may be a taxable event.
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Beneficiary
The beneficiary designation will remain in effect until changed. The Owner may change the designated beneficiary by sending us Written Notice. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the Owner may then designate a new beneficiary.) We will not be liable for any payment made before the Written Notice is received in our Administrative Office. If more than one beneficiary is designated, and the Owner fails to specify their interests, they will share equally. If, upon the death of the Annuitant, there is a surviving Owner (s), then the surviving Owner (s) automatically takes the place of any beneficiary designation.
Assignment
You can also generally assign the Policy any time during Your lifetime. We will not be bound by the assignment until we receive Written Notice of the assignment in good order at our Administrative Office and approve it. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the Policy before we approve the assignment. There may be limitations on Your ability to assign a qualified Policy. An assignment may have tax consequences.
Certain Offers
From time to time, we have (and we may again) offered You some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.
When we make an offer, we may vary the offer amount, up or down, among the same group of Policy Owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether You have taken any withdrawal that has caused a pro rata reduction in Your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of Policy Owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining Policy Owners in the same group.
If You accept an offer that requires You to terminate a guaranteed benefit and You retain Your Policy, we will no longer charge You for the benefit, and You will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.
We may also make an offer to You to exchange an existing rider for a different rider.
Exchanges and/or Reinstatements
You can generally exchange a nonqualified annuity Policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, You should compare both annuities carefully. Remember that if You exchange or transfer another annuity for the one described in this prospectus, then You may pay a surrender charge on the other annuity, and there may be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless You determine, after knowing all the facts, that the exchange or transfer is in Your best interest and not just better for the person trying to sell You this Policy (that person will generally earn a commission if You buy this Policy through an exchange, transfer or otherwise).
You may ask us to reinstate Your Policy after such an exchange, transfer, withdrawal or surrender and in certain limited circumstances we will allow You to do so by returning the same total dollar amount of funds distributed to the applicable Investment Options. The dollar amount will be used to purchase new Accumulation Units at the then current price. In the event any Subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available Investment Options according to the investment allocation instructions You previously provided. Because of changes in market value, Your new Accumulation Units may be worth more or less than the units You previously owned. Generally for non-qualified annuity reinstatements, unless You return the original company check, if a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which You will receive in January of the year following the distribution. Qualified annuity reinstatements may be subject to the same tax reporting requirements. We recommend that You consult a tax professional to explain the possible tax consequences of reinstatements.
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ACCESS TO YOUR MONEY
During the accumulation phase, You can have access to the money in Your Policy in the following ways:
•
by taking a withdrawal or surrender; or
•
by taking systematic payouts (See ADDITIONAL FEATURES - Systematic Payout Option for more details).
Surrenders
During the accumulation phase, if You take a full surrender, You will receive your Cash Value.
If You want to take a withdrawal, in most cases it must be for at least $500. Unless You tell us otherwise, we will take the surrender from each of the Investment Options in proportion to the Policy Value. Surrenders may be referred to as withdrawals on your Policy statement and other documents.
You may elect to take up to the free amount once each Policy Year without incurring a surrender charge. Remember that any surrender You take will reduce the Policy Value, and the amount of the death benefit. See DEATH BENEFIT, for more details. A withdrawal also may have a negative impact on certain other benefits and guarantees of Your Policy.
Withdrawals may be subject to a surrender charge. Withdrawals from the Fixed Account may be subject to an Excess Interest Adjustment. Income taxes, federal tax penalties and certain restrictions may apply to any surrenders You make.
Surrenders from qualified policies may be restricted or prohibited.
During the income phase, You will receive annuity payments under the Annuity Payment Option You select; however, You generally may not take any other surrenders, either full or partial, unless you elect a Life with Emergency CashSM payment option.
If Your Policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with Your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers You request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments You request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, You consent to the sharing of confidential information about You, the Policy, and transactions under the Policy and any other 403(b) contracts or accounts You have under the 403(b) plan among us, Your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
During the income phase, You will receive annuity payments under the Annuity Payment Option you select; however, You generally may not take any other surrenders, either full or partial.
Delay of Payment and Transfer
Payment of any amount due from the Separate Account for a surrender, a death benefit, or the death of the Owner of a nonqualified Policy, will generally occur within seven days from the date we receive in good order all required information at our Administrative Office. We may defer such payment from the Separate Account if:
•
the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;
•
an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
•
the SEC permits a delay for the protection of Owners.
Transfers of amounts from the Subaccounts also may be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Transamerica BlackRock Government Money Market VP portfolio (or any money market portfolio offered under this Policy) suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, surrender (either full or partial), loan, or death benefit from the TA BlackRock Government Money Market Subaccount until the portfolio is liquidated.
Any payment or transfer request which is not in good order will cause a delay. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the Cash Value from the Fixed Account for up to six months. We may defer payment of any amount until Your premium payment check has cleared Your bank.
Excess Interest Adjustment
Surrenders, withdrawals, transfers, and amounts applied to an annuity option from a Guaranteed Period Option of the Fixed Account before the end of its guaranteed period (the number of years You specified the money would remain in the Guaranteed Period Option) may be subject to an Excess Interest Adjustment. If at the time of such transactions the guaranteed interest rate set by us for
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the applicable period has risen since the date of the initial guarantee, the Excess Interest Adjustment will result in a lower Cash Value (but not below the Excess Interest Adjustment floor described in Appendix - Excess Interest Adjustment Examples). However, if the guaranteed interest rate for the applicable period has fallen since the date of the initial guarantee, the Excess Interest Adjustment will result in a higher Cash Value upon surrender or transfer. Please see Appendix - Excess Interest Adjustment Examples to see how the Excess Interest Adjustment is calculated and illustrative examples using hypothetical values.
Any amount surrendered in excess of the cumulative interest credited for that Guaranteed Period Option is generally subject to an Excess Interest Adjustment. An Excess Interest Adjustment may also be made on amounts applied to an Annuity Payment Option.
The formula that will be used to determine the Excess Interest Adjustment is:
S* (G-C)* (M/12)
S	=
Is the amount (before surrender charges, premium taxes and the application of any
Guaranteed Minimum Death Benefits, if any) being surrendered, withdrawn, transferred, paid upon death, or applied to an income option that is subject to the
Excess Interest Adjustment;

G	=	Is the guaranteed interest rate for the guaranteed period applicable to “S”;
C	=
Is the current guaranteed interest rate then being offered on new premium payments for the next longer option period than “M”. If this Policy form or such an option period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2%,

M	=	Number of months remaining in the current option period for “S”, rounded up to the next higher whole number of months; and
*	=	multiplication
Please see Appendix - Excess Interest Adjustment Examples for more detailed information concerning the Excess Interest Adjustment calculation.
There will be no Excess Interest Adjustment on any of the following:
•
surrenders of cumulative interest credited;
•
Nursing Care and Terminal Condition Withdrawal Option surrenders;
•
Unemployment Waiver surrenders;
•
transfers from a Dollar Cost Averaging fixed source;
•
surrenders to satisfy any minimum distribution requirements; and
•
Systematic Payout Option payments, which do not exceed cumulative interest credited at the time of payment.
Please note that in these circumstances You will not receive a higher Cash Value if interest rates have fallen nor will You receive a lower Cash Value if interest rates have risen.
The Excess Interest Adjustment may vary for certain policies and may not be applicable for all policies.
Signature Guarantee
As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:
•
Any surrender over $250,000 unless it is a custodial owned annuity;
•
Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a Policy Owner’s account;
•
Any electronic fund transfer instruction changes on or within 15 days of an address change;
•
Any surrender when we have been directed to send proceeds to a different personal address from the address of record for that contract Owner's account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same Owner in a “tax-free exchange”;
•
Any surrender when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
•
Any other transaction we require.
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We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800)851-9777.
You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which You do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee when required.
ANNUITY PAYMENTS (THE INCOME PHASE)
Upon the Annuity Commencement Date, which is the date Your Policy is Annuitized and annuity payments begin, Your annuity switches from the accumulation phase to the income phase. You can generally change the Annuity Commencement Date by giving us 30 days notice with the new date or age. The earliest Annuity Commencement Date is at least 30 days after You purchase Your Policy. Unless required by state law, the latest Annuity Commencement Date cannot be after the date specified in Your Policy unless a later date is agreed to by us.
Before the Annuity Commencement Date, if the Annuitant is alive, You may choose an Annuity Payment Option or change Your election. If the Annuitant dies before the Annuity Commencement Date, the death benefit is payable in a lump sum or under one of the Annuity Payment Options (unless the surviving spouse is eligible to and elects to continue the Policy). If the Annuitant dies after the Annuity Commencement Date, no death benefit is payable and the amount payable will depend on the annuity income option.
Your Policy may not be “partially” Annuitized, i.e., You may not apply a portion of Your Policy Value to an annuity option while keeping the remainder of Your Policy in force.
After the Annuitant's death, the beneficiary You designate at Annuitization will receive any remaining guaranteed payments.
Annuity Payment Options
The Policy provides several Annuity Payment Options (also known as income options) that are described below. You may choose any combination of Annuity Payment Options. We will use Your Adjusted Policy Value to provide these annuity payments. If the Adjusted Policy Value on the Annuity Commencement Date is less than $2,000, we reserve the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if payments would be less than $50.)
In deciding on which Annuity Payment Option to elect, You must decide if fixed or variable payments are better for You. If You choose to receive fixed payments, then the amount of each payment will be set on the Annuity Commencement Date and will not change. You may, however, choose to receive variable payments. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Policy. The dollar amount of additional variable payments will vary based on the investment performance of the Subaccount(s) You select. The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance (net of fees and expenses) exactly matched the Assumed Investment Return of 5% at all times, the amount of each variable annuity payment would remain constant. If actual investment performance (net of fees and expenses) exceeds the Assumed Investment Return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance (net of fees and expenses) is lower than the Assumed Investment Return, the amount of the variable annuity payments would decrease. Please note that these changes only occur annually under the Initial Payment Guarantee.
You must also decide if You want Your annuity payments to be guaranteed for the Annuitant's lifetime, a period certain, or a combination thereof. Generally, payments will be lower if You combine a period certain, guaranteed amount, or liquidity with a lifetime guarantee (e.g., Life Income with 10 years Certain and Life with Guaranteed Return of Policy proceeds). Likewise, annuity payments will also generally be lower the longer the period certain (because You are guaranteed payments for a longer time).
A charge for premium taxes and an excess interest adjustment may be made when annuity payments begin.
The Annuity Payment Options currently available are explained below. Some options are fixed only.
Income for a Specified Period (fixed only). We will make level annuity payments only for a fixed period. No assets will remain at the end of the period. If Your Policy is a qualified Policy, this Annuity Payment Option may not satisfy minimum required distribution rules. Consult a financial professional before electing this option.
Income of a Specified Amount (fixed only). Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level annuity payments followed by a smaller final annuity payment.
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If Your Policy is a qualified Policy, this Annuity Payment Option may not satisfy minimum required distribution rules. Consult a financial professional before electing this option.
Life Income. You may choose between:
•
No Period Certain (fixed or variable) - Payments will be made only during the Annuitant's lifetime. The last annuity payment will be the payment immediately before the Annuitant's death. If You choose this option and the Annuitant dies before the due date of the first annuity payment no payments will be made.
•
10 Years Certain (fixed or variable) - Payments will be made for the longer of the Annuitant's lifetime or ten years.
•
Guaranteed Return of Policy Proceeds (fixed only) - Payments will be made for the longer of the Annuitant's lifetime or until the total dollar amount of annuity payments we made to You equals the Annuitized amount (i.e., the Adjusted Policy Value less premium tax, if applicable).
•
Life with Emergency CashSM (fixed or variable)-Payments will be made during the Annuitant's lifetime. With the Life with Emergency CashSM feature, You are able to surrender all or a portion of the Life with Emergency CashSM benefit (unlike all other life Annuitization options which are not surrenderable). The amount You surrender must be at least $2,500. We will provide You with a Life with Emergency CashSM benefit schedule that will assist You in estimating the amount You have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax adviser before requesting a full or partial surrender). The maximum surrender charge is 4% of the premium surrendered (see Expenses - Life with Emergency CashSM Surrender Charge for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time You Annuitize under this Annuity Payment Option. The Life with Emergency CashSM benefit will continue through age 100 of the Annuitant.
The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the Annuitant and is generally equal to the surrender value (i.e., the amount that would be available for surrender according to the Life with Emergency CashSM benefit schedule) without any surrender charges. For qualified policies the death benefit ceases on the date the Annuitant reaches the IRS age limitation.
Joint and Survivor Annuity. You may choose:
•
No Period Certain (fixed or variable) - Payments are made during the joint lifetime of the Annuitant and a joint Annuitant of Your selection. Annuity payments will be made as long as either person is living. If You choose this option and both joint Annuitants die before the due date of the first annuity payment no payments will be made.
•
10 Year Certain (fixed only) - Payments will be made for the longer of the lifetime of the Annuitant and joint Annuitant or ten years.
•
Life with Emergency CashSM (fixed or variable)-Payments will be made during the joint lifetime of the Annuitant and a joint Annuitant of Your selection. Payments will be made as long as either person is living. With the Life with Emergency CashSM feature, You are able to surrender all or a portion of the Life with Emergency CashSM benefit. The amount You surrender must be at least $2,500. We will provide you with a Life with Emergency CashSM benefit schedule that will assist You in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax adviser before requesting a full or partial surrender). The maximum surrender charge is 4% of the premium surrendered (see Expenses - Life with Emergency CashSM Surrender Charge for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time You Annuitize under this Annuity Payment Option. The Life with Emergency CashSM benefit will continue through age 100 of the surviving joint Annuitant.
The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the surviving joint Annuitant and is generally equal to the surrender value without any surrender charges. For qualified policies the death benefit ceases on the date the surviving joint Annuitant reaches the IRS joint age limitation.
Other Annuity Payment Options may be arranged by agreement with the Company. Some Annuity Payment Options may not be available for all policies, all ages or we may limit certain Annuity Payment Options to ensure they comply with the applicable tax law provisions.
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NOTE CAREFULLY
IF:
•
You choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and
•
the Annuitant dies (or both joint Annuitants die) before the due date of the second (third, fourth, etc.) annuity payment;
THEN:
•
we may make only one (two, three, etc.) annuity payments.
IF:
•
You choose Income for a Specified Period, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
•
the person receiving annuity payments dies prior to the end of the guaranteed period;
THEN:
•
the remaining guaranteed annuity payments will be continued to a new payee, or their present value may be paid in a single sum.
However, IF:
•
you choose Life with Emergency CashSM; and
•
the Annuitant dies (if both joint Annuitants die) before age 101;
THEN:
•
a Life with Emergency CashSM death benefit will be paid.
We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee's address of record. The person receiving annuity payments is responsible for keeping us informed of his/her current address.
You must Annuitize Your Policy no later than the maximum Annuity Commencement Date specified in Your Policy (earlier for certain distribution channels) or a later date if agreed to by us. If You do not elect an Annuity Payment Option, the default option will be variable payments under Life with 10 Years Certain. If any portion of the default Annuitization is a variable payout option, then annuity units will be purchased proportionally based off Your available current investment allocations. Please note, all benefits (including guaranteed minimum death benefits and living benefits) terminate upon Annuitization. The only benefits that remain include the guarantees provided under the terms of the annuity option.
Please Note: If You Annuitize before the maximum Annuity Commencement Date, the payments You receive under the Annuity Payment Options may be less than the guaranteed minimum payments You are entitled to under a GLWB rider (if elected). Please consult Your financial professional about the advisability of Annuitization before the maximum commencement date and the Annuity Payment options available to You.
Benefits Available Under the Policy
The following table summarizes information about the benefits available under the Policy.
Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Liquidity Rider	Reduces the number of years each premium payment is subject to surrender charge for the first 4 years only.	Optional	Equal to 0.50% annually of the Separate Account Value
•Available only at purchase.
•You cannot drop this benefit
once elected.
•We may credit lower interest
rate to amounts allocated to
the Fixed Account while the
rider is in effect.
•May not be available in all
states.

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Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
“Base Policy” Death Benefit
Pays base death benefit
generally equal to the greatest of
Policy Value, Cash Value plus
positive Excess Interest
Adjustment and Fixed Account
portion of minimum required
Cash Value plus the Separate
Account portion of the Policy
Value.
		Standard	No Charge	•Available only at purchase. •Cannot change death benefit once elected. •Death benefit terminates without value upon Annuitization. •May not be available in all states.
Double Enhanced Death Benefit	Death Benefit is the greater of the 5% Annually Compounding Death Benefit or the Annual Step-Up Death Benefit.	Optional	0.40% annually of average Separate Account Value
•Available only at purchase.
•Cannot change death benefit
once elected.
•Could not be combined with
an active Guaranteed Living
Withdrawal Benefit or
Guaranteed Minimum
Income Benefit rider.
•The 5% Annually
Compounding death benefit
is available through age 80.
•Accumulated at an effective
annual rate of 5% from each
premium payment date and
each withdrawal date to the
earlier of the Annuitant’s
death or their 81st birthday.
•The Annual Step-Up death
benefit is available through
age 80.
•Is equal to the largest policy
value on the Policy date or
any Policy anniversary.
•May not be available in all
states.

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Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
5% Annually Compounding Death Benefit	Provides a death benefit equal to the highest Policy Value on any Policy anniversary up to age 81.	Optional	0.30% annually of average Separate Account Value
•Available only at purchase.
•Cannot change death benefit
once elected.
•The 5% Annually
Compounding death benefit
is available through age 80.
•Accumulated at an effective
annual rate of 5% from each
premium payment date and
any adjusted partial
withdrawals to the earlier of
the Annuitant’s death or their
81st birthday.
•Not available if Owner or
Annuitant is age 76 or older
on the Policy Date.
•May not be available in all
states.

Return of Premium Death Benefit	Pays minimum death benefit equal to total premium payments (less adjusted partial withdrawals).	Optional	0.05% annually of average Separate Account Value
•Available only at purchase.
•Cannot change death benefit
once elected.
•Not available if You or
Annuitant is 91 or older on
Policy Date.
•Withdrawals can significantly
reduce benefit value or
terminate benefit.
•Terminates upon
Annuitization.
•May not be available in all
states.

Annual Step-Up Death Benefit	Pays death benefit equal to highest Policy Value on Policy Date or on any Policy Anniversary prior to Annuitant’s 81st birthday (adjusted for premium payments and withdrawals).	Optional	0.25% annually of average Separate Account Value
•Available only at purchase.
•Cannot change death benefit
once elected.
•Not available if You or
Annuitant is 81 or older on
Policy Date.
•Withdrawals can significantly
reduce benefit value or
terminate benefit.
•”Step-Up” ends on Policy
Anniversary prior to Your
86th birthday.
•Terminates upon
Annuitization.
•May not be available in all
states.

38

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Premium Enhancement Rider	Each premium payment will receive a premium enhancement that is added to your Policy Value.	Optional	0.25% annually of average Separate Account Value
•Is not considered a premium
payment and may not be
included in the calculation of
certain Policy features.
•Cannot elect this rider if you
have selected the Double
Enhanced Death Benefit or
the 5% Annually
Compounding Death Benefit.
•May not be available in all
states.

Initial Payment Guarantee	At the time of Annuitization guarantees variable annuity payments will never be less than a percentage of the initial variable annuity payment.	Optional	1.25% of the daily net asset value	•Available at time of Annuitization with variable annuity payments only. •Payments are stabilized throughout each Policy year. •The option is irrevocable. •May not be available in all states.
Beneficiary Earnings Enhancement - Extra II	Pays an additional death benefit amount that varies depending on time elapsed since the rider date.	Optional (No longer offered)	0.55% annually of the Policy Value
•This rider is no longer
available.
•Was available only for issue
ages 75 and younger.
•Was not available to Inherited
IRAs.
•Was available only with the
Return of Premium Death
Benefit or Annual Step-Up
Death Benefit, and subject to
the same investment
restrictions.
•Additional benefit amount
during first five years after
rider date equal to sum of all
rider fees paid since rider
date, after five years, benefit
equal to percentage of rider
benefit base.
•Additional benefit amount
after five years following the
rider date equal to the rider
benefit base multiplied by the
rider benefit percentage.
•Terminates upon
Annuitization.

39

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Nursing Care and Terminal Condition Withdrawal Option	Waives Surrender Charges and Excess Interest Adjustments if You or Your spouse are confined to a nursing home or have terminal illness.	Standard	No charge	•Withdrawals are subject to a $1,000 minimum. •Qualifying conditions related to nursing home stay and terminal illness. •May not be available in all states.
Unemployment Waiver	Waives Surrender Charges and Excess Interest Adjustments if You or Your spouse become unemployed due to involuntary job termination or lay-off.	Standard	No charge
•Qualifying conditions related
to job termination and job
history.
•Must be unemployed for a
certain period of time prior to
taking withdrawal, be
receiving unemployment
benefits, and have $5,000
minimum in Cash Value.
•May not be available in all
states.

Dollar Cost Averaging Program	Allows you to automatically make transfers into one or more Subaccounts.	Standard	No charge
•Traditional – A minimum of
$500 per transfer is required.
•Minimum and maximum
number of transfers.
•Special – Limited to six
month or twelve-month
transfer program and only
available for new premium
payments.
•May not be available in all
states.

Asset Rebalancing	Automatically rebalances the amounts in Your Subaccounts to maintain Your desired asset allocation percentages.	Standard	No charge	•Does not include any amounts allocated to the Fixed Account.
Systematic Payout Option	Provides monthly, quarterly, semi-annual or annual withdrawals.	Optional	No charge
•Subject to $40 minimum
withdrawals.
•Systematic withdrawals in
excess of cumulative interest
credited from Guaranteed
Period Options may be
subject to Excess Interest
Adjustment.
•Systematic withdrawals in
excess of remaining surrender
charge free amount may be
subject to surrender charge.
•Systematic withdrawals can
significantly reduce benefit
value or terminate benefit.

40

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Living Benefits Rider	Provides combination Guaranteed Minimum Accumulation Benefit and Guaranteed Lifetime Withdrawal Benefit.	Optional
Prior to May 1,
2009 = 0.60% of the
principal back total
withdrawal base
Between May 1,
2009 and November
3, 2013 = 0.90% of
the principal back
total withdrawal base
After November 3,
2013 = 1.25%
annually of principal
back total withdrawal
base

•This rider is no longer
available.
•Could not be added to a
Policy with another active
Guaranteed Minimum Living
Benefit or Guaranteed
Minimum Income Benefit
Rider, or with Inherited IRA
policies.
•Available for Annuitant issue
ages 0-80.
•Benefit subject to investment
restrictions including
Portfolio Allocation Method
(“PAM”).
•Guaranteed minimum
accumulation portion of
benefit applies only if rider is
held for at least 10 years.
•Maximum annual withdrawal
amount under guaranteed
minimum withdrawal equal
to specified percentage of
total withdrawal base.
•Withdrawals could
significantly reduce or
terminate benefit.
•Benefit terminates upon
Annuitization.

41

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
5 for LifeSM	Guarantees withdrawals for the Annuitant’s lifetime, regardless of Policy Value.	Optional	0.60% as a percentage of the TWB
•This rider is no longer
available.
•Issue age was 0-90, but not
yet 91 years old (unless state
law requires a lower
maximum issue age).
•The policyholder can
withdraw the Maximum
Annual Withdrawal Amount
each calendar year until the
death of the Annuitant.
•This benefit is intended to
provide a level of payments
regardless of the performance
of the designated variable
Investment Options You
select.
•If the Policy Value goes to
zero, but the minimum
withdrawal benefits are still
guaranteed, the policyholder
can no longer add premiums
or take withdrawals in excess
of the Maximum Annual
Withdrawal Amount.
•The rider benefits cease when
the Annuitant has died (the
withdrawals do not continue
for the lifetime of any spouse
who continues the Policy
when the original annuitant
dies).
•The rider will be terminated
upon Policy surrender,
Annuitization, Annuitant
death or upgrade.

42

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
5 for LifeSM with Growth or Growth and Death	Guarantees withdrawals for the Annuitant’s lifetime, regardless of Policy Value.	Optional	Growth Only - 0.60% as a percentage of the total withdrawal base. Growth and Death 0.85% as a percentage of the total withdrawal base
•This rider is no longer
available.
•Issue age was at least 55 years
old and not yet 81 years old
(unless state law requires a
lower maximum issue age).
•The policyholder is
guaranteed to be able to
withdraw up to the
Maximum Annual
Withdrawal Amount each
calendar year even if the
Policy Value is zero at the
time of the withdrawal.
•If the Policy Value goes to
zero, but the minimum
withdrawal benefits are still
guaranteed, the policyholder
can no longer add premiums
or take withdrawals in excess
of the Maximum Annual
Withdrawal Amount.
•The rider benefits cease when
the Annuitant has died (the
withdrawals do not continue
for the lifetime of any spouse
who continues the Policy
when the original Annuitant
dies).
•The rider will be terminated
upon Policy surrender,
Annuitization, Annuitant
death or upgrade.

43

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Income SelectSM for Life	Provides Guaranteed Lifetime Withdrawal Benefit amount, which can be withdrawn in any rider year after age 59.	Optional	0.40% Single Life and 0.60% Joint Life as a percentage of the total withdrawal base
•This rider is no longer
available.
•Could not be added to a
Policy with another active
Guaranteed Minimum Living
Benefit or Guaranteed
Minimum Income Benefit
Rider, or with Inherited IRA
policies.
•Was available for
Owner/Annuitant issue ages
of 0-85 but not yet 86 years
old (unless statement law
requires a lower maximum
age).
•Joint Life options available
subject to certain restrictions
and differences, including
right to charge higher fee and
provide lower annual
withdrawal amounts.
•Policy Value must be
allocated to designated
Investment Options.
•Excess withdrawals could
significantly reduce or
terminate the benefits.

44

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Retirement Income Choice	Provides Guaranteed Lifetime Withdrawal Benefit amount, which can be withdrawn in any rider year after age 59.	Optional	Single Life - 0.60% Joint Life - 0.90% as a percentage of the total withdrawal base
•This rider is no longer
available.
•Could not be added to a
Policy with another active
Guaranteed Minimum Living
Benefit or Guaranteed
Minimum Income Benefit
Rider, or with Inherited IRA
policies.
•Available for
Owner/Annuitant issue ages
of 0-85 but not yet 86 years
old (unless statement law
requires a lower maximum
age).
•Must allocate 100% of Policy
Value to designated
Investment Options.
•Rider Withdrawal Amount
becomes available the
anniversary following the
Annuitant’s 59th birthday.
•A growth benefit is built into
the rider and will grow at 5%
annual for up to 10 rider
years.
•If withdrawal occurs in the
current rider year the 5%
growth will not be applied.

45

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Retirement Income Choice with Double Withdrawal Base Benefit Rider	Provides Guaranteed Lifetime Withdrawal Benefit amount, which can be withdrawn in any rider year after age 59.	Optional	After January 19, 2009 = 0.90% November 10, 2008 to January 18, 2009 = 0.75% as a percentage of the total withdrawal base
•This rider is no longer
available.
•Could not be added to a
Policy with another active
Guaranteed Minimum Living
Benefit or Guaranteed
Minimum Income Benefit
Rider, or with Inherited IRA
policies.
•Available for
Owner/Annuitant issue ages
of 0-85 but not yet 86 years
old (unless statement law
requires a lower maximum
age).
•Cannot be added to policies
with Growth or Double
Enhanced Death Benefits.
•Must allocate 100% of Policy
Value to designated
Investment Options.
•Rider Withdrawal Amount
becomes available the
anniversary following the
Annuitant’s 59th birthday.
•If no withdrawals have been
taken within the first 10 rider
years or the anniversary
following age 67, the
withdrawal base will be
increased by the current
withdrawal base of the
premiums applied within 90
days of the rider date
multiplied by 2.

DEATH BENEFIT
We will pay a death benefit to Your beneficiary, under certain circumstances, if the Annuitant dies during the accumulation phase. If there is a surviving Owner(s) when the Annuitant dies, the surviving Owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option (if You pick a variable Annuity Payment Option fees and expenses will apply), or may choose to receive the death benefit as a lump sum withdrawal. The guarantees of these death benefits are based on our claims-paying ability. No death benefit will be payable upon or after the Annuity Commencement Date. Please note that there is a mandatory Annuity Commencement Date.
We will determine the amount of and process the death benefit proceeds, if any are payable on a Policy, upon receipt at our Administrative Office of satisfactory proof of the Annuitant's death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we will process the death benefit when the first beneficiary provides us with due proof of their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death”. See Abandoned or Unclaimed Property.
46

Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See Sending Forms and Transaction Requests in Good Order.
The death benefit proceeds remain invested in the Separate Account in accordance with the allocations made by the Policy Owner until the beneficiary has provided us with due proof of death. Once we receive due proof of death, investments in the Separate Account may be reallocated in accordance with the beneficiary's instructions.
We may permit the beneficiary to give a “one-time” written instruction to reallocate the Policy Value in the Separate Account to the money market fund after the death of the Annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the Annuitant's death.
When We Pay A Death Benefit
We will pay a death benefit IF:
•
You are both the Annuitant and sole Owner of the Policy; and
•
You die before the Annuity Commencement Date.
We will pay a death benefit to You (Owner) IF:
•
You are not the Annuitant; and
•
the Annuitant dies before the Annuity Commencement Date.
If the designated beneficiary receiving the death benefit is the surviving spouse of the Owner, then he or she may elect, if eligible, to continue the Policy as the new Annuitant and Owner, instead of receiving the death benefit. See DEATH BENEFIT - Spousal Continuation. All surrender charges will be waived.
When We Do Not Pay A Death Benefit
We will not pay a death benefit IF:
•
You are not the Annuitant; and
•
You die prior to the Annuity Commencement Date.
Please note the new Owner (unless it is the deceased Owner's spouse) must generally surrender the Policy within five years of Your death.
Distribution requirements apply to the Policy Value upon the death of any Owner. Generally, upon the Owner's death (who is not the Annuitant) the entire interest must be distributed within five years. See TAX INFORMATION for a more detailed discussion of the distribution requirements under the Code.
Deaths After the Annuity Commencement Date
The amount payable, if any, on or after the Annuity Commencement Date depends on the annuity income option.
IF:
•
You are not the Annuitant; and
•
You die on or after the Annuity Commencement Date; and
•
the guaranteed amount in the Policy has not been paid;
THEN:
•
the remaining portion of the guaranteed amount in the Policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of Your death.
IF:
•
You are the Owner and Annuitant; and
•
You die after the Annuity Commencement Date; and
•
the Annuity Payment Option You selected did not have or no longer has a guaranteed period;
THEN:
•
no additional payments will be made.
NOTE: If you elect the Life with Emergency CashSM and the Annuitant dies before age 101, then a Life with Emergency CashSM death benefit equaling the amount available for surrender will be paid.
47

IF:
•
annuity payments are being made under the Life with Emergency CashSM; and
•
the Annuitant dies before age 101 (or earlier, if a qualified policy);
THEN:
•
a Life with Emergency CashSM death benefit will be paid.
Succession of Ownership
If an Owner (who is not the Annuitant) dies during the accumulation phase, the person or entity first listed below who is alive or in existence on the date of that death will become the new Owner:
•
any surviving Owner;
•
primary beneficiary;
•
contingent beneficiary; or
•
Owner's estate.
Spousal Continuation
If the sole primary beneficiary is the spouse, upon the Owner's or the Annuitant's death, the beneficiary may elect to continue the Policy in his or her own name. Upon the Annuitant's death if such election is made, the Policy Value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the Annuitant. Any excess of the death benefit amount over the Policy Value will be allocated to each applicable Investment Option in the ratio that the Policy Value in the Investment Option bears to the total Policy Value. The terms and conditions of the Policy that applied prior to the Annuitant's death will continue to apply, with certain exceptions described in the Policy. For purposes of the death benefit on the continued Policy, the death benefit is calculated in the same manner as it was prior to continuation on the date the spouse continues the Policy. See TAX INFORMATION - Same Sex Relationships for more information concerning spousal continuation involving same sex spouses.
For these purposes, if the sole primary beneficiary of the Policy is a revocable grantor trust and the spouse of the Owner/Annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the Owner/Annuitant's social security number at the time of claim, she or he shall be treated as the Owner/Annuitant's spouse. In those circumstances, the Owner/Annuitant's spouse will be treated as the beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.
For these purposes, if the Owner is an individual retirement account within the meaning of IRC sections 408 or 408A and if the Annuitant's spouse is the sole primary beneficiary of the Annuitant's interest in such account, the Annuitant's spouse will be treated as the beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.
Amount of Death Benefit
Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law. The amount of the death benefit depends on the guaranteed minimum death benefit option, if any, You choose when You buy the Policy. The “base Policy” death benefit will generally be the greatest of:
•
the account value which is the greater of the Policy Value or cash value on the date we receive the required information in good order at our Administrative Office;
•
minimum required Cash Value on the date we receive the required information in good order at our Administrative Office; and
•
the guaranteed minimum death benefit (discussed below), plus premium payments, less gross withdrawals, from the date of death to the date the death benefit is paid. Please see Appendix - Death Benefit for illustrative examples regarding Death Benefit calculations.
Please note: The death benefit terminates upon Annuitization.
Guaranteed Minimum Death Benefit
The following generally applies, depending on the state of issue.
The guaranteed minimum death benefit terminates upon Annuitization and there is a mandatory Annuity Commencement Date. On the Policy application, you may generally choose a guaranteed minimum death benefit listed below (age limitations may apply) for an additional fee. After the Policy is issued, you cannot make an election and the death benefit cannot be changed.
48

Double Enhanced Death Benefit
The death benefit under this option is the greater of 1 or 2 below:
1.
The 5% Annually Compounding through age 80 Death Benefit, which is equal to:
•
the total premium payments; less
•
any adjusted partial withdrawals;
•
accumulated at an effective annual rate of 5% from each premium payment date and each surrender date to the earlier of the annuitant's date of death or the annuitant's 81st birthday.
2.
The Annual Step-Up through age 80 Death Benefit, which is equal to:
•
the largest policy value on the policy date or on any policy anniversary before the earlier of the annuitant's date of death or the annuitant's 86th birthday; plus
•
any premium payments since the date of any policy anniversary with the largest policy value; minus
•
any adjusted partial withdrawals since the date of the policy anniversary with the largest policy value.
This benefit is not available if the owner or annuitant is age 76 or older on the policy date . There is an extra charge for this death benefit of 0.40% annually.
5% Annually Compounding Death Benefit
The 5% Annually Compounding Death Benefit is equal to:
•
The premium payments; less
•
Any adjusted partial withdrawals;
Accumulated at an effective annual rate of 5% from the premium payment date or partial withdrawal date to the earlier of the annuitant’s date of death or the annuitant’s 81st birthday.
This benefit is not available if the owner or annuitant is age 76 or older on the policy date. There is an extra charge for this death benefit of 0.30% annually.
Annual Step-Up Death Benefit
Under this option, on each Policy anniversary prior to your 86th birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that Policy Year. This “step-up” death benefit is equal to:
•
the largest Policy Value on the Policy Date or on any Policy anniversary prior to the earlier of the Annuitant's date of death or the Annuitant's 86th birthday; plus
•
any premium payments since the date of any Policy anniversary with the largest Policy Value; minus
•
any adjusted partial withdrawals (please see Appendix - Death Benefit) since the date of the Policy anniversary with the largest Policy Value.
The Annual Step-Up Death Benefit is not available if You or the Annuitant is 81 or older on the Policy Date. There is an extra charge for this death benefit of 0.25% annually.
Return of Premium Death Benefit
The Return of Premium Death Benefit is equal to:
•
total premium payments; less
•
any adjusted partial withdrawals (please see Appendix - Death Benefit) as of the date of death.
This benefit is not available if You or the Annuitant is 91 or older on the Policy Date. There is an extra charge for this death benefit of 0.05% annually.
Please note: You will not receive an optional guaranteed minimum death benefit if You do not choose one when You purchase Your Policy. The guarantees of these death benefits are based on our claims-paying ability.
The Guaranteed Minimum Death Benefit may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. Once You elect a death benefit and Your Policy is issued, Your death benefit cannot be changed and You will not be impacted by a decision to discontinue offering any particular guaranteed minimum death benefit to new sales.
49

Adjusted Partial Withdrawal
When You request a partial withdrawal, Your guaranteed minimum death benefit will be reduced by an amount called the adjusted partial withdrawal. Under certain circumstances, the adjusted partial withdrawal may be more than the dollar amount of Your withdrawal request. This will generally be the case if the guaranteed minimum death benefit exceeds the Policy Value at the time of withdrawal. It is also possible that if a death benefit is paid after You have made a partial withdrawal, then the total amount paid could be less than the total premium payments.
The formula used to calculate the adjusted partial withdrawal amount is: adjusted partial withdrawal = (amount of the withdrawal * the current death proceeds prior to the withdrawal) / Policy Value prior to the withdrawal.
We have included a detailed explanation of this adjustment with examples in the Appendix - Death Benefit. This is referred to as “adjusted partial withdrawal” in Your Policy. If You have a qualified Policy, minimum required distributions rules may require You to request a partial withdrawal.
Optional Benefit Riders
You may have elected one of the following optional riders previously available for purchase which are no longer available. The following rider grid describes the material features of each of those riders. Please refer to Your personal rider pages and any supplemental mailings for Your specific coverage and features regarding these riders.
Listed below are the abbreviations that will be used in the following rider grid for Your reference.

Abbreviation	Definition
BEE Extra II	Beneficial Earnings Enhancement Extra II
DB	Death Benefits
DCA	Dollar Cost Averaging
GFV	Guaranteed Future Value
GMAB	Guaranteed Minimum Accumulation Benefit
GMDB	Guaranteed Minimum Death Benefit
GMIB	Guaranteed Minimum Income Benefit
GMLB	Guaranteed Minimum Living Benefit
GMWB	Guaranteed Minimum Withdrawal Benefit
GPO	Guaranteed Period Option
GPS	Guaranteed Principal SolutionSM
IE	Income EnhancementSM
Abbreviation	Definition
ISFL	Income SelectSM for Life
MAWA	Maximum Annual Withdrawal Amount
MRWA	Minimum Remaining Withdrawal Amount
N/A	Not Applicable
PAM	Portfolio Allocation Method
RDB	Rider Death Benefit
RMD	Required Minimum Distribution
RMD	Required Minimum Distribution
RWA	Rider Withdrawal Amount
TWB	Total Withdrawal Base
WB	Withdrawal Base
WD	Withdrawal

Rider Name	5 For LifeSM3	5 For LifeSM with Growth 5 For LifeSM with Growth and Death[3]	Income SelectSM for Life[3]
Rider Form Number[1]	RGMB 13 0105	RGMB 16 0905 (Growth Only) RGMB 17 0905 (Growth and Death)	RGMB 19 0106 (w/o IE) RGMB 21 0106 (with IE)
Purpose of Rider
This is a GLWB Rider that guarantees
withdrawals for the Annuitant's
lifetime, regardless of Policy Value.
•The policyholder can withdraw the
MAWA each calendar year until the
death of the Annuitant.
•This benefit is intended to provide a
level of payments regardless of the
performance of the designated
variable Investment Options You
select.

This is a GLWB Rider that guarantees
withdrawals for the Annuitant's
lifetime, regardless of Policy Value.
•The policyholder can withdraw the
MAWA each calendar year until the
death of the Annuitant.
•This benefit is intended to provide a
level of payments regardless of the
performance of the designated
variable Investment Options You
select.

This is a GLWB rider that guarantees
withdrawals for the Annuitant's2
lifetime, regardless of Policy Value.
•The policyholder can withdraw the
MAWA each year until the death of
the Annuitant.[2]
•This benefit is intended to provide a
level of payments regardless of the
performance of the designated
variable Investment Options You
select.

Availability
•Issue age 0-90, but not yet 91 years
old (unless state law requires a lower
maximum issue age)
•Single Annuitant ONLY. Annuitant
must be an Owner (unless Owner is
a non-natural person, trust or
custodial.

•Issue age at least 55 years old and
not yet 81 years old (unless state law
requires a lower maximum issue age)
•Single Annuitant ONLY. Annuitant
must be an Owner (unless Owner is
a non-natural person, trust or
custodial).
•Issue age 0-85, but not yet 86 years old (unless state law requires a lower maximum issue age) •Single Annuitant ONLY. Annuitant must be an Owner (unless Owner is a non-natural person)
50

Rider Name	5 For LifeSM3	5 For LifeSM with Growth 5 For LifeSM with Growth and Death[3]	Income SelectSM for Life[3]
Rider Form Number[1]	RGMB 13 0105	RGMB 16 0905 (Growth Only) RGMB 17 0905 (Growth and Death)	RGMB 19 0106 (w/o IE) RGMB 21 0106 (with IE)

•Maximum of 2 living Joint Owners
(with one being the Annuitant).
•Cannot be added to a Policy with
other active GMLB or GMIB riders.
•Cannot be added on policies with
Double Enhanced or 5% Annually
Compounding Death Benefits.
•Not available on qualified annuity
which has been continued by
surviving spouse or beneficiary as a
new Owner.

•Maximum of 2 living Joint Owners
(with one being the Annuitant).
•Cannot be added to a Policy with
other active GMLB or GMIB riders.
•Cannot be added on policies with
Double Enhanced or 5% Annually
Compounding Death Benefits.
•Not available on qualified annuity
which has been continued by
surviving spouse or beneficiary as a
new Owner.

•Maximum of 2 living Joint Owners
(with one being the Annuitant)
•Cannot be added to a Policy with
other active GMLB or GMIB riders.
•Cannot be added on policies with
Double Enhanced or 5% Annually
Compounding Death Benefits.
•Not available on qualified annuity
which has been continued by
surviving spouse or beneficiary as a
new Owner.

Base Benefit and Optional Fees at issue	Percentage of TWB - 0.60% (prior to 11/4/13)	Growth Only - Percentage of TWB - 0.60% (prior to 11/4/13) Growth and Death - Percentage of TWB - 0.85% (prior to 11/4/13)
Percentage of the TWB. Additional
option fees would be added to the base.
Single Life
(5/1/07 - 11/3/13)
Base Fee0.40%
Growth Benefit Fee0.25%
DB Fee0.25%
IE Benefit Fee0.15%
(prior to 5/1/07)
Base Fee0.40%
Growth Benefit Fee0.25%
DB Fee0.25%
IE Benefit Fee0.10%
Joint Life
(5/1/07 - 11/3/13)
Base Fee0.60%
Growth Benefit Fee0.50%
DB Fee0.20%
IE Benefit Fee0.30%
(prior to 5/1/07)
Base Fee0.60%
Growth Benefit Fee0.50%
DB Fee0.20%
IE Benefit Fee0.20%

Fee Frequency	•Fee is deducted annually during the accumulation phase on each rider anniversary. •A pro-rated fee is deducted at the time the rider is terminated or upgraded.	•Fee is deducted annually during the accumulation phase on each rider anniversary. •A pro-rated fee is deducted at the time the rider is terminated or upgraded.	•Fee is deducted annually during the accumulation phase on each rider anniversary. •A pro-rated fee is deducted at the time the rider is terminated or upgraded.
Death Benefit	Upon the death of the Annuitant this rider will pay an additional death benefit amount equal to the excess, if any, of the MRWA over the base Policy death benefit and then this rider will terminate.
•Growth Only - N/A
•Growth and Death - Upon the
death of an Annuitant this rider will
pay an additional death benefit
amount equal to the excess, if any, of
the MRWA over the base Policy
death benefit and then this rider will
terminate.

For an additional fee, the optional
death benefit may be elected with this
rider. Upon the death of the
Annuitant[2], this rider will pay an
additional death benefit amount equal
to the excess, if any, of the MRWA over
the base Policy death benefit and then
this rider will terminate.

Designated Investment Options
Available - Policyholders who add
these riders may only invest in the
Investment Options listed. Investment
Options may not be available as a
designated fund based on rider issue
date.
Requiring that You designate 100% of
Your Policy Value to the designated
Investment Options, some of which
employ strategies that are intended to

TA BlackRock Government Money
Market
TA JPMorgan Asset Allocation -
Conservative
TA JPMorgan Asset Allocation -
Moderate
TA JPMorgan Asset Allocation -
Growth
TA JPMorgan International Moderate
Growth
TA Multi-Managed Balanced

TA BlackRock Government Money
Market
TA JPMorgan Asset Allocation -
Conservative
TA JPMorgan Asset Allocation -
Moderate
TA JPMorgan Asset Allocation -
Growth
TA JPMorgan International Moderate
Growth
TA Multi-Managed Balanced

TA BlackRock Government Money
Market
TA JPMorgan Asset Allocation -
Conservative
TA JPMorgan Asset Allocation -
Moderate
TA JPMorgan Asset Allocation -
Moderate Growth
TA JPMorgan International Moderate
Growth
TA Multi-Managed Balanced

51

Rider Name	5 For LifeSM3	5 For LifeSM with Growth 5 For LifeSM with Growth and Death[3]	Income SelectSM for Life[3]
Rider Form Number[1]	RGMB 13 0105	RGMB 16 0905 (Growth Only) RGMB 17 0905 (Growth and Death)	RGMB 19 0106 (w/o IE) RGMB 21 0106 (with IE)
reduce the risk of loss and/or manage
volatility, may reduce investment
returns and may reduce the likelihood
that we will be required to use our own
assets to pay amounts due under this
benefit.
PLEASE NOTE: These Investment
Options may not be available on all
products, may vary for certain policies
and may not be available for all
policies. Please reference Appendix -
Portfolios Companies Available Under
The Policy in Your prospectus for
available Portfolio Companies. You
cannot transfer any amount to any
other non-designated Subaccount
without losing all Your benefits under
this rider.
	Fixed Account GPOs or DCA Accounts	Fixed Account GPOs or DCA Accounts	Fixed Account GPOs or DCA Accounts
Withdrawal Benefits - See Appendix - Hypothetical Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders for examples showing the effect of withdrawals on the WB.
The MAWA that can be withdrawn per
calendar year under this rider is equal
to the TWB multiplied by the For Life
Withdrawal Percentage.
•Starting with January 1st following
the Annuitant's 59th birthday, the
withdrawal percentage increases
above 0% which creates a MAWA
available under the rider for
withdrawal.
•On each January 1st the MAWA will
be reset equal to the greater of:
 1)The For Life TWB multiplied by
the Withdrawal Percentage, and
 2)The RMD amount for this Policy
for the current calendar year.
•The policyholder does not have to
take the entire MAWA in any year.
•If they do not take the full amount
available, the remaining portion does
not carry over to the next calendar
year.

The MAWA that can be withdrawn per
calendar year under this rider is equal
to the TWB multiplied by the For Life
Withdrawal Percentage.
•Starting with January 1st following
the Annuitant's 59th birthday, the
withdrawal percentage increases
above 0% which creates a MAWA
available under the rider for
withdrawal.
•On each January 1st the MAWA will
be reset equal to the greater of:
 1)The For Life TWB multiplied by
the Withdrawal Percentage, and
 2)The RMD amount for this Policy
for the current calendar year.
•The policyholder does not have to
take the entire MAWA in any year.
•If they do not take the full amount
available, the remaining portion does
not carry over to the next calendar
year.

The MAWA that can be withdrawn per
calendar year under this rider is equal
to the TWB multiplied by the For Life
Withdrawal Percentage based on the
Annuitant's2 attained age at the time of
the first withdrawal.
•Starting with January 1st following
the Annuitant's259th birthday, the
withdrawal percentage increases
above 0% which creates a MAWA
available under the rider for
withdrawal.
•On each January 1st following the
Rider Date, the MAWA will be reset
equal to the greater of:
 1)The For Life TWB multiplied by
the For Life Withdrawal
Percentage based on the
Annuitant's2 attained age, and
 2)The RMD amount for this Policy
for the current calendar year.
•The policyholder does not have to
take the entire MAWA in any year.
•If they do not take the full amount
available, the remaining portion does
not carry over to the next calendar
year.

Automatic Step-Up Benefit	N/A	N/A	N/A
Exercising Rider
•The policyholder is guaranteed to be
able to withdraw up to the MAWA
each calendar year even if the Policy
Value is zero at the time of the
withdrawal.
•If the Policy Value goes to zero, but
the minimum withdrawal benefits
are still guaranteed, the policyholder
can no longer add premiums or take
withdrawals in excess of the MAWA.
•The rider benefits cease when the
Annuitant has died (the withdrawals
do not continue for the lifetime of
any spouse who continues the Policy
when the original Annuitant dies).

•The policyholder is guaranteed to be
able to withdraw up to the MAWA
each calendar year even if the Policy
Value is zero at the time of the
withdrawal.
•If the Policy Value goes to zero, but
the minimum withdrawal benefits
are still guaranteed, the policyholder
can no longer add premiums or take
withdrawals in excess of the MAWA.
•The rider benefits cease when the
Annuitant has died (the withdrawals
do not continue for the lifetime of
any spouse who continues the Policy
when the original Annuitant dies).

Exercising Base Benefit: The
policyholder is guaranteed to be able to
withdraw up to the MAWA each
calendar year even if the Policy Value is
zero at the time of withdrawal. The
rider benefits cease when the
Annuitant[2] has died.
Exercising Death Option: This
optional feature may be elected with
this rider. Upon the death of an
Annuitant[2] this rider will pay an
additional death benefit amount equal
to the excess, if any, of the MRWA over
the base Policy death benefit.
Exercising the Income Enhancement
Option: If qualifications are met, this
optional feature doubles the income

52

Rider Name	5 For LifeSM3	5 For LifeSM with Growth 5 For LifeSM with Growth and Death[3]	Income SelectSM for Life[3]
Rider Form Number[1]	RGMB 13 0105	RGMB 16 0905 (Growth Only) RGMB 17 0905 (Growth and Death)	RGMB 19 0106 (w/o IE) RGMB 21 0106 (with IE)

benefit percentage until the Annuitant[2]
is no longer confined (either has left
the facility or deceased).
Qualifications:
–Confinement must be due to a
medical necessity due to physical
impairment; does not include
dementia, Alzheimer's or other forms
of mental illness.
–Must be the Annuitant[2] who is
confined.
–Waiting period of 1 year from the
rider date before the increase in the
income benefit percentage is applicable.
–Elimination period is 180 days
within the last 12 months which can be
satisfied during the waiting period.
–Proof of confinement is required.
This may be a statement from a
physician or a hospital or nursing
facility administrator.
–Qualification standards can be met
again on the Annuitant's2 life.

Income Benefit or Other Benefit Payout Considerations	N/A	Growth: The TWB will accumulate using the growth rate of 5% until the earlier of the first withdrawal or the 10th rider anniversary.
Growth: This optional feature rewards
the policyholder for delaying their first
withdrawal. The TWB will accumulate
using the growth rate of 5% until the
earlier of the first withdrawal or the
10th rider anniversary.
The income benefit percentage is
determined by the Annuitant's age at
the time of the first withdrawal taken
on or after January 1st following the
Annuitant's 59th birthday. The income
benefit percentage is as follows:
Age 1st WDFor Life WD%
 55-580.0%
 59-644.5%
 65-695.0%
 70-745.5%
 75-796.0%
 80-846.5%
 85-897.0%
 90-947.5%
 95+8.0%
Please note that once established at the
time of the first withdrawal, the income
benefit percentage will not increase
even though the Annuitant's age
increases.

Rider Upgrade
•May upgrade their rider anytime
after the 3rd anniversary as long as
the Annuitant meets age
requirements in effect at that time.
•Upgrades are subject to issue age
restrictions of the rider at the time of
upgrade. Currently the maximum
upgrade age is 90 years old.
•An upgrade will reset the TWB,
MRWA and MAWA values.

•May upgrade their rider anytime
after the 3rd anniversary as long as
the Annuitant meets age
requirements in effect at that time.
•Upgrades are subject to issue age
restrictions of the rider at the time of
upgrade. Currently the maximum
upgrade age is 81 years old.
•An upgrade will reset the TWB,
MRWA and MAWA values.

•Upgrades allowed within 30 day
window following the 1st rider
anniversary and each rider
anniversary thereafter.
•Upgrades are subject to issue age
restrictions of the rider at the time of
upgrade. Currently the maximum
upgrade age is 81 years old.
•An upgrade will reset the MRWA,
TWB, MAWA and the Income
Benefit Percentage determination.

53

Rider Name	5 For LifeSM3	5 For LifeSM with Growth 5 For LifeSM with Growth and Death[3]	Income SelectSM for Life[3]
Rider Form Number[1]	RGMB 13 0105	RGMB 16 0905 (Growth Only) RGMB 17 0905 (Growth and Death)	RGMB 19 0106 (w/o IE) RGMB 21 0106 (with IE)
	•Rider Fee will be the fee that applies to the new rider at the time of upgrade.	•Rider Fee will be the fee that applies to the new rider at the time of upgrade.	•Rider Fee will be the fee that applies to the new rider at the time of upgrade. •Growth percentage will be the percentage available at the time of upgrade.
Rider Termination
•The rider will be terminated upon
Policy surrender, Annuitization,
Annuitant death or upgrade.
•The date the Policy to which this
rider is attached is assigned or if the
Owner is changed without our
approval.
•The policyholder must wait 3 years
from the Rider Add Date to
terminate.
•After the three-year waiting period,
the policyholder may terminate the
rider at any time.
•The rider will be terminated the date
we receive Written Notice from You
requesting termination.

•The rider will be terminated upon
Policy surrender, Annuitization,
Annuitant death or upgrade.
•The date the Policy to which this
rider is attached is assigned or if the
Owner is changed without our
approval.
•The policyholder must wait 3 years
from the Rider Add Date to
terminate.
•After the three-year waiting period,
the policyholder may terminate the
rider at any time.
•The rider will be terminated the date
we receive Written Notice from You
requesting termination.

•The rider will be terminated upon
Policy surrender, Annuitization,
Annuitant[2] death or upgrade.
•The date the Policy to which this
rider is attached is assigned or if the
Owner is changed without our
approval.
•Termination allowed within 30 day
window following each rider
anniversary.
•The rider will be terminated the date
we receive Written Notice from You
requesting termination.

Rider Name	Living Benefit Rider 2003[3]	Living Benefit Rider 2004[3]	Living Benefits Rider (2005)[3]
Rider Form Number[1]	RGMB 2 0703 (2003)	RGMB 5 0504 (2004)	RGMB 4 0504
Purpose of Rider
This is a Living Benefit Rider and
should be viewed as a way to permit
You to invest in variable Investment
Options while still having Your Policy
Value and liquidity protected to the
extent provided by this rider.
This rider is a combination of two
separate annuity guarantees:
1)A GMWB and
2)A GMAB (a.k.a. principal
protection benefit or guarantee
future value benefit).
The rider will guarantee that the Policy
Value of the Policy will be at least as
high as the GFV after a waiting period
has expired.

This is a Living Benefit Rider and
should be viewed as a way to permit
You to invest in variable Investment
Options while still having Your Policy
Value and liquidity protected to the
extent provided by this rider.
This rider is a combination of two
separate annuity guarantees:
1)A GMWB and
2)A GMAB (a.k.a. principal
protection benefit or guarantee
future value benefit).
The rider will guarantee that the Policy
Value of the Policy will be at least as
high as the GFV after a waiting period
has expired.

This is a Living Benefit Rider and
should be viewed as a way to permit
You to invest in variable Investment
Options while still having Your Policy
Value and liquidity protected to the
extent provided by this rider.
This rider is a combination of two
separate annuity guarantees:
1)A GMWB and
2)A GMAB (a.k.a. principal
protection benefit or guarantee
future value benefit).
The rider will guarantee that the Policy
Value of the Policy will be at least as
high as the GFV after a waiting period
has expired.

Availability
•Issue age 0-80, but not yet 81 years
old (unless state law requires a lower
maximum issue age)
•Cannot be added to a Policy with
other active GMLB or GMIB riders.
•Cannot be added on policies with
Double Enhanced or 5% Annually
Compounding Death Benefits.
•Not available on qualified annuity
which has been continued by
surviving spouse or beneficiary as a
new owner.
**Effective 5/1/2005: This rider is only
available for states that have not
approved the 2005 version of the
Living Benefit Rider.

•Issue age 0-80, but not yet 81 years
old (unless state law requires a lower
maximum issue age)
•Cannot be added to a Policy with
other active GMLB or GMIB riders.
•Cannot be added on policies with
Double Enhanced or 5% Annually
Compounding Death Benefits.
•Not available on qualified annuity
which has been continued by
surviving spouse or beneficiary as a
new owner.
**Effective 5/1/2005: This rider is only
available for states that have not
approved the 2005 version of the
Living Benefit Rider.

•Issue age 0-80, but not yet 81 years
old (unless state law requires a lower
maximum issue age)
•Cannot be added to a Policy with
other active GMLB or GMIB riders.
•Cannot be added on policies with
Double Enhanced or 5% Annually
Compounding Death Benefits.

54

Rider Name	Living Benefit Rider 2003[3]	Living Benefit Rider 2004[3]	Living Benefits Rider (2005)[3]
Rider Form Number[1]	RGMB 2 0703 (2003)	RGMB 5 0504 (2004)	RGMB 4 0504
Base Benefit and Optional Fees at issue	Percentage of “Principal Back” TWB - 0.75%	Percentage of “Principal Back” TWB - 0.90% (5/1/2009 - 11/3/13) Percentage of “Principal Back” TWB - 0.60% (prior to 5/1/2009)	Percentage of “Principal Back” TWB - 1.25%
Fee Frequency	•Fee is deducted annually during the accumulation phase on each rider anniversary. •A pro-rated fee is deducted at the time the rider is terminated or upgraded.	•Fee is deducted annually during the accumulation phase on each rider anniversary. •A pro-rated fee is deducted at the time the rider is terminated or upgraded.	•Fee is deducted annually during the accumulation phase on each rider anniversary. •A pro-rated fee is deducted at the time the rider is terminated or upgraded.
Death Benefit	N/A	N/A	N/A
Designated Investment Options
Available - Policyholders who add
these riders may only invest in the
Investment Options listed. Investment
Options may not be available as a
designated fund based on rider issue
date.
PLEASE NOTE: These Investment
Options may not be available on all
products, may vary for certain policies
and may not be available for all
policies. Please reference Appendix -
Portfolio Companies Available Under
the Policy in Your prospectus for
available Portfolio Companies. You
cannot transfer any amount to any
other non-designated Subaccount
without losing all Your benefits under
this rider.
	Must adhere to the Portfolio Allocation Method. See below.	Must adhere to the Portfolio Allocation Method. See below.	All funds within the product are considered designated funds for this purpose. You must, however, adhere to the Portfolio Allocation Method. See below.
Allocation Methods
Portfolio Allocation Method (PAM):
•This program will automatically
allocate assets from the
policyholder's Separate Accounts to a
subaccount of our choosing when
the Policy Value has dropped relative
to the guaranteed amount.
•If the Policy Value increases enough
in relation to the guaranteed
amounts, the money may be moved
back into the Separate Accounts
(pro-rata based on the policyholder's
current Separate Account values).
•The allocation of assets between the
accounts is at our sole discretion but
will initially use modern financial
theory to determine the correct
allocation.
•The policyholder may not allocate
premium payments to, nor transfer
Policy Value into or out of, the PAM
Investment Options.
Current PAM Safe Fund: TA U.S.
Aegon Government Securities

Portfolio Allocation Method (PAM):
•This program will automatically
allocate assets from the
policyholder's Separate Accounts to a
subaccount of our choosing when
the Policy Value has dropped relative
to the guaranteed amount.
•If the Policy Value increases enough
in relation to the guaranteed
amounts, the money may be moved
back into the Separate Accounts
(pro-rata based on the policyholder's
current Separate Account values).
•The allocation of assets between the
accounts is at our sole discretion but
will initially use modern financial
theory to determine the correct
allocation.
•The policyholder may not allocate
premium payments to, nor transfer
Policy Value into or out of, the PAM
Investment Options.
Current PAM Safe Fund: TA U.S.
Aegon Government Securities

Portfolio Allocation Method (PAM):
•This program will automatically
allocate assets from the
policyholder's Separate Accounts to a
subaccount of our choosing when
the Policy Value has dropped relative
to the guaranteed amount.
•If the Policy Value increases enough
in relation to the guaranteed
amounts, the money may be moved
back into the Separate Accounts
(pro-rata based on the policyholder's
current Separate Account values).
•The allocation of assets between the
accounts is at our sole discretion but
will initially use modern financial
theory to determine the correct
allocation.
•The policyholder may not allocate
premium payments to, nor transfer
Policy Value into or out of, the PAM
Investment Options.
Current PAM Subaccount: TA Aegon
U.S. Government Securities

Withdrawal Benefits - See Appendix - Living Benefits Rider Adjusted Partial Withdrawals for examples showing the effect of withdrawals on the WB.
The GMWB guarantees a withdrawal
amount regardless of the Policy Value.
The policyholder has 2 withdrawal
guarantees available. Once the rider is
issued, values for both withdrawal
guarantees will be calculated
indefinitely as follows:
a)7% Principal Back: The
policyholder can withdraw up to

The GMWB guarantees a withdrawal
amount regardless of the Policy Value.
The policyholder has 2 withdrawal
guarantees available. Once the rider is
issued, values for both withdrawal
guarantees will be calculated
indefinitely as follows:
a)7% Principal Back: The
policyholder can withdraw up to

The GMWB guarantees a withdrawal
amount regardless of the Policy Value.
The policyholder has 2 withdrawal
guarantees available. Once the rider is
issued, values for both withdrawal
guarantees will be calculated
indefinitely as follows:
a)7% Principal Back: The
policyholder can withdraw up to

55

Rider Name	Living Benefit Rider 2003[3]	Living Benefit Rider 2004[3]	Living Benefits Rider (2005)[3]
Rider Form Number[1]	RGMB 2 0703 (2003)	RGMB 5 0504 (2004)	RGMB 4 0504

7% of the 7% Principal Back TWB
per year until at least the time at
which the 7% Principal Back
MRWA has reached zero.
b)5% For Life: The policyholder can
withdraw up to 5% of the 5% For
Life TWB each year starting with
the Rider Anniversary following the
Annuitant's 59th birthday until at
least the later of the death of the
Annuitant or the time when the 5%
For Life MRWA* has reached zero.
* The MRWA represents the total
minimum dollar amount of guaranteed
withdrawals the policyholder has
remaining provided they take no more
than the MAWA each year.
•The policyholder does not have to
take the entire MAWA in any year.
•If they do not take the full amount
available, the remaining portion does
not carry over to the next calendar
year.

7% of the 7% Principal Back TWB
per year until at least the time at
which the 7% Principal Back
MRWA has reached zero.
b)5% For Life: The policyholder can
withdraw up to 5% of the 5% For
Life TWB each year starting with
the Rider Anniversary following the
Annuitant's 59th birthday until at
least the later of the death of the
Annuitant or the time when the 5%
For Life MRWA* has reached zero.
* The MRWA represents the total
minimum dollar amount of guaranteed
withdrawals the policyholder has
remaining provided they take no more
than the MAWA each year.
•The policyholder does not have to
take the entire MAWA in any year.
•If they do not take the full amount
available, the remaining portion does
not carry over to the next calendar
year.

7% of the 7% Principal Back TWB
per year until at least the time at
which the 7% Principal Back
MRWA has reached zero.
b)5% For Life: The policyholder can
withdraw up to 5% of the 5% For
Life TWB each year starting with
the Rider Anniversary following the
Annuitant's 59th birthday until at
least the later of the death of the
Annuitant or the time when the 5%
For Life MRWA* has reached zero.
* The MRWA represents the total
minimum dollar amount of guaranteed
withdrawals the policyholder has
remaining provided they take no more
than the MAWA each year.
•The policyholder does not have to
take the entire MAWA in any year.
•If they do not take the full amount
available, the remaining portion does
not carry over to the next calendar
year.

Automatic Step-Up Benefit	N/A	N/A	N/A
Exercising Rider
“For Life” GMWB:
The policyholder is guaranteed to be
able to withdraw up to the “For Life”
MAWA until the later of 1) the
Annuitant's death or 2) the “For Life”
MRWA is zero.
“Principal Back” GMWB:
The policyholder is guaranteed to be
able to withdraw up to the “Principal
Back” MAWA until the “Principal
Back” MRWA is zero.
“GMAB”:
At the end of the GMAB waiting
period (currently 10 years), should the
Policy Value be less than the GFV, the
GMAB feature will add the difference
to the Policy Value on a pro-rata basis
based on their current account value.
a)The addition to the Policy will not
be considered premium and should
not affect any other Policy
calculations, including the GMDB
calculations.
b)At the end of the waiting period, the
GMAB will not provide any more
benefits, unless the policyholder
chooses to upgrade the rider.

“For Life” GMWB:
The policyholder is guaranteed to be
able to withdraw up to the “For Life”
MAWA until the later of 1) the
Annuitant's death or 2) the “For Life”
MRWA is zero.
“Principal Back” GMWB:
The policyholder is guaranteed to be
able to withdraw up to the “Principal
Back” MAWA until the “Principal
Back” MRWA is zero.
“GMAB”:
At the end of the GMAB waiting
period (currently 10 years), should the
Policy Value be less than the GFV, the
GMAB feature will add the difference
to the Policy Value on a pro-rata basis
based on their current account value.
a)The addition to the Policy will not
be considered premium and should
not affect any other Policy
calculations, including the GMDB
calculations.
b)At the end of the waiting period, the
GMAB will not provide any more
benefits, unless the policyholder
chooses to upgrade the rider.

“For Life” GMWB:
The policyholder is guaranteed to be
able to withdraw up to the “For Life”
MAWA until the later of 1) the
Annuitant's death or 2) the “For Life”
MRWA is zero.
“Principal Back” GMWB:
The policyholder is guaranteed to be
able to withdraw up to the “Principal
Back” MAWA until the “Principal
Back” MRWA is zero.
“GMAB”:
At the end of the GMAB waiting
period (currently 10 years), should the
Policy Value be less than the GFV, the
GMAB feature will add the difference
to the Policy Value on a pro-rata basis
based on their current account value.
a)The addition to the Policy will not
be considered premium and should
not affect any other Policy
calculations, including the GMDB
calculations.
b)At the end of the waiting period, the
GMAB will not provide any more
benefits, unless the policyholder
chooses to upgrade the rider.

Income Benefit or Other Benefit Payout Considerations
The GFV is the Policy Value we are
guaranteeing on the GFV date. After
the Rider Issue Date, the GFV is equal
to the GFV on the Rider Issue Date,
plus a percentage of premiums (not
including premium enhancements)
received after the Rider Date as shown
in the table below, less an adjustment
for withdrawals.
Year Rec'd% Added to GFV
 1100%
 290%
 380%
 470%
 560%
 6-1050%
 10+0%

The GFV is the Policy Value we are
guaranteeing on the GFV date. After
the Rider Issue Date, the GFV is equal
to the GFV on the Rider Issue Date,
plus a percentage of premiums (not
including premium enhancements)
received after the Rider Date as shown
in the table below, less an adjustment
for withdrawals.
Year Rec'd% Added to GFV
 1100%
 290%
 380%
 470%
 560%
 6-1050%
 10+0%

The GFV is the Policy Value we are
guaranteeing on the GFV date. After
the Rider Issue Date, the GFV is equal
to the GFV on the Rider Issue Date,
plus a percentage of premiums (not
including premium enhancements)
received after the Rider Date as shown
in the table below, less an adjustment
for withdrawals.
Year Rec'd% Added to GFV
1100%
290%
380%
470%
560%
6-1050%

56

Rider Name	Living Benefit Rider 2003[3]	Living Benefit Rider 2004[3]	Living Benefits Rider (2005)[3]
Rider Form Number[1]	RGMB 2 0703 (2003)	RGMB 5 0504 (2004)	RGMB 4 0504

At the end of the GMAB waiting
period (currently 10 years), should the
Policy Value be less than the GFV, we
will add the difference to the Policy
Value on a pro-rata basis based on their
current Policy Value.

At the end of the GMAB waiting
period (currently 10 years), should the
Policy Value be less than the GFV, we
will add the difference to the Policy
Value on a pro-rata basis based on their
current Policy Value.

10+0%
At the end of the GMAB waiting
period (currently 10 years), should the
Policy Value be less than the GFV, we
will add the difference to the Policy
Value on a pro-rata basis based on their
current Policy Value.

Rider Upgrade	Rider upgrades are not available.
•May upgrade anytime after the 5th
Anniversary by terminating the rider
and adding the new rider in place at
that time, as long as the covered lives
meet the age requirements in effect
at that time.
•Must be prior to the Annuitant's
86th birthday
•An upgrade will reset the MRWA,
TWB, MAWA and the GFV values.
•Rider Fee will be the fee that applies
to the new rider at the time of
upgrade.

•May upgrade any time after the 3rd
Anniversary by terminating the rider
and adding the new rider in place at
that time, as long as the covered lives
meet the age requirements in effect
at that time.
•Must be prior to the annuitant's 86th
birthday
•An upgrade will reset the MRWA,
TWB, MAWA and the GFV values.
•Rider Fee will be the fee that applies
to the new rider at the time of
upgrade.

Rider Termination
•The rider will be terminated upon
Policy surrender, Annuitization or
upgrade.
•The policyholder must wait 5 years
from the Rider Start Date to
terminate.
•After the five-year waiting period,
the policyholder may terminate the
rider at any time.
•The rider will be terminated the date
we receive Written Notice from You
requesting termination.

•The rider will be terminated upon
Policy surrender, Annuitization or
upgrade.
•The policyholder must wait 5 years
from the Rider Start Date to
terminate.
•After the five-year waiting period,
the policyholder may terminate the
rider at any time.
•The rider will be terminated the date
we receive Written Notice from You
requesting termination.

•The rider will be terminated upon
Policy surrender, Annuitization or
upgrade.
•The policyholder must wait 3 years
from the Rider Start Date to
terminate.
•After the three-year waiting period,
the policyholder may terminate the
rider at any time.
•The rider will be terminated the date
we receive Written Notice from You
requesting termination.

Rider Name	Beneficiary Earnings Enhancement Extra II (BEE Extra II)	Retirement Income Choice®[3]	Retirement Income Choice® with Double Withdrawal Base Benefit[3]
Rider Form Number[1]	RTP 17 0103	RGMB 28 0108 (w/o IE) RGMB 30 0108 (with IE)	RGMB 32 0708 (w/o IE) RGMB 34 0708 (with IE)
Purpose of Rider	This is an Additional Death Benefit Rider which can pay an additional benefit at time of death to help alleviate the burden of taxes.
This is a GLWB rider that guarantees
withdrawals for the Annuitant's2
lifetime, regardless of Policy Value.
•The policyholder can withdraw the
RWA each year until the death of the
Annuitant.[2]
•This benefit is intended to provide a
level of payments regardless of the
performance of the designated
variable Investment Options You
select.

This is a GLWB rider that guarantees
withdrawals for the Annuitant's2
lifetime, regardless of Policy Value.
•The policyholder can withdraw the
RWA each rider year until the death
of the Annuitant.[2]
•This benefit is intended to provide a
level of payments regardless of the
performance of the designated
variable Investment Options You
select.

Availability
•Issue age 0-69 but not yet 70 years
old (Policy application signed on or
after May 1, 2020).
•Issue age 0-75 but not yet 76 years
old (Policy application signed prior
to May 1, 2020).
•Not available in all states.

•Issue age 0-85, but not yet 86 years
old (unless state law requires a lower
maximum issue age).
•Single Annuitant ONLY. Annuitant
must be an Owner (unless Owner is
a non-natural person)
•Maximum of 2 living Joint Owners
(with one being the Annuitant)
•Cannot be added to a Policy with
other active GMLB or GMIB riders.

•Issue age 0-85, but not yet 86 years
old (unless state law requires a lower
maximum issue age).
•Single Annuitant ONLY. Annuitant
must be an Owner (unless Owner is
a non-natural person)
•Maximum of 2 living Joint Owners
(with one being the Annuitant)
•Cannot be added to a Policy with
other active GMLB or GMIB riders.

57

Rider Name	Beneficiary Earnings Enhancement Extra II (BEE Extra II)	Retirement Income Choice®[3]	Retirement Income Choice® with Double Withdrawal Base Benefit[3]
Rider Form Number[1]	RTP 17 0103	RGMB 28 0108 (w/o IE) RGMB 30 0108 (with IE)	RGMB 32 0708 (w/o IE) RGMB 34 0708 (with IE)

•Cannot be added on policies with
Double Enhanced or 5% Annually
Compounding Death Benefits.
•Not available on qualified annuity
which has been continued by
surviving spouse or beneficiary as a
new Owner.

•Cannot be added on policies with
Double Enhanced or 5% Annually
Compounding Death Benefits.
•Not available on qualified annuity
which has been continued by
surviving spouse or beneficiary as a
new Owner.

Base Benefit and Optional Fees at issue	Percentage of Policy Value - 0.55%
Percentage of WB. Additional option
fees would be added to the base.
Single Life
(prior to 11/4/13)
Base Fee0.60%
DB Fee0.25%
IE Benefit Fee0.15%
Joint Life
(prior to 11/4/13)
Base Fee0.90%
DB Fee0.20%
IE Benefit Fee0.30%

Percentage of WB. Additional option
fees would be added to the base.
Single Life
(1/19/09 - 11/3/13)
Base Fee0.90%
DB Fee0.25%
IE Benefit Fee0.15%
(11/10/08 - 1/18/09)
Base Fee0.75%
DB Fee0.25%
IE Benefit Fee0.15%
Joint Life
(1/19/09 - 11/3/13)
Base Fee0.90%
DB Fee0.20%
IE Benefit Fee0.30%
(11/10/08 - 1/18/09)
Base Fee0.75%
DB Fee0.20%
IE Benefit Fee0.30%

Fee Frequency	Assessed each rider anniversary and at rider termination and equal to the Policy Value multiplied by rider fee percentage.	•Fee is deducted annually during the accumulation phase on each Rider Anniversary. •A pro-rated fee is deducted at the time the rider is terminated or upgraded.	•Fee is deducted annually during the accumulation phase on each Rider Anniversary. •A pro-rated fee is deducted at the time the rider is terminated or upgraded.
Death Benefit
Amount is paid whenever a death
benefit is paid and the rider is attached.
•Prior to 5th rider anniversary = Sum
of all fees paid for this rider since the
rider date.
•On or after 5th rider anniversary =
Rider Benefit Base* x Rider Benefit
Percentage**.
**The rider benefit percentage =
30% for issue ages 0-70 and 20% for
issue ages 71-75 (when application
signed date is prior to May 1, 2020).
**The rider benefit percentage =
30% for issue ages 0-69 (when
application signed date is after May
1, 2020).
*The Rider Benefit Base at any time is
equal to the Policy Value less any
premiums added after the Rider Date
NOTE: No benefit is payable under
the ADD+ rider if the Policy Value on
the date the death benefit is paid is less
than the premium payments after the
rider date.

For an additional fee, the optional
death benefit may be elected with this
rider. Upon the death of an
Annuitant[2], this rider will pay an
additional death benefit amount equal
to the excess, if any, of the RDB over
the base Policy death benefit and then
this rider will terminate.
The RDB does not reset due to the
automatic step-up feature.

For an additional fee, the optional
death benefit may be elected with this
rider. Upon the death of an
Annuitant[2], this rider will pay an
additional death benefit amount equal
to the excess, if any, of the RDB over
the base Policy death benefit and then
this rider will terminate.
The RDB does not reset due to the
automatic step-up feature.

Designated Investment Options Available - Policyholders who add these riders may only invest in the Investment Options listed. Investment Options may not be available as a	N/A	AB Balanced Wealth Strategy TA Aegon Bond TA Aegon Core Bond TA Aegon US Government Securities TA BlackRock Government Money	AB Balanced Wealth Strategy Franklin Templeton VIP Founding Funds Allocation Fund TA Aegon Bond TA Aegon US Government Securities
58

Rider Name	Beneficiary Earnings Enhancement Extra II (BEE Extra II)	Retirement Income Choice®[3]	Retirement Income Choice® with Double Withdrawal Base Benefit[3]
Rider Form Number[1]	RTP 17 0103	RGMB 28 0108 (w/o IE) RGMB 30 0108 (with IE)	RGMB 32 0708 (w/o IE) RGMB 34 0708 (with IE)
designated fund based on rider issue
date.
Requiring that You designate 100% of
Your Policy Value to the designated
Investment Options, some of which
employ strategies that are intended to
reduce the risk of loss and/or manage
volatility, may reduce investment
returns and may reduce the likelihood
that we will be required to make
payments under this benefit.
PLEASE NOTE: These Investment
Options may not be available on all
products, may vary for certain policies
and may not be available for all
policies. Please reference Appendix -
Portfolio Companies Available Under
the Policy in Your prospectus for
available Portfolio Companies. You
cannot transfer any amount to any
other non-designated Subaccount
without losing all Your benefits under
this rider.

Market
TA BlackRock iShares Active Asset
Allocation – Conservative
TA BlackRock iShares Active Asset
Allocation - Moderate Growth
TA BlackRock iShares Active Asset
Allocation - Moderate
TA BlackRock iShares Edge 40
TA BlackRock Tactical Allocation
TA Goldman Sachs Managed Risk –
Balanced ETF
TA Goldman Sachs Managed Risk –
Conservative ETF
TA Goldman Sachs Managed Risk –
Growth ETF
TA JPMorgan Asset Allocation -
Conservative
TA JPMorgan Asset Allocation -
Moderate Growth
TA JPMorgan Asset Allocation -
Moderate
TA JPMorgan International Moderate
Growth
TA JPMorgan Tactical Allocation
TA Multi-Managed Balanced Fund
Fixed Account GPOs or DCA
Accounts

TA BlackRock Government Money
Market
TA BlackRock iShares Active Asset
Allocation – Conservative
TA BlackRock iShares Active Asset
Allocation – Moderate Growth
TA BlackRock iShares Active Asset
Allocation - Moderate
TA BlackRock iShares Edge 40
TA BlackRock Tactical Allocation
TA Goldman Sachs Managed Risk –
Balanced ETF
TA Goldman Sachs Managed Risk –
Conservative ETF
TA Goldman Sachs Managed Risk –
Growth ETF
TA JPMorgan Asset Allocation -
Conservative
TA JPMorgan Asset Allocation -
Moderate Growth
TA JPMorgan Asset Allocation -
Moderate
TA JPMorgan International Moderate
Growth
TA JPMorgan Tactical Allocation
TA Multi-Managed Balanced Fund
Fixed Account GPOs or DCA
Accounts

Allocation Methods	N/A	N/A	N/A
Withdrawal Benefits - See Appendix - Hypothetical Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders for examples showing the effect of withdrawals on the WB.	N/A
The percentage is determined by the
attained age of the Annuitant[2]at the
time of the first withdrawal.
Age 1st WDFor Life WD%
 0-580.0%
 59-695.0%
 70-796.0%
 80+7.0%
•Starting the rider anniversary
following the Annuitant's259th
birthday, the withdrawal percentage
increases above 0% which creates a
RWA available under the rider for
withdrawal.
•On each rider anniversary, the RWA
will be reset equal to the greater of:
 1)The WB multiplied by the
Withdrawal Percentage based on
the attained age of the
Annuitant[2]at the time of their
first withdrawal if applicable, and
 2)The RMD amount for this policy
for the current calendar year.
•The policyholder does not have to
take the entire RWA in any year.
•If they do not take the full amount
available, the remaining portion does
not carry over to the next rider year.

The percentage is determined by the
attained age of the Annuitant[2] at the
time of the first withdrawal.
Age 1st WDSingle Life WD%
 0-580.0%
 59-695.0%
 70-796.0%
 80+7.0%
Age 1st WDJoint Life WD%
 0-580.0%
 59-694.5%
 70-795.5%
 80+6.5%
•Starting the rider anniversary
following the Annuitant's259th
birthday, the withdrawal percentage
increases above 0% which creates a
RWA available under the rider for
withdrawal.
•On each rider anniversary, the RWA
will be reset equal to the greater of:
 1)The WB multiplied by the
Withdrawal Percentage based on
the attained age of the
Annuitant[2] at the time of their
first withdrawal if applicable, and
 2)The RMD amount for this policy
for the current calendar year.
•The policyholder does not have to
take the entire RWA in any year.
•If they do not take the full amount
available, the remaining portion does
not carry over to the next rider year.

Automatic Step-Up Benefit	N/A	On each rider anniversary, the WB will be set to the greatest of:	On each rider anniversary, the WB will be set to the greatest of:
59

Rider Name	Beneficiary Earnings Enhancement Extra II (BEE Extra II)	Retirement Income Choice®[3]	Retirement Income Choice® with Double Withdrawal Base Benefit[3]
Rider Form Number[1]	RTP 17 0103	RGMB 28 0108 (w/o IE) RGMB 30 0108 (with IE)	RGMB 32 0708 (w/o IE) RGMB 34 0708 (with IE)

1)The current WB:
2)The Policy Value on the rider
anniversary;
3)The highest Policy Value on a rider
monthiversarySM*; or
4)The current WB immediately prior
to anniversary processing increased
by the growth rate percentage**
* Item 3) is set to zero if there have
been any excess withdrawals in the
current rider year.
** Item 4) is set to zero after the first 10
rider years or if there have been any
withdrawals in the current rider year.
A step-up will occur if the largest value
is either 2) or 3) above. A step-up will
allow the company to change the rider
fee percentage after the 5th rider
anniversary.
•If the largest value is 1) or 4) above,
this is not considered a step-up.
•Owner will have a 30 day window
after the rider anniversary to reject
an automatic step-up if we increase
the rider fee.—Must be in writing.
•If an Owner rejects an automatic
step-up, they retain the right to all
future automatic step-ups.

1)The current WB:
2)The Policy Value on the rider
anniversary;
3)The highest Policy Value on a rider
monthiversarySM*; or
4)The current WB immediately prior
to anniversary processing increased
by the growth rate percentage**
* Item 3) is set to zero if there have
been any excess withdrawals in the
current rider year.
** Item 4) is set to zero after the first 10
rider years or if there have been any
withdrawals in the current rider year.
A step-up will occur if the largest value
is either 2) or 3) above. A step-up will
allow the company to change the rider
fee percentage after the 5th rider
anniversary.
•If the largest value is 1) or 4) above,
this is not considered a step-up.
•Owner will have a 30 day window
after the rider anniversary to reject
an automatic step-up if we increase
the rider fee.—Must be in writing.
•If an Owner rejects an automatic
step-up, they retain the right to all
future automatic step-ups.

Exercising Rider	No further action required to exercise the rider.
Exercising Base Benefit: The
policyholder is guaranteed to be able to
withdraw up to the RWA each calendar
year even if the Policy Value is zero at
the time of withdrawal. The rider
benefits cease when the Annuitant[2] has
died.
Exercising Death Option: This
optional feature may be elected with
this rider. Upon the death of an
Annuitant[2], this rider will pay an
additional death benefit amount equal
to the excess, if any, of the RDB over
the greater of the base policy death
benefit or any GMDB.
Exercising the Income Enhancement
Option:
If qualifications are met, this optional
feature doubles the income benefit
percentage until the Annuitant[2] is no
longer confined (either has left the
facility or deceased).
Qualifications:
–Confinement must be due to a
medical necessity due to physical or
cognitive ailment.
–Must be the Annuitant[2] who is
confined.
–Waiting period of 1 year from the
rider date before the increase in the
income benefit percentage is applicable.
–Elimination period is 180 days
within the last 12 months which can be
satisfied during the waiting period.
–Proof of confinement is required.
This may be a statement from a
physician or a hospital or nursing
facility administrator.

Exercising Base Benefit: The
policyholder is guaranteed to be able to
withdraw up to the RWA each calendar
year even if the Policy Value is zero at
the time of withdrawal. The rider
benefits cease when the Annuitant[2] has
died.
Exercising Death Option: This
optional feature may be elected with
this rider. Upon the death of an
Annuitant[2], this rider will pay an
additional death benefit amount equal
to the excess, if any, of the RDB over
the greater of the base policy death
benefit or any GMDB.
Exercising the Income Enhancement
Option:
If qualifications are met, this optional
feature doubles the income benefit
percentage until the Annuitant[2] is no
longer confined (either has left the
facility or deceased).
Qualifications:
–Confinement must be due to a
medical necessity due to physical or
cognitive ailment.
–Must be the Annuitant[2] who is
confined.
–Waiting period of 1 year from the
rider date before the increase in the
income benefit percentage is applicable.
–Elimination period is 180 days
within the last 12 months which can be
satisfied during the waiting period.
–Proof of confinement is required.
This may be a statement from a
physician or a hospital or nursing
facility administrator.

60

Rider Name	Beneficiary Earnings Enhancement Extra II (BEE Extra II)	Retirement Income Choice®[3]	Retirement Income Choice® with Double Withdrawal Base Benefit[3]
Rider Form Number[1]	RTP 17 0103	RGMB 28 0108 (w/o IE) RGMB 30 0108 (with IE)	RGMB 32 0708 (w/o IE) RGMB 34 0708 (with IE)
		–Qualification standards can be met again on the Annuitant's2 life.	–Qualification standards can be met again on the Annuitant's2 life.
Income Benefit or Other Benefit Payout Considerations	N/A
Growth: Benefit is not elected
separately, but is built into the rider.
The WB will grow at 5% growth
annually. This will only be credited on
the rider anniversary for up to 10 rider
years. If a withdrawal has occurred in
the current rider year the 5% growth
will not be applied.
NOTE: There is not an adjustment or
credit for partial years of interest.
Growth is not accumulated daily. Only
calculated at the end of the year if no
withdrawals were taken.

Growth: Benefit is not elected
separately, but is built into the rider.
The WB will grow at 5% growth
annually. This will only be credited on
the rider anniversary for up to 10 rider
years. If a withdrawal has occurred in
the current rider year the 5% growth
will not be applied.
Double Withdrawal Base Feature: If
no withdrawals have been made within
the first 10 rider years or the
anniversary following attained age 67,
the WB on that rider anniversary will
be the greater of;
1)the current WB; or
2)premiums applied within 90 days of
the rider date multiplied by 2.
NOTE: There is not an adjustment or
credit for partial years of interest.
Growth is not accumulated daily. Only
calculated at the end of the year if no
withdrawals were taken.

Rider Upgrade	N/A
•Upgrades allowed within a 30 day
window following each 5th rider
anniversary.
•Rider availability and fees may vary
at time of upgrade
•Upgrades are subject to issue age
restrictions of the rider at the time of
upgrade. Currently the maximum
upgrade age is 85 years old.
•An upgrade will reset the WB, RDB,
RWA and Income Benefit
determination.
•Rider Fee percentage will be the fee
percentage that applies to the new
rider at the time of upgrade.
•Growth percentage will be the
percentage available at the time of
upgrade.

•Upgrades allowed within a 30 day
window following each 5th rider
anniversary.
•Rider availability and fees may vary
at time of upgrade
•Upgrades are subject to issue age
restrictions of the rider at the time of
upgrade. Currently the maximum
upgrade age is 85 years old.
•An upgrade will reset the WB, RDB,
RWA and Income Benefit
determination.
•Rider Fee Percentage will be the fee
percentage that applies to the new
rider at the time of upgrade.
•Growth percentage will be the
percentage available at the time of
upgrade.

Rider Termination
The rider can be added or dropped at
any time. If the rider is terminated they
must wait one year to re-add rider.
The rider will remain in effect until:
•You cancel it by notifying our
Administrative Office in writing,
•the Policy is Annuitized or
surrendered,
•or the additional death benefit is
paid.

•The rider will be terminated upon
policy surrender, Annuitization,
Annuitant[2] death or upgrade.
•The date the policy to which this
rider is attached is assigned or if the
Owner is changed without our
approval.
•Termination allowed within 30 day
window following each 5th rider
anniversary.
•After termination, there is no wait
period to re-add the rider, assuming
the rider is still being offered.

•The rider will be terminated upon
policy surrender, Annuitization,
Annuitant[2] death or upgrade.
•The date the policy to which this
rider is attached is assigned or if the
Owner is changed without our
approval.
•Termination allowed within 30 day
window following each 5th rider
anniversary.
•After termination, there is no wait
period to re-add the rider, assuming
the rider is still being offered.

61

Rider Name	Beneficiary Earnings Enhancement Extra II (BEE Extra II)	Retirement Income Choice®[3]	Retirement Income Choice® with Double Withdrawal Base Benefit[3]
Rider Form Number[1]	RTP 17 0103	RGMB 28 0108 (w/o IE) RGMB 30 0108 (with IE)	RGMB 32 0708 (w/o IE) RGMB 34 0708 (with IE)
		•The rider will be terminated the date we receive Written Notice from You requesting termination.	•The rider will be terminated the date we receive Written Notice from You requesting termination.
(1)
Rider form number may be found on the bottom left corner of your rider pages.
(2)
If the rider's Joint Life option has been elected for an additional fee, the benefits and features available could differ from the Single Life Option based on the age of the Annuitant's spouse if younger.
(3)
This rider and additional options may vary for certain policies and may not be available for all policies. This disclosure explains the material features of the riders. The application and operation of the riders are governed by the terms and conditions of the rider itself.
ADDITIONAL FEATURES
Systematic Payout Option
You can select at any time (during the accumulation phase) to receive regular surrenders (i.e., partial surrenders) from Your Policy by using the systematic payout option. Under this option, You can receive the greater of (1) or (2), divided by the number of surrenders made per year, where: (1) up to 10% of your premium payments (reduced by prior surrenders in that policy year); and (2) is any gains in the policy. For amounts greater than 10% of Your premium payments, you must receive prior Company approval. The amount of Your payment is established when You select the option. The amount available is recalculated on each Policy anniversary thereafter while the Systematic Payout Option is in effect.
This amount may be taken free of surrender charges.
Any systematic withdrawal in excess of the remaining rider withdrawal amount could affect your rider values (if elected). Systematic surrenders can be made monthly, quarterly, semi-annually, or annually. Each surrender must be at least $40. Monthly and quarterly surrenders must generally be made by electronic funds transfer directly to Your checking or savings account.
Any systematic withdrawal in excess of your remaining surrender charge free amount may be subject to a surrender charge. If the request does not exceed the surrender charge free amount, future systematic payments will be recalculated based on the remaining free amounts.
Keep in mind that surrenders under the systematic payout option may be taxable, and if made before age 59½, may be subject to a 10% federal penalty tax. There is no charge for this benefit.
Initial Payment Guarantee
You may only elect to purchase the Initial Payment Guarantee which provides annually stabilized payments that are guaranteed to never be less than a percentage of the initial variable annuity payment at the time You Annuitize Your Policy. You cannot terminate this payment guarantee (or eliminate the charge for it) after You have elected it. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee.
The Initial Payment Guarantee does not establish or guarantee the performance of any Subaccount.
Under the Initial Payment Guarantee, You receive annuity payments that are stabilized—that is, held level throughout each Policy Year—and are guaranteed to never be less than a percentage of the initial payment. The guaranteed percentage is subject to change from time to time; however once you Annuitize, the guaranteed percentage will not change during the life of the Initial Payment Guarantee. Contact us for the current guaranteed percentage.
The payment amount is adjusted once each year (on the anniversary of your Annuity Commencement Date) to reflect the investment performance of Your selected investment choice(s) over the preceding year (but your payment will not be less than the guaranteed minimum).
Fee. There is a charge for the Initial Payment Guarantee, which is in addition to the base product mortality and expense risk fee and administrative charge. This fee is reflected in the amount of the annuity payments that You receive if You select the Initial Payment Guarantee. It is reflected in the calculation of the annuity unit values (i.e., Your payment is “net” the initial payment guarantee fee, mortality and expense risk fee, and administrative charges).
62

The Initial Payment Guarantee fee is currently equal to an annual rate of 1.25% of the daily net asset value in the Subaccounts. We can change the fee, and you pay whatever the fee is when You Annuitize.
Other Terms and Conditions. The Initial Payment Guarantee uses a 5% Assumed Investment Return to calculate your annuity payments. This means that the dollar amount of the annuity payments will remain level if the investment return (net of fees and expenses) exactly equals 5%. The payments will increase if actual investment performance (net of fees and expenses) exceeds the Assumed Investment Return, and decrease if actual performance is below the Assumed Investment Return (but not below the guaranteed level).
Termination. The Initial Payment Guarantee is irrevocable.
The Initial Payment Guarantee may vary for certain policies and may not be available for all policies, in all states or at all times.
Liquidity Rider
The optional Liquidity Rider reduces the number of years each premium payment is subject to surrender charges. You can only elect this rider at the time You purchase the Policy.
The Liquidity Rider may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time for new sales, which includes new sales to existing policyowners. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a benefit, please contact Your financial intermediary or our Administrative Office.
Rider Fee. A rider fee equal to an effective annual rate of 0.50% of the daily net asset value in the Separate Account is deducted in calculating the Accumulation Unit values. The rider fee is only charged for the first four Policy Years.
Accumulation Unit Values. We intend to administer the removal of the Liquidity Rider fee by changing to a different class of Accumulation Units. This will result in adjusting the number of Accumulation Units and adjusting the unit value of the Subaccounts in which You were invested once the Liquidity Rider fee is no longer charged. The elimination of the fee and the adjustment in the number of Accumulation Units and unit values will not affect Policy Values.
Termination. The rider is irrevocable.
Please note:
•
This feature terminates upon Annuitization and there is a mandatory Annuity Commencement Date.
•
We may credit interest in the Fixed Account at a lower rate if You select this rider.
•
The Liquidity Rider is not suitable for an investor purchasing the Policy for a long term investment.
Premium EnhancementSM Rider
An optional Premium EnhancementSM Rider is available at the time you buy your policy. If you elect this rider, each premium payment will receive a premium enhancement that the Company adds to your policy value. We may change the enhancement rate at any time. Under certain circumstances, you might forfeit (or lose) the premium enhancement.
Generally, an annuity with a premium enhancement may have higher expenses than a similar annuity without a premium enhancement. Accordingly, you should always consider the expenses along with the features and enhancements to be sure any annuity meets your financial needs and goals.
You may only elect the Premium EnhancementSM Rider at the time you buy your policy. If you elect the premium enhancement rider, the initial premium payment and each subsequent premium payment will receive a premium enhancement which is added to the policy value. The premium enhancement is currently 4% (currently 2% if the Liquidity Rider is also elected) of the amount of the premium payment; however, we may change the enhancement rate at any time. The amount of the premium enhancement is not considered a premium payment and therefore may not be included in the calculation of certain policy features. No premium enhancement will apply if the policy is canceled pursuant to the right to cancel provision.
The Company may take back or “recapture” the full dollar amount of any premium enhancement upon the occurrence of any of the following events:
•
exercise of the right to cancel option;
•
exercise of the Nursing Care and Terminal Condition Withdrawal Option or the Unemployment Waiver within one year from the time we apply the premium enhancement;
•
a death benefit is payable within one year from the time we apply the premium enhancement; or
•
annuitization within one year from the time we apply the premium enhancement.
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Please note: If we recapture the premium enhancement, it will be the dollar amount that we added to the policy, not a percentage of your policy value at the time of recapture. Thus, if your policy is worth less (or more) than at the time of purchase, the effect of the recapture on your policy value on a percentage basis may be greater (or less) than the original percentage added. You bear the investment risk on the premium enhancement.
Rider Fee. There is a daily charge for the Premium EnhancementSM Rider at an annual rate of 0.25% (0.15% if Liquidity Rider is also elected) of the assets in each subaccount. In addition to the rider fee, the Company expects to use a portion of the mortality and expense risk fee, administrative charge and/or the surrender charge to pay the premium enhancement.
Other Terms and Conditions: If you elect this rider, you are not able to elect the Double Enhanced Death Benefit or the 5% Annually Compounding Death Benefit. Please consult your registered representative for information concerning any such limitations.
Termination. The rider is irrevocable.
The Internal Revenue Code generally requires that interests in a qualified policy be nonforfeitable, and it is unclear whether the premium enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this policy as a qualified policy.
The Premium EnhancementSM Rider may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a benefit, please contact your financial intermediary or our Administrative Office.
Nursing Care and Terminal Condition Withdrawal Option
No surrender charges or Excess Interest Adjustments will apply if You take a withdrawal ($1,000 minimum), under certain circumstances, because You or Your spouse has been:
•
confined in a hospital or nursing facility for 30 days in a row after the Policy issue date; or
•
diagnosed with a terminal condition after the Policy issue date (usually a life expectancy of 12 months or less).
You may exercise this benefit at any time during the accumulation phase. This benefit is also available to the Annuitant or Annuitant's spouse if the Owner is not a natural person. There is no restriction on the maximum amount You may withdraw under this benefit. There is no charge for this benefit.
The Nursing Care and Terminal Condition Withdrawal Option may vary for certain policies and may not be available for all policies, in all states or at all times.
Unemployment Waiver
No surrender charges or Excess Interest Adjustments will apply to surrenders after You or Your spouse become unemployed due to:
•
involuntary termination of employment
•
involuntary lay off;
In order to qualify, You (or Your spouse, whichever is applicable) must have been:
•
employed full time for at least two years prior to becoming unemployed;
•
employed full time on the Policy Date;
•
unemployed for at least 60 days in a row at the time of surrender;
•
must have a minimum Cash Value at the time of surrender of $5,000; and
•
You (or Your spouse) must be receiving unemployment benefits.
You must provide written proof from Your State's Department of Labor, which verifies that You qualify for and are receiving unemployment benefits at the time of surrender.
You may select this benefit at any time during the accumulation phase. This benefit is also available to the Annuitant or Annuitant's spouse if the Owner is not a natural person. There is no restriction on the maximum amount You may surrender under this benefit. There is no charge for this benefit.
The Unemployment Waiver may vary for certain policies and may not be available for all policies, in all states or at all times.
Telephone and Electronic Transactions
Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time. To access information and perform transactions electronically, we require You to create an account with a username and password, and to maintain a valid e-mail address.
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We will not be liable for following instructions communicated by telephone or electronically we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require You to provide information to verify Your identity when You call us and we will record conversations with You. We may also require written confirmation of the request. When someone contacts our Administrative Office and follows our procedures, we will assume You are authorizing us to act upon those instructions. For electronic transactions through the internet, You will need to provide Your username and password. You are responsible for keeping Your password confidential and must notify us of any loss, theft or unauthorized use of Your password.
Telephone and other electronic transactions must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Transactions received in good order on non-Business Days or after our close of business on Business Days will get next-day pricing. See OTHER INFORMATION – Sending Forms and Transaction Requests in Good Order. Please note that the telephone and/or electronic device transactions may not always be available. Any telephone, fax machine or other electronic device, whether it is Yours, Your service provider's, or Your financial representative(s) can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of Your request if the volume of transactions is unusually high, we might not have anyone available, or lines available, to take Your transaction. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If You are experiencing problems, You should make Your request by writing to our Administrative Office.
We reserve the right to revoke Your telephone and other electronic transaction privileges at any time without revoking all Owners' privileges. We may deny telephone and electronic transaction privileges to market timers or disruptive traders.
Dollar Cost Averaging Program
During the accumulation phase, You may instruct us to automatically make transfers into one or more Subaccounts in accordance with Your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more Accumulation Units when prices are low and fewer Accumulation Units when prices are high, it does not guarantee profits or assure that You will not experience a loss.
Dollar Cost Averaging programs that may be available under Your Policy:
•
Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the Fixed Account, money market or other specified Subaccount.
•
Special—You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another Investment Option into a Special Dollar Cost Averaging program. This program is only available for new premium payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).
A Dollar Cost Averaging program will begin the next business day after we have received in good order all necessary information and the minimum required amount. See Sending Forms and Transaction Requests in Good Order. Please note: Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.
NOTE CAREFULLY:
New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional premium payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current premium payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.
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IF:
•
we do not receive all necessary information to begin or restart a Dollar Cost Averaging program;
THEN:
•
any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market Investment Option within 30 days of allocation to fixed source if new Dollar Cost Averaging instructions are not received;
•
any amount in a variable source will be invested in that variable source and will remain in that variable Investment Option; and
•
new Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.
You should consider Your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an Excess Interest Adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any Investment Restrictions involving the source). There is no charge for this benefit.
The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See Your Policy for availability of the Fixed Account options. We reserve the right to terminate the availability of any Dollar Cost Averaging program at any time.
Asset Rebalancing
During the accumulation phase You can instruct us to automatically rebalance the amounts in Your Subaccounts to maintain Your desired asset allocation. This feature is called asset rebalancing and can be started and stopped at any time. However, we will not rebalance if you are in the Dollar Cost Averaging program or if any other transfer is requested. If a transfer is requested, we will honor the requested transfer and discontinue asset rebalancing. New instructions are required to start asset rebalancing. Asset rebalancing ignores amounts in the Fixed Account. You can choose to rebalance monthly, quarterly, semi-annually, or annually. Asset rebalancing can be used in conjunction with a Guaranteed Lifetime Withdrawal Benefit. Please note, any amounts rebalanced may be immediately transferred to the Portfolio Allocation Method (PAM) Investment Options as applicable under the Portfolio Allocation Method. There is no charge for this benefit. We reserve the right to terminate the availability of any asset rebalancing program at any time.
Loans
No Loans are available on this Policy.
TAX INFORMATION
NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Policy. You should consult Your own financial professional about Your own circumstances.
Introduction
Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity Policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified Policy, the Policy will generally not be treated as an annuity for tax purposes. Thus, the Owner must generally include in income any increase in the Policy Value over the investment in the Policy during each taxable year.
There are different rules as to how You will be taxed depending on how You take the money out and the type of Policy-qualified or nonqualified.
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If You purchase the Policy as an individual retirement annuity or as a part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, Your Policy is referred to as a qualified Policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified Policy. There are limits on the amount of contributions You can make to a qualified Policy. Other restrictions may apply including terms of the plan in which You participate. To the extent there is a conflict between a plan's provisions and a Policy's provisions, the plan's provisions will control.
If You purchase the Policy other than as part of any arrangement described in the preceding paragraph, the Policy is referred to as a nonqualified Policy.
You will generally not be taxed on increases in the value of Your Policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, You may be subject to current taxation if You assign or pledge or enter into an agreement to assign or pledge any portion of the Policy. You may also be subject to current taxation if You make a gift of a nonqualified Policy without valuable consideration. All amounts received from the Policy that are includible in income are taxed at ordinary income rates; no amounts received from the Policy are taxable at the lower rates applicable to capital gains.
The Internal Revenue Service (“IRS”) has not reviewed the Policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the Policy, if any, comport with IRA qualification requirements.
The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or Policy.
We may occasionally enter into settlements with Owners and beneficiaries to resolve issues relating to the Policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.
Taxation of Us
We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The Separate Account is treated as a part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Separate Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Separate Account for federal income taxes. If in future years, any federal income taxes are incurred by us with respect to the Separate Account, we may make a charge to that account. We may benefit from any deductions for dividends received by the Separate Account or foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under federal tax law.
Tax Status of a Nonqualified Policy
Diversification Requirements. In order for a nonqualified variable Policy which is based on a segregated asset account to qualify as an annuity Policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the Subaccounts. Each Separate Account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund Portfolio Company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund Portfolio Companies. The Owners bear the risk that the entire contract could be disqualified as an annuity Policy under the Code due to the failure of a Subaccount to be deemed to be “adequately diversified”.
Owner Control. In some circumstances, Owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the Owner of a variable Policy is to be treated as the Owner of the assets held by the insurance company under the Policy will depend on all of the facts and circumstances.
Revenue Ruling 2003-91 also gave an example of circumstances under which the Owner of a variable Policy would not possess sufficient control over the assets underlying the Policy to be treated as the Owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a Policy vary from those described in Revenue Ruling 2003-91, Owners bear the risk that they will be treated as the Owner of Separate Account assets and taxed accordingly.
We believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the policies from being treated as the Owners of the underlying Separate Account assets. Concerned Owners should consult their own financial professionals regarding the tax matter discussed above.
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Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of Policy proceeds upon the death of any Owner. In order to be treated as an annuity Policy for federal income tax purposes, the Code requires that such policies provide that if any Owner dies on or after the annuity starting date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owner's death. If any Owner dies before the annuity starting date, the entire interest in the Policy must generally be distributed (1) within 5 years after such Owner's date of death or (2) to (or for the benefit of) a designated beneficiary, over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary) and such distribution begin not later than 1 year after the date of the Owner’s death (also known as a “stretch” payout). The designated beneficiary must be an individual. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2022-6. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulations § 1.401(a)(9)-9, A-1. However, if upon such Owner's death the Owner's surviving spouse is the designated beneficiary of the Policy, then the Policy may be continued with the surviving spouse as the new Owner. If any Owner is a non-natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary Annuitant shall be treated as an Owner and any death or change of such primary Annuitant shall be treated as the death of an Owner.
The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Taxation of a Nonqualified Policy
The following discussion assumes the Policy qualifies as an annuity Policy for federal income tax purposes.
In General. Code Section 72 governs taxation of annuities in general. We believe that an Owner who is an individual will not be taxed on increases in the value of a Policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if You make a gift of a nonqualified Policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.
Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified Policy held by a taxpayer other than a natural person generally will not be treated as an annuity Policy under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the Policy Value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the Policy that is not a natural person should discuss these rules with a competent financial professional. A Policy owned by a trust using the grantor's social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a financial professional for more information on how this may impact Your Policy.
Different Individual Owner and Annuitant
If the Owner and Annuitant on the Policy are different individuals, there may be negative tax consequences to the Owner and/or beneficiaries under the Policy if the Annuitant predeceases the Owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult Your legal counsel or financial professional if You are considering designating a different individual as the Annuitant on Your Policy to determine the potential tax ramifications of such a designation.
Annuity Starting Date
This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of Annuity Commencement Date used in Your Policy and the dates will be the same. However, in certain circumstances, Your annuity starting date and Annuity Commencement Date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure Your Policy maintains its status as an annuity Policy for federal income tax purposes. You may wish to consult a financial professional for more information on when this issue may arise.
It is possible that at certain advanced ages a Policy might no longer be treated as an annuity contract if the Policy has not been Annuitized before that age or have other tax consequences. You should consult with a financial professional about the tax consequences in such circumstances.
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Taxation of Annuity Payments
Although the tax consequences may vary depending on the Annuity Payment Option You select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments You receive will be includable in Your gross income.
In general, the excludable portion of each annuity payment You receive will be determined as follows:
•
Fixed payments-by dividing the “investment in the Policy” on the annuity starting date by the total expected return under the Policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
•
Variable payments-by dividing the “investment in the Policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the Policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the Policy” is generally equal to the premiums You pay for the Policy, reduced by any amounts You have previously received from the Policy that are excludible from gross income.
If You select more than one Annuity Payment Option, special rules govern the allocation of the Policy's entire “investment in the Policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise You to consult a competent financial professional as to the potential tax effects of allocating amounts to any particular Annuity Payment Option.
If, after the annuity starting date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the Policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on Your tax return.
Taxation of Surrenders and Withdrawals - Nonqualified Policies
When You surrender Your Policy, You are generally taxed on the amount that Your surrender proceeds exceeds the “investment in the Policy”. The “investment in the Policy” is generally equal to the premiums You pay for the Policy, reduced by any amounts You have previously received from the Policy that are excludible from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the Policy Value over the “investment in the policy.” Distributions taken under the systematic payout option are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as withdrawals and surrenders. You may also be subject to current taxation if You make a gift of a nonqualified Policy without valuable consideration. All taxable amounts received under a Policy are subject to tax at ordinary rather than capital gain tax rates.
If Your Policy contains an Excess Interest Adjustment feature (also known as a market value adjustment), then Your Policy Value immediately before a Policy withdrawal (or transaction taxed like a withdrawal) may have to be increased by any positive Excess Interest Adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of Excess Interest Adjustments, and You may want to discuss the potential tax consequences of an Excess Interest Adjustment with Your financial professional.
The Code also provides that amounts received from the Policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59½; (2) paid after an Owner (or where the Owner is a non-natural person, an Annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer's designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that the Owner is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a financial professional for more information regarding the imposition of penalty tax.
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Guaranteed Lifetime Withdrawal Benefits
For policies with a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit the application of certain tax rules, particularly those rules relating to distributions from Your Policy, are not entirely clear. It is possible that the withdrawal base (with respect to the Guaranteed Lifetime Withdrawal Benefits) and the guaranteed future value (with respect to the Guaranteed Minimum Accumulation Benefit) could be taken into account to determine the Policy Value that is used to calculate required distributions and the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under a Guaranteed Lifetime Withdrawal Benefit is unclear. It is possible that the IRS could determine that the benefit provides some form of long-term care insurance. In that event, the Internal Revenue Service may determine the Income Enhancement Option is an incidental benefit with adverse consequences for qualification as an Individual Retirement Annuity, You could be treated as in receipt of some amount of income attributable to the value of the benefit even though You have not received a payment from Your Policy, and the amount of income attributable to guaranteed lifetime withdrawal payments could be affected. In addition, if the Income Enhancement Benefit causes an increase in payments calculated to meet the Required Minimum Distribution requirements it may violate the rules governing such distributions with adverse tax consequences. In view of this uncertainty, You should consult a financial professional with any questions.
Aggregation
All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same Owner (policyholder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the Owner's income when a taxable distribution (other than annuity payments) occurs. If You are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, You may wish to consult with Your financial professional regarding how aggregation will apply to Your policies.
Tax-Free Exchanges of Nonqualified Policies
We may issue the nonqualified Policy in exchange for all or part of another annuity contract that You own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, Your investment in the Policy immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. Your Policy Value immediately after the exchange may exceed Your investment in the Policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Policy (e.g., as a withdrawal, surrender, annuity income payment or death benefit).
If You exchange part of an existing contract for the Policy, and within 180 days of the exchange You received a payment other than certain annuity payments (e.g., You take a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Policy could be includible in Your income and subject to a 10% penalty tax.
You should consult Your financial professional in connection with an exchange of all or part of an annuity contract for the Policy, especially if You may take a withdrawal from either contract within 180 days after the exchange.
Medicare Tax
Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions taken from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from Your qualified Policy could cause Your other investment income to be subject to the tax. Please consult a financial professional for more information.
Same Sex Relationships
Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as a valid marriage under the applicable state law, will each be treated as a spouse as defined in this Policy for state law purposes. However, individuals in other arrangements that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this Policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this Policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a financial professional for more information on this subject.
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Taxation of Death Benefit Proceeds
Amounts may be distributed from the Policy because of Your death or the death of the Annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as surrenders; or (3) if distributed under an Annuity Payment Option, these amounts are taxed in the same manner as annuity payments.
Transfers, Assignments or Exchanges of Policies
A transfer of ownership or assignment of a Policy, the designation of an Annuitant or payee or other beneficiary who is not also the Owner, the exchange of a Policy and certain other transactions, or a change of Annuitant other than the Owner, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any such transaction or designation should contact a competent financial professional with respect to the potential tax effects.
Charges
It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to You. In particular, the IRS may treat fees associated with certain optional benefits as a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to age 59½. Although we do not believe that the fees associated with any optional benefit provided under the Policy should be treated as taxable withdrawals, the tax rules associated with these benefits are unclear, and we advise that You consult Your financial professional prior to selecting any optional benefit under the Policy.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
The estate and gift tax unified credit basic exclusion amount is $12.06 million for 2022 and will be indexed for inflation (using the C-CPI-U), for each taxable year through January 1, 2026. The maximum rate is 40%.
The uncertainty as to how the current law might be modified in the future underscores the importance of seeking guidance from a competent professional to help ensure that Your estate plan adequately addresses Your needs and that of Your beneficiaries under all possible scenarios.
Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Policy in detail, a purchaser should keep in mind that the value of an annuity Policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity Policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning professional for more information.
Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from Your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified Policies
The qualified Policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our Policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.
Distribution Requirements. Under Section 401(a) and/or Section 401(k) Contracts, the underlying tax-qualified plan may require payment of the death benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method.
The information below generally applies to Owners who die after 2019. Post-death required distribution requirements are complex and frequently unclear. Please consult with Your financial professional for information relating to required post-death distributions for an Owner who died prior to 2020 or for information specific to Your own unique situation.
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Upon a Owner’s death, if the Owner does not have a Beneficiary who is an individual, the Owner’s entire interest in the contract must generally be (1) distributed by the end of the calendar year ending five years after the date of death if the Owner died before the Owner was required to receive distributions under the contract or (2) at least as rapidly as the method being used as of the date of the Owner’s death if the Owner died after the Owner was required to begin receiving distributions under the contract. An exception may apply if the Beneficiary is a trust, and all of the trust Beneficiaries are individuals. If the Owner has a Beneficiary, who is an individual, but is not an eligible designated Beneficiary, the Owner’s entire interest in the contract must generally be distributed by the end of the calendar year ending ten years after the date of death.
If the Owner has a Beneficiary who is an eligible designated Beneficiary, the eligible designated Beneficiary may choose to receive the Owner’s interest under the contract either:
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by the end of the calendar year ending ten years after the date of death
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as an annuity over the life of the eligible designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within by the end of the calendar year following the calendar year of the Owner’s death.
An eligible designated Beneficiary is a Beneficiary who, meets any of the following criteria as of the date of the Owner’s death:
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is the Owner’s spouse
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the Owner’s child who has not reached the age of majority, but any remaining interest must be distributed within 10 years of when the child reaches the age of majority
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is disabled within the meaning of IRC section 72(m)(7)
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is chronically ill individual within the meaning of section 7702B(c)(2)
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is not more than 10 years younger than the Owner.
If the Beneficiary is the Owner’s spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Owner would have attained age 73 if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Owner. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the contract to the extent permitted by the Owner’s retirement arrangement.
Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a Policy must satisfy certain conditions: (i) the Owner must be the Annuitant; (ii) the Policy generally is not transferable by the Owner, e.g., the Owner may not designate a new Owner, designate a contingent Owner or assign the Policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or withdrawals according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant attains age 73 (age 72 if the Annuitant attained age 72 before 1/1/2023, or age 70½ if the Annuitant attained age 70½ before 1/1/2020); (v) an Annuity Payment Option with a period certain that will guarantee annuity payments beyond the life expectancy of the Annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the Annuitant dies prior to the distribution of the Policy Value; (vii) the entire interest of the Owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax.
SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions. Subject to certain exceptions, distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.
The IRS has not reviewed this Policy for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.
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Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when taken 5 tax years after the first contribution to any Roth IRA of the individual and taken after one of the following: attaining age 59½, to pay for qualified first time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when taken from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the Owner's lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.
The IRS has not reviewed this Policy for qualification as a Roth IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.
Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. The Policy includes a death benefit that in some cases may exceed the greater of the premium payments or the Policy Value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59½, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a Guaranteed Lifetime Withdrawal Benefit prior to age 59½. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Employers using the Policy in connection with Section 403(b) plans may wish to consult with their financial professional.
Pursuant to tax regulations, we generally are required to confirm, with Your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers You request from a 403(b) Policy comply with applicable tax requirements before we process Your request. We will defer such payments You request until all information required under the tax law has been received. By requesting a surrender or transfer, You consent to the sharing of confidential information about You, the Policy, and transactions under the Policy and any other 403(b) policies or accounts You have under the 403(b) plan among us, Your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.
Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding.” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.
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Ineligible Owners-Qualified
We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.
Taxation of Surrenders and Withdrawals - Qualified Policies
In the case of a withdrawal under a qualified Policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount You receive is taxable, generally based on the ratio of Your “investment in the Policy” to Your total account balance or accrued benefit under the retirement plan. Your “investment in the Policy” generally equals the amount of any non-deductible premium payments made by You or on Your behalf. If You do not have any non-deductible premium payments, Your investment in the contract will be treated as zero.
In addition, a penalty tax may be assessed on amounts surrendered from the Policy prior to the date You reach age 59½, unless You meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a financial professional for more information regarding the application of these exceptions to Your circumstances. You may also be required to begin taking minimum distributions from the Policy by a certain date. The terms of the plan may limit the rights otherwise available to You under the Policy.
Qualified Plan Required Distributions
For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 73 (age 72 if the Annuitant attained age 72 before 1/1/2023, or age 70½ if the annuitant attained age 70½ prior to 1/1/2020) or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent Owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the Owner (or plan participant) reaches 73 (age 72 if the Annuitant attained age 72 before 1/1/2023, or age 70½ if the annuitant attained age 70½ prior to 1/1/2020). The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating required minimum distributions. Please consult with your financial professional to learn more about an optional living or death benefit prior to purchase.
Each Owner is responsible for requesting distributions under the Policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the Policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and financial professional regarding the suitability of the Policy.
The Code generally requires that interest in a qualified Policy be non-forfeitable.
You should consult Your legal counsel or financial professional if You are considering purchasing an enhanced death benefit or other optional rider, or if You are considering purchasing a Policy for use with any qualified retirement plan or arrangement.
Optional Living Benefits
For policies with a Guaranteed Lifetime Withdrawal Benefit or a Guaranteed Minimum Accumulation Benefit the application of certain tax rules, particularly those rules relating to distributions from Your Policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as contract holder may cause the qualified plan participant to lose the benefit of the Guaranteed Lifetime Withdrawal Benefit. In view of this uncertainty, You should consult a financial professional before purchasing this Policy as a qualified Policy.
Withholding
The portion of any distribution under a Policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or taken. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether You elect not to have federal income tax withheld, You are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax
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withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
Annuity Purchases by Residents of Puerto Rico
The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations
The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity Owners that are U.S. persons. Taxable distributions made to Owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner's country of citizenship or residence. Prospective foreign Owners are advised to consult with a qualified financial professional regarding U.S., state, and foreign taxation for any annuity Policy purchase.
Foreign Account Tax Compliance Act (“FATCA”)
If the payee of a distribution from the Policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the Policy or the distribution. The rules relating to FATCA are complex, and a financial professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.
Possible Tax Law Changes
Although the likelihood and nature of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation, or otherwise. You should consult a financial professional with respect to legal or regulatory developments and their effect on the Policy.
We have the right to modify the Policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive.
Guaranteed Lifetime Withdrawal Benefits
We may make available, as options under the policy, certain guaranteed lifetime withdrawal and other optional benefits. If your policy contains a guaranteed lifetime withdrawal benefit rider the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may limit the value of these optional benefits. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed lifetime withdrawal benefit rider for a qualified policy.
OTHER INFORMATION
Sending Forms and Transaction Requests in Good Order
We cannot process your requests for transactions relating to the policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the dated signatures of all owners (exactly as registered on the Policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner's
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consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.
Regulatory Modifications to Policy
We reserve the right to amend the policy or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.
Anti-Money Laundering (AML) and Sanctions
The Company and the Separate Account are subject to laws and regulations designed to combat money laundering and terrorist financing. The Company, on its own behalf and on behalf of the Separate Account, has implemented and operates an anti-money laundering (“AML” ) program. The Company shall not be held liable for any losses that an Owner, Annuitant, or beneficiary may incur as a result of actions taken to prevent suspected violations of AML laws, rules, and regulations.
The Company and the Separate Account are subject to the provisions of various sanctions programs administered and enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”). These programs prohibit financial institutions from doing business with certain identified enemies of the United States as set forth in various lists maintained by OFAC. Depending on the program under which a transaction falls, financial institutions must either (i) reject and report the transaction, or (ii) block the transaction, place the funds or assets in a separate blocked transaction account, and report the matter to OFAC. In order to comply with OFAC requirements, the Company reviews applicants, Owners, and Annuitants against the OFAC list and stops processing and rejects any transaction from an individual or entity who is listed on the OFAC list. The Company only accepts premium payments that are not subject to sanctions and in United States currency.
If an Owner or Annuitant is subject to sanctions, the Company is required to block access to an Owner’s Policy and thereby refuse to pay any request for partial withdrawals, surrenders, or other distributions until permitted by OFAC. Further, if additional premium payments are received, we are required under applicable U.S. laws and regulations to place such funds in the blocked account as well. In addition, the Company may be required to block a beneficiary’s request for payment of death benefit proceeds. Blocking access may include transferring Cash Value and death benefit proceeds to the Fixed Account or money market subaccount until permitted by OFAC. The Company shall not be held liable for any losses that an Owner, Annuitant, or beneficiary may incur as a result of sanctions.
Mixed and Shared Funding
The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity contracts and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While we currently do not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various contracts and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. We and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, we would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.
Exchanges and Reinstatements
You can generally exchange one annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity, and there may be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).
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You may surrender your policy and transfer your money directly to another life insurance company (sometimes referred to as a 1035 Exchange or a trustee-to-trustee transfer). You may also ask us to reinstate your policy after such a transfer and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds to the applicable investment choices. The dollar amount will be used to purchase new accumulation units at the then current price. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. We recommend that you consult a tax professional to explain the possible tax consequences of exchanges and/or reinstatements.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.
Distribution of the Policies
Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the policies. We pay commissions to TCI which are passed through to selling firms. (See below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our policies which is not passed through to the selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies. TCI may market the policies through bank affiliated firms, national brokerage firms, regional and independent broker-dealers and independent financial planners.
We have discontinued new sales of the policies. You may, however, continue to make Premium Payments to fund Your Policy pursuant to its terms, and exercise all other rights and options under Your Policy - such as reallocating Your Policy value among investment choices, making surrenders and full Surrenders, and making changes of ownership of Your Policy.
Compensation to Broker-Dealers Who Sold the Policies. The policies have been offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. We pay ongoing commissions through TCI to the selling firms for their past sales of the policies.
The selling firms were paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission is 8.65% of Premium Payment (additional amounts may be paid as overrides to wholesalers).
To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, the Company, TCI, Transamerica Financial Advisors, Inc. (TFA) and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.
The sales representative who sold You the Policy may receive a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask Your sales representative for further information about the compensation Your sales representative, and the selling firm that employs Your sales representative, may continue to receive in connection with Your Policy. Also inquire about any ongoing compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.
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You should be aware that a selling firm or its sales representatives may have received different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold this Policy to You.
Special Compensation Paid to Affiliated Firms. We and/or our affiliates may provide paid-in capital to TCI. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our policies and provide TCI with capital payments that are not contingent on sales.
The Company’s main distribution channel is TFA, an affiliate, who sell the Company’s products.
The Company covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA. These facilities and services are necessary for TFA’s administration and operation, and the Company is compensated by TFA for these expenses based on TFA’s usage. In addition, the Company and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and other documents for the Policy that are distributed to current Owners of the Policy.
TFA pays its branch managers a portion of the commissions received from the Company for the sale of the policies. Sales representatives receive a portion of the commissions for their sales of policies in accordance with TFA’s internal compensation programs.
Sales representatives and their managers at TFA may receive, directly or indirectly, additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with TFA's conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans, loan guaranties, or loan forgiveness to assist a firm or a representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.
In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash and non-cash benefits, and may provide such persons with special incentive to sell our policies. For example, TFA’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon N.V. (the Company’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.
TFA’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of Aegon N.V.
Additional Compensation that We, TCI and/or our Affiliates Pay to Selected Selling Firms. We may continue to pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. These special compensation arrangements are not offered to all selling firms, and the terms of such arrangements may differ between selling firms.
Special compensation arrangements are calculated in different ways by different selling firms and may be based on past sales of the policies or other criteria. Overrides we paid on certain products to our affiliates, TFA and Transamerica Agency Network, in 2022.
No specific charge is assessed directly to Policy Owners or the Separate Account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.
You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold the Policy to You.
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APPENDIX
PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY
The following is a list of current Portfolio Companies available under the Policy, which are subject to change as discussed in this prospectus.  Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact Your financial intermediary or our Administrative Office.
More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at http://dfinview.com/Transamerica/TAHD/89358T214?site=VAVUL. You can also request this information at no cost by calling our Administrative Office at (800)851-9777.
The current expenses and performance below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that Your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/22)
					1 year	5 years	10 years
To maximize total return consistent with the Adviser's determination of reasonable risk.	AB Balanced Hedged Allocation Portfolio - Class B Advised by: AllianceBernstein L.P.	1.05%	0.20%	1.25%	-19.17%	10.75%	5.37%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity® VIP Index 500 Portfolio – Service Class 2 Advised by: Fidelity Management & Research Company and Geode Capital Management, LLC as subadviser	0.35%	-	0.35%	-18.42%	9.03%	12.17%
Seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.	ProFund Access VP High Yield Advised by: ProFund Advisors LLC	1.69%	-	1.69%	-7.97%	0.60%	2.87%
Seeks investment results, before fees and expenses, that track the performance of the ProFunds Asia 30 Index (the “Index”).	ProFund VP Asia 30 Advised by: ProFund Advisors LLC	1.74%	-	1.74%	-24.42%	-3.01%	1.64%
Seeks investment results, before fees and expenses, that track the performance of the S&P 500® (the “Index”).	ProFund VP Bull Advised by: ProFund Advisors LLC	1.71%	-	1.71%	-19.74%	7.31%	10.37%
Seeks investment results, before fees and expenses, that track the performance of the S&P Communication Services Select Sector Index (the “Index”).	ProFund VP Communication Services(3) Advised by: ProFund Advisors LLC	1.73%	-	1.73%	-21.22%	-1.28%	2.48%
Seeks investment results, before fees and expenses, that track the performance of the S&P Consumer Discretionary Select Sector Index (the “Index”).	ProFund VP Consumer Discretionary(4) Advised by: ProFund Advisors LLC	1.72%	-	1.72%	-31.53%	3.97%	9.45%
Seeks investment results, before fees and expenses, that track the performance of the S&P Emerging Markets 50 ADR Index (USD) (the “Index”).	ProFund VP Emerging Markets Advised by: ProFund Advisors LLC	1.78%	-	1.78%	-16.19%	-1.73%	0.13%
Seeks investment results, before fees and expenses, that track the performance of the S&P Energy Select Sector Index (the “Index”).	ProFund VP Energy(5) Advised by: ProFund Advisors LLC	1.71%	-	1.71%	59.43%	6.57%	3.42%
79

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/22)
					1 year	5 years	10 years
Seeks investment results, before fees and expenses, that track the performance of the ProFunds Europe 30 Index (the “Index”).	ProFund VP Europe 30 Advised by: ProFund Advisors LLC	1.75%	-	1.75%	-7.76%	1.07%	3.03%
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the basket of non-U.S. currencies included in the ICE® U.S. Dollar Index® (the “Index”).	ProFund VP Falling U.S. Dollar Advised by: ProFund Advisors LLC	2.41%	-	2.41%	-8.76%	-4.25%	-4.47%
Seeks investment results, before fees and expenses, that track the performance of the S&P Financial Select Sector Index (“the Index”).	ProFund VP Financials Advised by: ProFund Advisors LLC	1.71%	-	1.71%	-15.14%	4.82%	9.74%
Seeks a high level of current income consistent with liquidity and preservation of capital.	ProFund VP Government Money Market(2) Advised by: ProFund Advisors LLC	1.65%	-	1.65%	1.02%	0.45%	0.24%
Seeks investment results, before fees and expenses that track the performance of the MSCI EAFE Index (the “Index”).	ProFund VP International Advised by: ProFund Advisors LLC	1.68%	-	1.68%	-16.45%	-0.85%	2.05%
Seeks investment results, before fees and expenses, that track the performance of the Nikkei 225 Stock Average (the “Index”).	ProFund VP Japan Advised by: ProFund Advisors LLC	1.69%	-	1.69%	-9.92%	2.84%	8.28%
Seeks investment results, before fees and expenses, that track the performance of the S&P Materials Select Sector Index (the “Index”).	ProFund VP Materials(6) Advised by: ProFund Advisors LLC	1.71%	-	1.71%	-9.14%	5.21%	6.89%
Seeks investment results, before fees and expenses, that track the performance of the S&P MidCap 400® Index (the “Index”).	ProFund VP Mid-Cap Advised by: ProFund Advisors LLC	1.70%	-	1.70%	-14.92%	4.39%	8.38%
Seeks investment results, before fees and expenses, that track the performance of the Nasdaq-100® Index (the “Index”).	ProFund VP NASDAQ-100 Advised by: ProFund Advisors LLC	1.74%	-	1.74%	-33.91%	10.00%	14.07%
Seeks investment results, before fees and expenses, that track the performance of the S&P Pharmaceuticals Select Industry Index (the “Index”).	ProFund VP Pharmaceuticals Advised by: ProFund Advisors LLC	1.70%	-	1.70%	-6.13%	4.67%	8.15%
Seeks investment results, before fees and expenses, that track the performance of the Dow Jones Precious MetalsSM Index (the “Index”).	ProFund VP Precious Metals Advised by: ProFund Advisors LLC	1.71%	-	1.71%	-11.02%	4.90%	-4.05%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P® Emerging 50 ADR Index (the “Index”). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.	ProFund VP Short Emerging Markets Advised by: ProFund Advisors LLC	1.70%	-	1.70%	6.69%	-6.56%	-7.37%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the MSCI EAFE Index (the “Index”). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.	ProFund VP Short International Advised by: ProFund Advisors LLC	1.68%	-	1.68%	12.45%	-5.06%	-7.67%
80

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/22)
					1 year	5 years	10 years
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Nasdaq-100® Index (the “Index”). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.	ProFund VP Short NASDAQ-100 Advised by: ProFund Advisors LLC	1.73%	-	1.73%	35.06%	-16.57%	-18.18%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Russell 2000® Index (the “Index”). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.	ProFund VP Short Small-Cap Advised by: ProFund Advisors LLC	1.79%	-	1.79%	17.81%	-10.72%	-13.44%
Seeks investment results, before fees and expenses, that track the performance of the Russell 2000® Index (the “Index”).	ProFund VP Small-Cap Advised by: ProFund Advisors LLC	1.80%	-	1.80%	-21.85%	2.14%	7.03%
Seeks investment results, before fees and expenses, that track the performance of the S&P SmallCap 600® Value Index (the “Index”).	ProFund VP Small-Cap Value Advised by: ProFund Advisors LLC	1.71%	-	1.71%	-12.41%	3.65%	8.49%
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index (the “Index”). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.	ProFund VP UltraSmall-Cap Advised by: ProFund Advisors LLC	1.84%	-	1.84%	-43.68%	-2.75%	10.04%
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily price movement of the 30-Year U.S. Treasury Bond (the “Long Bond”). The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.	ProFund VP U.S. Government Plus Advised by: ProFund Advisors LLC	0.76%	-	0.76%	-41.70%	-6.07%	-1.84%
Seeks investment results, before fees and expenses, that track the performance of the S&P Utilities Select Sector Index (the “Index”).	ProFund VP Utilities Advised by: ProFund Advisors LLC	1.71%	-	1.71%	-0.25%	7.27%	9.21%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Transamerica Aegon Bond VP – Service Class(7) Sub-Advised by: Pacific Investment Management Company LLC	0.91%	-	0.91%	-15.08%	-0.68%	0.56%
Seeks total return, consisting of current income and capital appreciation.	Transamerica Aegon Core Bond VP - Service Class(8) Sub-Advised by: J.P. Morgan Investment Management Inc.	0.76%	-	0.76%	-12.99%	-0.09%	0.82%
Seeks a high level of current income by investing in high-yield debt securities.	Transamerica Aegon High Yield Bond VP - Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.87%	-	0.87%	-11.45%	1.78%	3.56%
Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.	Transamerica Aegon Sustainable Equity Income VP - Service Class Sub-Advised by: Aegon Asset Management UK plc (“AAM”)	0.93%	-	0.93%	-11.84%	1.66%	7.29%
81

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/22)
					1 year	5 years	10 years
Seeks to provide as high a level of total return as is consistent with prudent investment strategies.	Transamerica Aegon U.S. Government Securities VP - Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.84%	-	0.84%	-13.30%	-0.47%	0.17%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Transamerica BlackRock Government Money Market VP - Service Class(2) Sub-Advised by: BlackRock Investment Management, LLC	0.53%	-	0.53%	1.38%	0.82%	0.41%
Seeks current income and preservation of capital.	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.79%	-	0.79%	-15.29%	0.63%	2.51%
Seeks capital appreciation and current income.	Transamerica BlackRock iShares Active Asset Allocation - Moderate VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.77%	-	0.77%	-17.14%	-0.26%	2.52%
Seeks capital appreciation with current income as secondary objective.	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.78%	-	0.78%	-18.31%	2.05%	2.20%
Investment Objective:Seeks capital appreciation and income.	Transamerica BlackRock iShares Dynamic Allocation - Balanced VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.77%	-	0.77%	-15.89%	0.49%	2.71%
Seeks capital appreciation and income.	Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.78%	-	0.78%	-16.92%	0.69%	3.48%
Seeks capital appreciation and current income.	Transamerica BlackRock iShares Edge 40 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.60%	-	0.60%	-14.44%	1.73%	3.16%
Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.	Transamerica BlackRock Real Estate Securities VP - Service Class(9) Sub-Advised by: BlackRock Investment Management, LLC	1.03%	-	1.03%	-28.38%	0.08%	2.69%
Seeks capital appreciation with current income as secondary objective.	Transamerica BlackRock Tactical Allocation VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.40%	-	0.40%	-16.21%	2.69%	4.66%
Seeks to balance capital appreciation and income.	Transamerica Goldman Sachs Managed Risk - Balanced ETF VP - Service Class(10) Sub-Advised by: Milliman Financial Risk Management LLC	0.57%	-	0.57%	-14.26%	1.52%	3.80%
82

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/22)
					1 year	5 years	10 years
Seeks current income and preservation of capital.	Transamerica Goldman Sachs Managed Risk - Conservative ETF VP - Service Class(11) Sub-Advised by: Milliman Financial Risk Management LLC	0.59%	-	0.59%	-11.83%	0.56%	2.93%
Seeks capital appreciation as a primary objective and income as a secondary objective.	Transamerica Goldman Sachs Managed Risk - Growth ETF VP - Service Class(12) Sub-Advised by: Milliman Financial Risk Management LLC	0.57%	-	0.57%	-14.52%	2.41%	5.23%
Seeks capital growth.	Transamerica International Focus VP - Service Class Sub-Advised by: Epoch Investment Partners, Inc.	1.07%	-	1.07%	-20.29%	2.14%	4.59%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Transamerica Janus Balanced VP - Service Class Sub-Advised by: Janus Henderson Investors US LLC	0.99%	-	0.99%	-16.77%	5.98%	7.64%
Seeks long-term capital appreciation.	Transamerica Janus Mid-Cap Growth VP - Service Class Sub-Advised by: Janus Henderson Investors US LLC	1.07%	-	1.07%	-16.93%	9.20%	9.86%
Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Conservative VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.40%	-	0.40%	-15.61%	1.51%	3.25%
Seeks long-term capital appreciation.	Transamerica JPMorgan Asset Allocation - Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.40%	-	0.40%	-22.74%	5.21%	7.95%
Seeks capital appreciation and current income.	Transamerica JPMorgan Asset Allocation - Moderate VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.40%	-	0.40%	-16.25%	2.41%	4.55%
Seeks capital appreciation with current income as a secondary objective.	Transamerica JPMorgan Asset Allocation - Moderate Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.40%	-	0.40%	-17.53%	3.61%	6.06%
Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.	Transamerica JPMorgan Enhanced Index VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.87%	-	0.87%	-18.55%	9.20%	12.08%
Seeks capital appreciation with current income as a secondary objective.	Transamerica JPMorgan International Moderate Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.41%	-	0.41%	-17.42%	1.33%	3.68%
83

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/22)
					1 year	5 years	10 years
Seeks current income and preservation of capital.	Transamerica JPMorgan Tactical Allocation VP - Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.00%	-	1.00%	-15.03%	1.55%	3.13%
Seeks capital appreciation.	Transamerica Market Participation Strategy VP - Service Class Sub-Advised by: PGIM Quantitative Solutions LLC	0.97%	-	0.97%	-15.30%	6.11%	6.37%
Seeks to maximize long-term growth.	Transamerica Morgan Stanley Capital Growth VP – Service Class Sub-Advised by: Morgan Stanley Investment Management Inc.	1.01%	-	1.01%	-59.91%	2.57%	10.71%
Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.	Transamerica Multi-Managed Balanced VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC	0.86%	-	0.86%	-16.48%	5.65%	7.69%
Seeks a combination of capital appreciation and income.	Transamerica PIMCO Tactical - Balanced VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	1.11%	-	1.11%	-19.65%	0.72%	3.70%
Seeks a combination of capital appreciation and income.	Transamerica PIMCO Tactical - Conservative VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	1.12%	-	1.12%	-17.29%	1.10%	3.49%
Seeks a combination of capital appreciation and income.	Transamerica PIMCO Tactical - Growth VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	1.13%	-	1.13%	-18.03%	1.85%	4.70%
Seeks to maximize total return.	Transamerica Small/Mid Cap Value VP – Service Class Sub-Advised by: Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC	1.06%	-	1.06%	-8.53%	6.01%	9.98%
Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.	Transamerica T. Rowe Price Small Cap VP – Service Class Sub-Advised by: T. Rowe Price Associates, Inc.	1.06%	-	1.06%	-22.60%	5.41%	10.64%
Seeks to maximize long-term growth.	Transamerica WMC US Growth VP – Service Class Sub-Advised by: Wellington Management Company, LLP	0.90%	-	0.90%	-31.52%	9.53%	12.52%
(1)
Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which Subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs; financial objectives; investment goals; time horizons; and risk tolerance.
(2)
There can be no assurance any money market portfolio offered under this Policy will be able to maintain a stable net asset value per share
84

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
during extended periods of low interest rates, and partly as a result of Policy charges, the yield on the money market Subaccounts may become extremely low and possibly negative.
(3)
Effective on or about March 17, 2023 ProFund VP Telecommunications will be renamed ProFund VP Communication Services.
(4)
Effective on or about March 17, 2023 2023 ProFund VP Consumer Services will be renamed ProFund VP Consumer Discretionary.
(5)
Effective on or about March 17, 2023 2023 ProFund VP Oil & Gas will be renamed ProFund VP Energy.
(6)
Effective on or about March 17, 2023 2023 ProFund VP Basic Materials will be renamed ProFund VP Materials.
(7)
Effective on or about November 1, 2022 Transamerica PIMCO Total Return VP was renamed Transamerica Aegon Bond VP.
(8)
Effective on or about November 1, 2022 Transamerica JPMorgan Core Bond VP was renamed Transamerica Aegon Core Bond VP.
(9)
Effective on or about May 1, 2023 Transamerica BlackRock Global Real Estate Securities VP was renamed Transamerica Real Estate Securities VP.
(10)
Effective on or about November 1, 2022 Transamerica Managed Risk – Balanced ETF VP was renamed Transamerica Goldman Sachs Managed Risk – Balanced ETF VP.
(11)
Effective on or about November 1, 2022 Transamerica Managed Risk – Conservative ETF VP was renamed Transamerica Goldman Sachs Managed Risk – Conservative ETF VP.
(12)
Effective on or about November 1, 2022 Transamerica Managed Risk – Growth ETF VP was renamed Transamerica Goldman Sachs Managed Risk – Growth ETF VP.
NOTE: All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.
85

CLOSED INVESTMENT OPTIONS:
Effective open of business September 17, 2012, the following Subaccount is closed to new investments:
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/22)
					1 year	5 years	10 years
Capital appreciation with a secondary goal of income.	Franklin Allocation VIP Fund - Class 4(1) Advised by Franklin Templeton Services, LLC	0.96%	0.15%	1.11%	-16.19%	2.46%	5.44%
86

APPENDIX
Excess Interest Adjustment Examples
Surrenders (full and partial), transfers, death benefits and amounts applied to an annuity option, from a Guaranteed Period Option of the Fixed Account before the end of its guaranteed period (the number of years you specified the money would remain in the Guaranteed Period Option) may be subject to an Excess Interest Adjustment (“EIA”). At the time You request a surrender, if the guaranteed interest rate set by the Company has risen since the date of the initial guarantee, the Excess Interest Adjustment will result in a lower Cash Value. However, if the guaranteed interest rate set by us has fallen since the date of the initial guarantee, the Excess Interest Adjustment will result in a higher Cash Value.
Excess Interest Adjustments will not reduce the Adjusted Policy Value for a Guaranteed Period Option below the premium payments and transfers to that Guaranteed Period Option, less any prior partial surrenders and transfers from the Guaranteed Period Option, plus interest at the policy's minimum guaranteed effective annual interest rate. This is referred to as the Excess Interest Adjustment floor.
The formula that will be used to determine the Excess Interest Adjustment is:
S* (G-C)* (M/12)
S	=	Gross amount being surrendered that is subject to the Excess Interest Adjustment
G	=	Guaranteed interest rate in effect for the Policy
M	=	Number of months remaining in the current option period, rounded up to the next higher whole number of months.
C	=
Current guaranteed interest rate then being offered on new premiums for the next longer option period than “M”. If this policy form or such an option period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to
2% (the amount of the “adjustment” will be based on an actuarial risk based analysis considering a number of financial criteria including the prevailing interest rate environment).

*	=	multiplication
The following examples are for illustrative purposes only and are calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal. In the following examples ^ denotes exponentiation. Please note the exponentiation represents the compounding of the interest rate.
87

Excess Interest Adjustment Examples — (Continued)
Example 1 (Full Surrender, rates increase by 3%):
Assumptions:
Single premium payment = $50,000
Guaranteed period = 5 Years
Guarantee rate = 5.5% per annum
Current Rate = 8.5% per annum
Guaranteed minimum interest rate = 1.50%
Surrender in the middle of Policy Year 2 (this is represented by 1.5 in this example)
Summary:
Policy Value at middle of Policy Year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative earnings	= 54,181.21 – 50,000.00 = 4,181.21
Amount free of Excess Interest Adjustment	= 4,181.21
Amount subject to Excess Interest Adjustment	= 54,181.21 – 4,181.21 = 50,000.00
Excess Interest Adjustment floor	= 50,000.00 * (1.015) ^ 1.5 = 51,129.21
Excess Interest Adjustment S*(G-C)*(M/12) where:	G = .055 C = .085 M = 42 = 50,000.00 * (0.055 - 0.085) * (42/12)
= -5,250.00, but Excess Interest Adjustment cannot cause the Adjusted Policy Value to fall below the Excess Interest Adjustment floor, so the adjustment is limited to 51,129.21 - 54,181.21 = -3,052.00
Adjusted Policy Value = Policy Value + Excess Interest Adjustment	= 54,181.21 + (-3,052.00) = 51,129.21
Upon full surrender of the Policy, the net surrender value (Adjusted Policy Value less any Surrender Charge) will never be less than that required by the non-forfeiture laws of Your state.
Example 2 (Full Surrender, rates decrease by 1%):
Assumptions:
Single premium payment = $50,000
Guaranteed period = 5 Years
Guarantee rate = 5.5% per annum
Current Rate = 4.5% per annum
Guaranteed minimum interest rate = 1.50%
Surrender in the middle of Policy Year 2 (this is represented by 1.5 in this example)
Summary:
Policy Value at middle of Policy Year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative earnings	= 54,181.21 – 50,000.00 = 4,181.21
Amount free of Excess Interest Adjustment	= 4,181.21
Amount subject to Excess Interest Adjustment	= 54,181.21 – 4,181.21 = 50,000.00
Excess Interest Adjustment floor	= 50,000.00 * (1.015) ^ 1.5 = 51,129.21
Excess Interest Adjustment S* (G-C)* (M/12) where:	G = .055 C = .045 M = 42 = 50,000.00 * (.055-.045) * (42/12) = 1,750.00
Adjusted Policy Value	= 54,181.21 + 1,750.00 = 55,931.21
Upon full surrender of the Policy, the net surrender value will never by less than that required by the non-forfeiture laws of Your state. For the purpose of these illustrations no Surrender Charges are assumed.
88

Excess Interest Adjustment Examples — (Continued)
On a withdrawal, the Company will pay the policyholder the full amount of withdrawal requested (as long as the Policy Value is sufficient). Amounts withdrawn will reduce the Policy Value by an amount equal to:
R - E + SC
R	=	the requested withdrawal;
E	=	the Excess Interest Adjustment; and
SC	=	the Surrender Charges on (EPW - E): where
EPW	=	the excess partial withdrawal amount.
Example 3 (Partial Withdrawal, rates increase by 1%):
Assumptions:
Single premium payment = $50,000
Guaranteed period = 5 Years
Guarantee rate = 5.5% per annum
Current rate = 6.5% per annum
Partial Withdrawal = $20,000 in the middle of Policy Year 2 (this is represented by 1.5 in this example)
Summary:
Policy Value at middle of Policy Year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative earnings	= 54,181.21 – 50,000.00 = 4,181.21
Amount free of Excess Interest Adjustment	= 4,181.21
Excess Interest Adjustment S*(G-C)*(M/12) where:	S = 20,000 – 4,181.21 = 15,818.79 G = .055 C = .065 M = 42 = 15,818.79 * (.055 - .065) * (42/12) = -553.66
Remaining Policy Value at middle of Policy Year 2	= 54,181.21 - (R - E + Surrender Charge) = 54,181.21 - (20,000.00 - (-553.66) + 0.00) = 33,627.55
Example 4 (Partial Withdrawal, rates decrease by 1%):
Assumptions:
Single premium payment = $50,000
Guaranteed period = 5 Years
Guarantee rate = 5.5% per annum
Current rate = 4.5% per annum
Partial Withdrawal = $20,000 in the middle of Policy Year 2 (this is represented by 1.5 in this example)
Summary:
Policy Value at middle of Policy Year 2	= 50,000.00 * (1.055) ^ 1.5 = 54,181.21
Cumulative earnings	= 54,181.21 – 50,000.00 = 4,181.21
Amount free of Excess Interest Adjustment	= 4,181.21
Excess Interest Adjustment S*(G-C)*(M/12) where:	S = 20,000 – 4,181.21 = 15,818.79 G = .055 C = .045 M = 42 = 15,818.79 * (.055 - .045)* (42/12) = 553.66
Remaining Policy Value at middle of Policy Year 2	= 54,181.21 - (R - E + Surrender Charge) = 54,181.21 - (20,000.00 – 553.66 + 0.00) = 34,734.87
89

APPENDIX
Death Benefit
Adjusted Partial Surrender. If you make a partial surrender (withdrawal), then your guaranteed minimum death benefit is reduced by an amount called the adjusted partial surrender. The amount of the reduction depends on the relationship between your death benefit and policy value. The adjusted partial surrender is equal to (1) multiplied by (2) divided by (3), where:
(1)
is the amount of the gross partial surrender;
(2)
is the value of the current death proceeds immediately prior to the gross partial surrender;
(3)
is the policy value immediately prior to the gross partial surrender.
The following examples describe the effect of a surrender on the guaranteed minimum death benefit and Policy Value.
Example 1
Assumed Facts for Example
Current guaranteed minimum death benefit before surrender	$75,000
Current Policy Value before surrender	$50,000
Current death proceeds	$75,000
Remaining guaranteed minimum death benefit adjustment free amount	$0
Total Gross Partial Surrender	$15,494
Adjusted partial surrender = 15,494 * 75,000 / 50,000	$23,241
New guaranteed minimum death benefit (after surrender) = 75,000 –23,241	$51,759
New Policy Value (after surrender) = 50,000 - 15,494	$34,506

Summary:
Reduction in guaranteed minimum death benefit	=$23,241
Reduction in Policy Value	=$15,494
* This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.
** The guaranteed minimum death benefit is reduced more than the Policy Value because the guaranteed minimum death benefit was greater than the Policy Value just prior to the surrender.
Example 2
Assumed Facts for Example
Current guaranteed minimum death benefit before surrender	$50,000
Current Policy Value before surrender	$75,000
Current death proceeds	$75,000
Remaining guaranteed minimum death benefit adjustment free surrender amount	$0
Total Gross Partial Surrender	$15,556
Adjusted partial surrender = 15,556 * 75,000 / 75,000	$15,556
New guaranteed minimum death benefit (after surrender) = 50,000 - 15,556	$34,444
New Policy Value (after surrender) = 75,000 - 15,556	$59,444

Summary:
Reduction in guaranteed minimum death benefit	=$15,556
Reduction in Policy Value	=$15,556
* This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.
** The guaranteed minimum death benefit and Policy Value are reduced by the same amount because the Policy Value was higher than the guaranteed minimum death benefit just prior to the surrender.
90

Death Benefit — (Continued)
Hypothetical Example
In this example, certain death benefit values at various points in time are depicted based on hypothetical assumed rates of performance. This example is for illustrative purposes only and assumes a single $100,000 premium payment by a sole Owner and Annuitant who is age 50. It further assumes no subsequent premium payments or withdrawals.
End of Year	Net Rate of Return*	Return of Premium	Annual Step-Up	Greater of 5% & Monthly Step-Up**
Issue	N/A	$100,000	$100,000	$100,000
1	-4%	$100,000	$100,000	$105,000
2	18%	$100,000	$110,093	$110,250
3	15%	$100,000	$124,955	$124,431
4	-7%	$100,000	$124,955	$124,431
5	2%	$100,000	$124,955	$127,628
6	10%	$100,000	$124,955	$134,010
7	14%	$100,000	$140,257	$140,710
8	-3%	$100,000	$140,257	$147,746
9	17%	$100,000	$154,706	$155,133
10	6%	$100,000	$161,668	$162,889
* The assumed rate does reflect the deduction of a hypothetical fund fee but does not reflect the deduction of any other fees, charges or taxes. The death benefit values do reflect the deduction of hypothetical base policy fees and hypothetical death benefit fees. Different hypothetical returns and fees would produce different results.
** For years 1-2, the cumulative portion is higher, for the remaining years the step-up portion is higher (if the hypothetical returns for these years had been lower, the cumulative portion would be larger than the step-up portion).
91

APPENDIX
ADDITIONAL DEATH DISTRIBUTION+SM RIDER – no longer available
Assume the Beneficiary Earnings Enhancement - Extra II rider is added to a new Policy opened with $100,000 initial premium payment. The Annuitant is less than age 70 on the rider date. On the first and second rider anniversaries, the Policy Value is $110,000 and $95,000 respectively when the rider fees are deducted. The Annuitant adds a $25,000 premium payment in the 3rd rider year when the Policy Value is equal to $115,000 and then takes a withdrawal of $35,000 during the 4th rider year when the Policy Value is equal to $145,000. After 5 years, the Policy Value is equal to $130,000 and the Death Proceeds are equal to $145,000.
Example 1
Assumptions:
Account value on rider date (equals initial Policy Value since new Policy) = $100,000
Additional death benefit during first rider year = $0
Rider fee on first rider anniversary (= rider fee * Policy Value = 0.55% * $110,000) = $605
Additional death benefit during 2nd rider year (= sum of total rider fees paid) = $605
Summary:
Rider fee on second rider anniversary (= rider fee * Policy Value = 0.55% * $95,000)	$522.50
Additional death benefit during 3rd rider year (= sum of total rider fees paid = $605 + $522.50)	$1,127.50
Rider benefit base in 3rd rider year prior to premium addition (= account value less premiums added since rider date = $115,000 – $0)	$115,000.00
Rider benefit base in 3rd rider year after premium addition (= $140,000 - $25,000)	$115,000.00
Rider benefit base in 4th rider year prior to withdrawal (= account value less premiums added since rider date = $145,000 - $25,000)	$120,000.00
Rider benefit base in 4th rider year after withdrawal = (account value less premiums added since rider date =$110,000 - $25,000)	$85,000.00
Rider benefit base in 5th rider year (= $130,000 - $25,000)	$105,000.00
Additional death benefit = rider benefit percentage * rider benefit base = 30% * $105,000	$31,500.00
Total Death Proceeds in 5th rider year (= base Policy Death Proceeds + additional death benefit amount = $145,000 + $31,500)	$176,500.00
92

APPENDIX
LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS
The following examples show the effect of withdrawals on the benefits under the Living Benefits Rider which is no longer available to elect.
GUARANTEED MINIMUM ACCUMULATION BENEFIT
Gross partial withdrawals will reduce the guaranteed future value by an amount equal to the greater of:
1)
the gross partial withdrawal amount; and
2)
a pro rata amount, the result of (A / B) * C, where:
A
is the amount of gross partial withdrawal;
B
is the Policy Value immediately prior to the gross partial withdrawal; and
C
is the guaranteed future value immediately prior to the gross partial withdrawal.
The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the Guaranteed Minimum Accumulation Benefit.
Example 1:
Assumptions:
Policy Value prior to withdrawal (“PV”) = $90,000
Guaranteed future value prior to withdrawal (“GFV”) = $100,000
Gross withdrawal amount (“WD” ) = $10,000
Step One. What is the pro rata value of the amount withdrawn?
1.
Formula is (WD / PV) * GFV = pro rata amount
2.
($10,000 / $90,000) * $100,000 = $11,111.11
Step Two. Which is larger, the $10,000 withdrawal or the $11,111.11 pro rata amount?
$11,111.11 pro rata amount
Step Three. After the withdrawal is taken, what will be new guaranteed future value?
$100,000 - $11,111.11 = $88,888.89
Result. If no more withdrawals are taken, the guaranteed future value on the 10th rider anniversary is $88,888.89.
Example 2:
Assumptions:
PV = $120,000
GFV= $100,000
WD= $10,000
Step One. What is the pro rata value of the amount withdrawn?
1.
Formula is (WD / PV) * GFV = pro rata amount
2.
($10,000 / $120,000) * $100,000 = $8,333.33
Step Two. Which is larger, the $10,000 withdrawal or the $8,333.33 pro rata amount?
$10,000 withdrawal
Step Three. After the withdrawal is taken, what will be new guaranteed future value?
$100,000 - $10,000 = $90,000
Result. If no more withdrawals are taken, the guaranteed future value on the 10th rider anniversary is $90,000.
GUARANTEED LIFETIME WITHDRAWAL BENEFIT
Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by an amount equal to the greater of:
1)
the excess gross partial withdrawal amount; and
93

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)
2)
a pro rata amount, the result of (A / B) * C, where:
A
is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);
B
is the Policy Value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C
is the total withdrawal base prior to the withdrawal of the excess amount.
Minimum Remaining Withdrawal Amount. Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the same amount (dollar-for-dollar). Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by an amount equal to the greater of:
1)
the excess gross partial withdrawal amount; and
2)
a pro rata amount, the result of (A / B) * C, where:
A
is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);
B
is the Policy Value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C
is the minimum remaining withdrawal amount after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.
The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the Guaranteed Lifetime Withdrawal Benefit.
When a withdrawal is taken, three parts of the Guaranteed Lifetime Withdrawal Benefit can be affected:
1.
Minimum remaining withdrawal amount (“MRWA”)
2.
Total withdrawal base (“TWB”)
3.
Maximum annual withdrawal amount (“MAWA”)
Example 1 (7% “principal back”):
Assumptions:
TWB = $100,000
MRWA = $100,000
7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)
WD = $7,000
Excess withdrawal (“EWD” ) = None
PV = $100,000
You = Owner and Annuitant (Age 60)
Step One. Is any portion of the withdrawal greater than the “principal back” maximum annual withdrawal amount?
No. There is no excess withdrawal under the “principal back” guarantee if no more than $7,000 is withdrawn.
Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?
1.
Total to deduct from the minimum remaining withdrawal amount is $7,000 (there is no excess to deduct)
2.
$100,000 - $7,000 = $93,000.
Result. In this example, because no portion of the withdrawal was in excess of $7,000, the “principal back” total withdrawal base does not change and the “principal back” minimum remaining withdrawal amount is $93,000.00.
Example 2 (7% “principal back”):
Assumptions:
TWB = $100,000
MRWA = $100,000
7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)
WD = $8,000
EWD = $1,000 ($8,000 - $7,000)
PV = $90,000
You = Owner and Annuitant (Age 60)
94

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)
Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?
Yes. $8,000 - $7,000 = $1,000 (the excess withdrawal amount)
Step Two. Calculate how much of the “principal back” minimum remaining withdrawal amount is affected by the excess withdrawal.
1.
Formula for pro rata amount is: (EWD / (PV - 7% WD)) * (MRWA - 7% WD)
2.
($1,000 / ($90,000 - $7,000)) * ($100,000 - $7,000) = $1,120.48
Step Three. Which is larger, the actual $1,000 excess withdrawal amount or the $1,120.48 pro rata amount?
$1,120.48 pro rata amount
Step Four. What is the “principal back” minimum remaining withdrawal amount after the withdrawal has been taken?
1.
Total to deduct from the minimum remaining withdrawal amount is $7,000 + $1,120.48 (pro rata excess) = $8,120.48
2.
$100,000 - $8,120.48 = $91,879.52
Result. The “principal back” minimum remaining withdrawal amount is $91,879.52.
NOTE. For the Guaranteed Lifetime Withdrawal Benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $7,000, the “principal back” total withdrawal base would remain at $100,000 and the “principal back” maximum annual withdrawal amount would be $7,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 7% is based on).
New “principal back” total withdrawal base:
Step One. The total withdrawal base is only reduced by the excess withdrawal amount or the pro rata amount if greater.
Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.
1.
The formula is (EWD / (PV - 7% WD)) * TWB before any adjustments
2.
($1,000 / ($90,000 - $7,000)) * $100,000 = $1,204.82
Step Three. Which is larger, the actual $1,000 excess withdrawal amount or the $1,204.82 pro rata amount?
$1,204.82 pro rata amount.
Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?
$100,000 - $1,204.82 = $98,795.18
Result. The new “principal back” total withdrawal base is $98,795.18
New “principal back” maximum annual withdrawal amount:
Because the “principal back” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 7% “principal back” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.
Step One. What is the new “principal back” maximum annual withdrawal amount?
$98,795.18 (the adjusted total withdrawal base) * 7% = $6,915.66
Result. Going forward, the maximum you can take out in a rider year is $6,915.66 without causing an excess withdrawal for the “principal back” guarantee and further reduction of the “principal back” total withdrawal base.
Example 3 (5% “for life”):
Assumptions:
TWB = $100,000
MRWA = $100,000
5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)
WD = $5,000
Excess withdrawal (“EWD”) = None
PV = $100,000
You = Owner and Annuitant (Age 60)
Step One. Is any portion of the withdrawal greater than the “for life” maximum annual withdrawal amount?
No. There is no excess withdrawal under the “for life” guarantee if no more than $5,000 is withdrawn.
95

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)
Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?
1.
Total to deduct from the minimum remaining withdrawal amount is $5,000 (there is no excess to deduct).
2.
$100,000 - $5,000 = $95,000.
Result. In this example, because no portion of the withdrawal was in excess of $5,000, the “for life” total withdrawal base does not change and the “for life” minimum remaining withdrawal amount is $95,000.00.
Example 4 (5% “for life”):
Assumptions:
TWB = $100,000
MRWA = $100,000
5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)
WD = $7,000
EWD = $2,000 ($7,000 - $5,000)
PV = $90,000
You = Owner and Annuitant (Age 60)
Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?
Yes. $7,000 - $5,000 = $2,000 (the excess withdrawal amount)
Step Two. Calculate how much of the “for life” minimum remaining withdrawal amount is affected by the excess withdrawal.
1.
Formula for pro rata amount is: (EWD / (PV - 5% WD)) * (MRWA - 5% WD)
2.
($2,000 / ($90,000 - $5,000)) * ($100,000 - $5,000) = $2,235.29
Step Three. Which is larger, the actual $2,000 excess withdrawal amount or the $2,235.29 pro rata amount?
$2,235.29 pro rata amount
Step Four. What is the “for life” minimum remaining withdrawal amount after the withdrawal has been taken?
1.
Total to deduct from the minimum remaining withdrawal amount is $5,000 + $2,235.29 (pro rata excess) = $7,235.29
2.
$100,000 - $7,235.29 = $92,764.71
Result. The “for life” minimum remaining withdrawal amount is $92,764.71.
NOTE. For the Guaranteed Lifetime Withdrawal Benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $5,000, the “for life” total withdrawal base would remain at $100,000 and the “for life” maximum annual withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 5% is based on).
New “for life” total withdrawal base:
Step One. The total withdrawal base is only reduced by the excess withdrawal amount or the pro rata amount if greater.
Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.
1.
The formula is (EWD / (PV - 5% WD)) * TWB before any adjustments
2.
($2,000 / ($90,000 - $5,000)) * $100,000 = $2,352.94
Step Three. Which is larger, the actual $2,000 excess withdrawal amount or the $2,352.94 pro rata amount?
$2,352.94 pro rata amount.
Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?
$100,000 - $2,352.94 = $97,647.06
Result. The new “for life” total withdrawal base is $97,647.06
96

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)
New “for life” maximum annual withdrawal amount:
Because the “for life” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5% “for life” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.
Step One. What is the new “for life” maximum annual withdrawal amount?
$97,647.06 (the adjusted total withdrawal base) * 5% = $4,882.35
Result. Going forward, the maximum you can take out in a rider year is $4,882.35 without causing an excess withdrawal for the “for life” guarantee and further reduction of the “for life” total withdrawal base.
97

APPENDIX
PAM METHOD TRANSFERS
NOTE: The Living Benefits rider is no longer available to elect. For previously elected riders, to make the Living Benefits Rider available, we monitor your Policy Value and guarantees under the rider daily and periodically transfer amounts between your selected Investment Options and the PAM Subaccount. We determine the amount and timing of PAM Method transfers between the Investment Options and the PAM Subaccount according to a mathematical model.
The mathematical model is designed to calculate how much of Your Policy Value should be allocated to the PAM Subaccount. Based on this calculation and threshold amounts, transfers into or out of the PAM Subaccount may occur. The formula is:
Percent of Policy Value required in PAM Subaccount (or X) = e-Dividend*Time *(1- NormDist(d1))
Where:
e = Base of the Natural Logarithm
NormDist = Cumulative Standard Normal Distribution
d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
In order to calculate the percent of Policy Value required in the PAM Subaccount, we must first calculate d1:
d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
Where:
ln = Natural Logarithm Function
G = Guarantee Ratio
R = Rate
F = Fees
V = Volatility
T = Time
After calculating d1, the percent of Policy Value required in the PAM Subaccount can be calculated. Once calculated, appropriate transfers into or out of the PAM Subaccount may occur based on the transfer threshold amounts.
Following is a brief discussion of the values used in the formula.
◆
The POLICY VALUE includes the value in both the Investment Options and in the PAM Subaccount.
◆
The GUARANTEE RATIO is the Policy Value divided by 7% “Principal Back” Minimum Remaining Withdrawal Amount.
◆
The RATE is the interest rate used for the PAM Method. It is based on a long-term expectation based on historical interest rates and may vary over time.
◆
The FEES is an approximation of average Policy fees and charges associated with policies that have elected the Living Benefits Rider. This value may change over time.
◆
The VOLATILITY represents the volatility of the returns of Policy Value for all in force policies and is based on the long-term expectation of the degree to which the Policy Values tend to fluctuate. This value may vary over time.
◆
The TIME is an approximation based on actuarial calculations of historical average number of years (including any fraction) which we anticipate remain until any potential payments are made under the benefit. This value may vary over time.
◆
The PERCENT OF POLICY VALUE TO BE ALLOCATED TO THE PAM SUBACCOUNT is computed for each policy. Ultimately the allocation for a Policy takes into account the guarantees under the rider and the limit on allocations to the PAM Subaccount.
◆
The CUMULATIVE STANDARD NORMAL DISTRIBUTION function assumes that random events are distributed according to the classic bell curve. For a given value it computes the percentage of such events which can be expected to be less than that value.
◆
The NATURAL LOGARITHM function for a given value, computes the power to which e must be raised, in order to result in that value. Here, e is the base of the natural logarithms, or approximately 2.718282.
◆
The FIXED ACCOUNT TRANSFER THRESHOLD (FATT) is the percentage that the Guarantee Ratio must be below before any of the Policy Value can be transferred to the PAM Subaccount. This threshold is set to a fixed percentage at rider issue and is then recalculated after each PAM Subaccount transfer.
98

PAM METHOD TRANSFERS — (Continued)
◆
The SEPARATE ACCOUNT TRANSFER THRESHOLD (SATT) is the percentage that the Guarantee Ratio must exceed before any of the Policy Value can be transferred from the PAM Subaccount. This threshold is set to a fixed percentage at rider issue and is then recalculated after each PAM Subaccount transfer.
Example:
Day 1: Policy Value Declines by 10%
For purposes of this example we will assume that the Policy Value declines by 10% to $90,000 the day after the rider issue date from the initial premium amount of $100,000 producing a guarantee ratio of 90% ($90,000/$100,000). We will also assume:
Guarantee Ratio = 90%
Rate = 4.5%
Volatility = 10%
Fees = 3%
Time = 20
FATT = 95
SATT = 105%
First we calculate d1.
d1=[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
d1=[ln(.90)+(.06 – .0305 +.5*.15 ^ 2)* 10]/[.15 * 10^.5]
d1=.658832
Using the value we just calculated for d1 we can now calculate the percent of Policy Value required in the PAM Subaccount.
Percent of Policy Value in PAM Subaccount (or X) = e-Dividend*Time *(1-NormDist(d1))
X= (2.718282 ^ -.0305 * 10) * (1 – NormDist(.004509))
X = 36.7235%
Therefore, 36.7235% of the Policy Value is transferred to the PAM Subaccount since the guarantee ratio (90%) is less than the FATT (95%), resulting in a total transfer of $33,051.15.
Day 2: Policy Value Recovers to 99% of Initial Value after the 10% Decline
For purposes of this example we will assume that after the Policy Value declined to $90,000 it recovered the next day to $99,000 producing a guarantee ratio of 99% ($99,000/$100,000). We will also assume:
Rate = 2%
Volatility = 15%
Fees = 3.05%
Time = 10
FATT = 85.5% (G last transfer *.95) = (.9*.95)
SATT = 94.5% (G last transfer *1.05) = (.9*1.05)
PAM Subaccount Value = $33,051.15
Value in other Investment Options = $65,948.85 ($99,000 - $33,051.15)
PAM Subaccount Value as percent of Policy Value = $33,051.15 / $99,000 = 33.3850%
First we calculate d1.
d1=[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
d1=[ln(.99)+(.02 – .0305 +.5*.15 ^ 2)* 10]/[.15 * 10^.5]
d1= -.005376
Using the value we just calculated for d1 we can now calculate the percent of Policy Value required in the PAM Subaccount.
Percent of Policy Value in PAM Subaccount (or X) = e-Dividend*Time *(1 - NormDist(d1))
X= (2.718282 ^ -.0305 * 10) * (1 – NormDist(-0.005376))
X = 37.0143%
Although the GR is greater than the SATT, since the percentage required in the PAM Subaccount (37.0143%) is greater than the amount allocated to the PAM Subaccount (33.3850%), none of the Policy Value will be transferred to the PAM Subaccount. Consequently, the amount in the PAM Subaccount will remain $33,051.15 and the FATT And SATT will not recalculate.
Day 3: Policy Value Recovers to 105% of Initial Value after the increase to 99% of Initial Value
99

PAM METHOD TRANSFERS — (Continued)
For purposes of this example we will assume that after the Policy Value recovered further the next to $105,000 producing a guarantee ratio of 105% ($105,000/$100,000). We will also assume:
Rate = 3%
Volatility = 15%
Fees = 3.05%
Time = 10
FATT = 85.5%
SATT = 94.5%
PAM Subaccount Value = $33,051.15
Value in other Investment Options = $71,948.85 ($105,000 - $33,051.15)
PAM Subaccount Value as percent of Policy Value = $33,051.15 / $105,000 = 31.4773%
First we calculate d1.
d1=[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
d1=[ln(1.05)+(.03 – .0305 +.5*.15 ^ 2)* 10]/[.15 * 10^.5]
d1= ..329488
Using the value we just calculated for d1 we can now calculate the percent of Policy Value required in the PAM Subaccount.
Percent of Policy Value in PAM Subaccount (or X) = e-Dividend*Time *(1 - NormDist(d1))
X= (2.718282 ^ -.0305 * 10) * (1 – NormDist(.329488))
X = 27.3394%
While the mathematical model would suggest we transfer only a portion of the Policy Value in the PAM Subaccount into your Investment Options (leaving 27.3394% in the PAM Subaccount), all of the Policy Value in the PAM Subaccount will be transferred into your Investment Options. If the Guarantee Ratio equals or exceeds 100%. Because the Policy Value is greater than or equal to the value of the guarantee, and there is no current need for any Policy Value to be allocated to the PAM Subaccount.
100

APPENDIX
Hypothetical Adjusted withdrawals -Guaranteed
Lifetime Withdrawal Benefit Riders
This appendix explains the material features of the 5 For LifeSM, 5 For LifeSM with Growth, 5 For LifeSM with Growth and Death, Income SelectSM for Life, Retirement Income Choice® and Retirement Income Choice® with Double Withdrawal Base Benefit riders. These riders are no longer available to elect.
When a withdrawal is taken, three parts of the Guaranteed Lifetime Withdrawal Benefit can be affected:
1.
Withdrawal Base (“WB”) (also referred to as Total Withdrawal Base (“TWB”) for some riders);
2.
Rider Withdrawal Amount (“RWA”) (also referred to as Maximum Annual Withdrawal Amount (“MAWA”) for some riders); and
3.
Rider Death Benefit (“RDB”) (also referred to as Minimum Remaining Withdrawal Amount (“MRWA”) for some riders (if applicable)).
Withdrawal Base. Gross withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:
1)
the excess gross withdrawal amount; and
2)
a pro rata amount, the result of (A / B) * C, where:
A
is the excess withdrawal (the amount in excess of the rider withdrawal amount remaining prior to the withdrawal);
B
is the Policy Value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C
is the withdrawal base prior to the withdrawal of the excess amount.
Rider Death Benefit. Gross withdrawals in a rider year up to the rider withdrawal amount will reduce the rider death benefit by the amount withdrawn (dollar-for-dollar). Gross withdrawals in a rider year in excess of the rider withdrawal amount will reduce the rider death benefit by an amount equal to the greater of:
1)
the excess gross withdrawal amount; and
2)
a pro rata amount, the result of (A / B) * C, where:
A
is the excess gross withdrawal (the amount in excess of the rider withdrawal amount remaining prior to the withdrawal);
B
is the Policy Value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C
is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.
The following demonstrates, on a purely hypothetical basis, the effects of withdrawals under a Guaranteed Lifetime Withdrawal Benefit. The withdrawal percentages shown may not be available on all riders. Certain features (growth and rider death benefits) may not be available on all riders. For information regarding a specific rider, please refer to that rider section in this prospectus.
Example 1 (Base):
Assumptions:
WB = $100,000
Withdrawal Percentage = 5%
RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)
Gross withdrawal (“GPWD”) = $5,000
Excess withdrawal (“EWD” ) = None
Policy Value (“PV” ) = $100,000
Question: Is any portion of the withdrawal greater than the rider withdrawal amount?
No. There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.
Result. In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base does not change.
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Hypothetical Adjusted withdrawals -Guaranteed
Lifetime Withdrawal Benefit Riders — (Continued)
Example 2 (Excess Withdrawal):
Assumptions:
WB = $100,000
Withdrawal Percentage = 5%
RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)
GPWD = $7,000
EWD = $2,000 ($7,000 - $5,000)
PV = $90,000
NOTE. For the Guaranteed Lifetime Withdrawal Benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).
New withdrawal base:
Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.
Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.
1.
The formula is (EWD / (PV - 5% withdrawal)) * WB before any adjustments
2.
($2,000 / ($90,000 - $5,000)) * $100,000 = $2,352.94
Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,352.94 pro rata amount?
$2,352.94 pro rata amount.
Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based?
$100,000 - $2,352.94 = $97,647.06
Result. The new withdrawal base is $97,647.06
New rider withdrawal amount:
Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next calendar anniversary. This calculation assumes no more activity prior to the next calendar anniversary.
Question: What is the new rider withdrawal amount?
$97,647.06 (the adjusted withdrawal base) * 5% = $4,882.35
Result. Going forward, the maximum You can take out in a year is $4,882.35 without causing an excess withdrawal for the guarantee and further reduction of the withdrawal base (assuming there are no future automatic step-ups).
Example 3 (Base demonstrating growth):
Assumptions:
WB = $100,000
Withdrawal Percentage = 5%
WB in 10 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 10 = $162,889
RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)
Please Note: Withdrawals under these riders can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken, and the growth stops on the 10th rider anniversary.
GPWD = $8,144
EWD = None
PV = $90,000 in 10 years
Question: Is any portion of the withdrawal greater than the rider withdrawal amount?
No. There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.
Result. In this example, because no portion of the withdrawal was in excess of $8,144, the withdrawal base does not change.
102

Hypothetical Adjusted withdrawals -Guaranteed
Lifetime Withdrawal Benefit Riders — (Continued)
Example 4 (Base demonstrating WB growth with Additional Death Payment Option):
Assumptions:
Withdrawal Percentage = 5%
WB at rider issue = $100,000
WB in 10 years (assuming an annual growth rate percentage of 5%) = $100,000 * (1 + .05) ^ 10 = $162,889
RDB (optional additional death benefit for additional cost) = $100,000
RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)
Please Note: Withdrawals under these riders can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken, and the growth stops on the 10th rider anniversary.
GPWD = $8,144
EWD = None
PV = $90,000 in 10 years
Step One. Is any portion of the withdrawal greater than the rider withdrawal amount?
No. There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.
Step Two. What is the rider death benefit after the withdrawal has been taken?
1.
Total to deduct from the rider death benefit is $8,144 (there is no excess to deduct)
2.
$100,000 - $8,144 = $91,856.
Result. In this example, because no portion of the withdrawal was in excess of $8,144, the total withdrawal base does not change and the rider death benefit reduces to $91,856.
Example 5 (Base with WB growth with Additional Death Payment Option illustrating excess withdrawal):
Assumptions:
Withdrawal Percentage = 5%.
WB at rider issue = $100,000
Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.
WB in 10 years (assuming an annual growth rate percentage of 5%) = $100,000 * (1 + .05) ^ 10 = $162,889.
RDB (optional additional death benefit for additional cost) = $100,000
RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)
Please Note: Withdrawals under these riders can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken and the growth stops on the 10th rider anniversary.
GPWD = $10,000
EWD = $1,856 ($10,000 - $8,144)
PV = $90,000 in 10 years
Step One. Is any portion of the total withdrawal greater than the rider withdrawal amount?
Yes. $10,000 - $8,144 = $1,856 (the excess withdrawal amount)
Step Two. Calculate how much of the rider death benefit is affected by the excess withdrawal.
1.
Formula for pro rata amount is: (EWD / (PV - 5% withdrawal)) * (RDB - 5% withdrawal)
2.
($1,856 / ($90,000 - $8,144)) * ($100,000 - $8,144) = $2,082.74
Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $2,082.74 pro rata amount?
$2,082.74 pro rata amount.
Step Four. What is the rider death benefit after the withdrawal has been taken?
1.
Total to deduct from the rider death benefit is $8,144 (RWA) + $2,082.74 (pro rata excess) = $10,226.74
2.
$100,000 - $10,226.74 = $89,773.26.
Result. The rider benefit is $89,773.26.
103

Hypothetical Adjusted withdrawals -Guaranteed
Lifetime Withdrawal Benefit Riders — (Continued)
Note: Because there was an excess withdrawal amount in this example, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $8,144, the withdrawal base would remain at $162,889 and the rider withdrawal amount would be $8,144. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).
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where to find additional information
The Statement of Additional Information (SAI) dated May 1, 2023 contains more information about the Policy and the Separate Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is posted on our website, http://dfinview.com/Transamerica/TAHD/89358T214?site=VAVUL. For a free paper copy of the SAI, to request other information about the Policies, and to make investor inquiries call us at (800)851-9777 or write us at:
Transamerica Life Insurance Company
6400 C Street SW
Cedar Rapids, IA 52499
Reports and other information about the Separate Account are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is #C000223532

STATEMENT OF ADDITIONAL INFORMATION
WRL FREEDOM PREMIER® III VARIABLE ANNUITY
Issued through
SEPARATE ACCOUNT VA U
Offered by
TRANSAMERICA LIFE INSURANCE COMPANY
This Statement of Additional Information expands upon subjects discussed in the current prospectus for the WRL Freedom Premier® III Variable Annuity offered by Transamerica Life Insurance Company. You may obtain a copy of the current prospectus, dated May 1, 2023, by calling (800)851-9777, or write us at: Transamerica Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information have the same meaning.
This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.
Dated: May 1, 2023

ii

Information About Us
We are engaged in the sale of life and health insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc. and is licensed in all states and the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.
All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.
The Separate Accounts
Separate Account VA U (the “Separate Accounts”), 6400 C Street S.W., Cedar Rapids, Iowa, were established by the Company on August 4, 2003, and is a unit investment trust registered with the SEC and operating under Iowa law. The Separate Accounts have various Subaccounts each of which invests solely in a corresponding Portfolio of the Fund.
The Separate Accounts are registered with the SEC as unit investment trusts under the 1940 Act (the “1940 Act”). However, the SEC does not supervise the management, the investment practices, or the policies of the separate accounts.
Cybersecurity (continued from “Principal Risks” section of the Prospectus)
OPPORTUNITIES and CHALLENGES
The increasing digitalization of the financial services landscape has intensified the financial and reputational risk presented by cybersecurity threats. The COVID-19 pandemic, and the rise in remote working, have further escalated these threats. As our business becomes more technology driven and our digital reliance increases, we become a greater target for cybercriminals, and more vulnerable to threats such as ransomware attacks.
What Transamerica is doing
Transamerica maintains a well-documented information security program which is based on ISO 27000 series and incorporates aspects of COBIT, NIST, SANS, as well as other industry-recognized frameworks and best practices. The program is designed to protect the infrastructure, information systems, and the information in Transamerica’s systems from unauthorized access, use, or other malicious acts by enabling the organization to identify risks, implement the appropriate protections, and detect and respond to cybersecurity events. Transamerica has established strong security policies, procedures, guidelines, and standards that are reviewed regularly to ensure compliance with applicable laws, regulations, and alignment with industry standards. Our cybersecurity program covers every aspect of security management: data handling and classification; access controls and identity management; business continuity and disaster recovery; configuration management; asset management; risk assessment; data disposal; information security incident response; system operations; vulnerability and patch management; system, application, and network security and monitoring; systems and application development and performance; physical and environmental controls; data privacy; vendor and third- party service provider management; consistent use of multi-factor authentication; cybersecurity awareness training; and encryption.
We continue to take steps to strengthen our information security program, infrastructure, and ability to respond to cyberattacks;, for example, by further developing our dedicated Information Security teams and strengthening controls. Transamerica’s Risk Management teams also periodically assesses known potential cyber risk factors, together with the first line functions such as the Security Operations Center, with known trends or material incidents reported to Transamerica’s Management and Supervisory Boards as necessary.
OVERVIEW
Information security and privacy regulation
Transamerica’s businesses are regulated with respect to information security, data breach response, privacy, and data use at both the federal and state levels. At the federal level, various Transamerica companies are subject to the Gramm-Leach-Bliley Act (GLBA), the Fair Credit Reporting Act (FCRA), and the Health Insurance Portability and Accountability Act (HIPAA), among other laws. At the state level, Departments of Insurance and Financial Services typically administer a series of privacy and information security laws and regulations that impact several Transamerica businesses such as the New Year Department of Financial Services Rule 500 (NYDFS Rule 500). In addition, in recent years numerous state legislatures have passed or have attempted to pass additional, more broad-based
3

general consumer privacy laws, such as the California Consumer Privacy Act and the California Privacy Rights Act. Those California laws, as amended, will be administered by the California Privacy Protection Agency. Additional laws and regulations with respect to these topics are also anticipated to be promulgated and to go into effect in the coming years, and they may be administered by new or different state agencies or by the offices of state Attorneys General. The White House, SEC, and other regulators have also increased their focus on companies’ cybersecurity vulnerabilities and risks, including in relation to third-party service providers.
Operational Risks
A computer system failure or security breach of Transamerica’s IT systems or that of critical third parties may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect Transamerica’s results of operations, financial condition, and cash flows.
Transamerica relies heavily on computer and information systems and internet and network connectivity (collectively, “IT systems”) to conduct a large portion of its business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through customers, business partners, (semi-) governmental agencies and third-party service providers. Computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt Transamerica’s business operations, damage Transamerica’s reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect Transamerica’s results of operations, financial condition and cash flows.
The information security risk that Transamerica faces includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack Transamerica’s systems and information and potentially demand ransom. It also includes inside threats, both malicious and accidental. For example, human error, bugs and vulnerabilities that may exist in Transamerica’s systems or software, unauthorized user activity and lack of sufficiently automated processing or sufficient logging and monitoring can result in improper information exposure or failure or delayed detection of such activity in a timely manner. Transamerica also faces risk in this area due to its reliance in many cases on third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by Transamerica or its subsidiaries may not adequately secure their own IT systems or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target Transamerica and applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.
In recent years, information security risk has increased sharply due to a number of developments in how information systems are used, not only by companies such as Transamerica, but also by society in general. Threats have increased in frequency and magnitude, and are expected to continue to increase, as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can potentially exploit. As a result of the COVID-19 pandemic, Transamerica also faces increased cybersecurity risks due to the number of Transamerica’s and Transamerica’s service providers’ and partners’ employees who are working remotely, which creates additional opportunities for cybercriminals to launch social engineering attacks and exploit vulnerabilities in non-corporate IT environments. The White House, SEC and other regulators have also increased their focus on cybersecurity vulnerabilities and risks.
Large financial institutions such as and including Transamerica have been, and will continue to be, subject to information security attacks. The nature of these attacks will also continue to be unpredictable, and in many cases, may arise from circumstances that are beyond Transamerica’s control. Attackers are also increasingly using tools and techniques that are specifically designed to circumvent controls, to evade detection and even to remove or obfuscate forensic evidence. As a result, Transamerica may be unable to timely or effectively detect, identify, contain, investigate or remediate IT systems in response to, future cyberattacks or security breaches. Especially if and to the extent Transamerica fails to adequately invest in defensive infrastructure, timely response capabilities, technology, controls and processes, or to effectively execute against its information security strategy, it may suffer material adverse consequences.
To date the highest impact information security incidents that Transamerica has experienced are believed to have been the result of e-mail phishing attacks targeted at Transamerica’s business partners and customers. This in turn led to the unauthorized use of valid Transamerica website credentials to engage in fraudulent transactions and improper data exfiltration. Additionally, Transamerica has faced other types of attacks, including, but not limited to, other types of phishing attacks, distributed denial of service (DDoS)
attacks, technology implementation and update errors, various human errors, e-mail related errors, paper-based errors, exploitations of vulnerabilities and certain limited cases of unauthorized internal user activity. Like many other companies, Transamerica could also be subject to malware, ransomware and similar types of attacks or intrusions. There is no guarantee that the measures that Transamerica takes will be sufficient to stop all types of attacks or mitigate all types of information security or data privacy risks.
4

Transamerica maintains cyber liability insurance to help decrease the financial impact of cyber-attacks and information security events, subject to the terms and conditions of the policy; however, such insurance may not be sufficient to cover all applicable losses that Transamerica may suffer.
A breach of data privacy or security obligations may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect financial conditions and results of operations.
Pursuant to applicable laws, various government and semi-governmental and other administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential or sensitive information held by Transamerica. Notably, certain of Transamerica’s businesses are subject to laws and regulations enacted by US federal and state governments and/or various regulatory organizations relating to the privacy and/or information security of the information of customers, employees or others.
The New York Department of Finance Services (NYDFS), pursuant to its cybersecurity regulation, requires financial institutions regulated by the NYDFS, including certain Transamerica subsidiaries, to, among other things, satisfy an extensive set of minimum information security requirements, including but not limited to governance, management, reporting, policy, technology and control requirements. Other states have adopted similar cybersecurity laws and regulations. NYDFS has also issued two proposed amendments to NYDFS Rule 500 that move beyond administrative and technical safeguards to granular regulations on cybersecurity governance and risk management.
Numerous other US state and federal laws also impose various information security and privacy related obligations with respect to Transamerica, including but not limited to the Gramm-Leach-Bliley Act and related state laws and implementing regulations (GLBA), the California Consumer Privacy Act (CCPA), the California Privacy Rights Act (CPRA), and the Health Insurance Portability and Accountability Act (HIPAA), among many others. These laws generally provide for governmental investigative and enforcement authority, and in certain cases provide for private rights of action.
Numerous other legislators and regulators with jurisdiction over Transamerica’s businesses are considering or have already enacted enhanced information security risk management and privacy laws and regulations, with the overall number and scope of such laws and regulations continuing to increase every year. A number of Transamerica companies are also subject to contractual restrictions with respect to the use and handling of the sensitive information of Transamerica’s clients and business partners.
Transamerica, and numerous of its systems, employees, third-party providers and business partners have access to, and routinely process, the personal information of consumers and employees. Transamerica relies on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, Transamerica, its systems, employees and business partners. It is possible that a Transamerica or a third party’s employee, contractor, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Transamerica’s data or data in its possession could also be the subject of an unauthorized information security attack. If Transamerica fails to maintain adequate processes and controls or if Transamerica or its business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage Transamerica’s reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on Transamerica’s business, financial condition and results of operations.
In addition, Transamerica analyzes personal information and customer data to better manage its business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such information may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more similar obligations are likely to be imposed in the near future across Transamerica’s operations. Such restrictions and obligations could have material impacts on Transamerica’s business, financial conditions and results of operations.
In order to supplement the description in the prospectus, the following provides additional information about the Company (the Company, we, us or our) and the policy, which may be of interest to a prospective purchaser.
5

THE POLICY—GENERAL PROVISIONS
Owner
The policy shall belong to the Owner upon issuance of the policy after completion of an Enrollment Form and delivery of the initial Premium Payment. While the Annuitant is living, the Owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with our consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable Beneficiary; and of Your spouse in a community or marital property state.
Unless we have been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.
Note carefully. If the Owner predeceases the Annuitant and no joint Owner, primary Beneficiary, or contingent Beneficiary is alive or in existence on the date of death, the Owner's estate will become the new Owner. If no probate estate is opened because the Owner has precluded the opening of a probate estate by means of a trust or other instrument, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy.
The Owner may change the ownership of the policy in a Written Notice. When this change takes effect, all rights of ownership in the policy will pass to the new Owner. A change of ownership may have tax consequences.
When there is a change of Owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the Owner signs the Written Notice, subject to any payment we have made or action we have taken before recording the change. Changing the Owner does not change the designation of the Beneficiary or the Annuitant.
Entire Contract
The entire contract consists of the policy and any application, endorsements and riders. If any portion of the policy or rider attached thereto shall be found to be invalid, unenforceable or illegal, the remainder shall not in any way be affected or impaired thereby, but shall have the same force and effect as if the invalid, unenforceable or illegal portion had not been inserted.
Misstatement of Age or Sex
During the Accumulation Phase. If the age of any person whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.
We reserve the right to terminate the contract at any time if we discover a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.
After the Annuity Commencement Date. We may require proof of the Annuitant’s or Owner’s age and/or sex before any payments associated with any benefits are made. If the age or sex of the Annuitant and/or Owner has been misstated, we will change the payment associated with any benefits payable to that which the Premium Payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, Beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or Beneficiary. Any underpayment or overpayment will include interest specified in Your policy, from the date of the wrong payment to the date of the adjustment. The age of the Annuitant or Owner may be established at any time by the submission of proof satisfactory to us.
Reallocation of Annuity Units After the Annuity Commencement Date
After the Annuity Commencement Date, You may reallocate the value of a designated number of Annuity Units of a Subaccount then credited to a policy into an equal value of Annuity Units of one or more other Subaccounts or the Fixed Account. The reallocation shall be based on the relative value of the Annuity Units of the account(s) or Subaccount(s) at the end of the business Day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the Annuity Units in the account or Subaccount from which the transfer is being made. If the monthly income of the Annuity Units remaining in an account or Subaccount after a reallocation is less than $10, we reserve the right to include the value of those Annuity Units as part of the transfer. The request must be in writing to our Administrative Office. There is no charge assessed in connection with such reallocation. A reallocation of Annuity Units may be made up to four times in any given Policy Year.
After the Annuity Commencement Date, no transfers may be made from the Fixed Account to the Separate Account.
6

Annuity Payment Options
Note: Portions of the following discussion do not apply to annuity payments under the Initial Payment Guarantee. See the “Stabilized Payments” section of this SAI.
During the lifetime of the annuitant and before the annuity commencement date, the owner may choose an annuity payment option or change the election, but notice of any election or change of election must be received by us in good order at least thirty (30) days before the annuity commencement date (elections less than 30 days require prior approval). If no election is made before the annuity commencement date, annuity payments will be made under life income with variable payments for 10 years certain using the existing policy value of the separate account. These default options may be restricted with respect to qualified policies.
The person who elects an annuity payment option can also name one or more successor payees to receive any unpaid amount we have at the death of a payee. Naming these payees cancels any prior choice of a successor payee.
A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.
Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. For annuity payments the tables are based on a 5% effective annual Assumed Investment Return and the “Annuity 2000” (male, female and unisex if required by law) mortality table projected for improvement using projection scale G. The rates were projected dynamically using an assumed annuity commencement date of 2020. The “Annuity 2000” mortality rates are adjusted based on improvements in mortality to more appropriately reflect increased longevity. The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the separate account selected by the annuitant or beneficiary. For certain qualified policies the use of unisex mortality tables may be required.
Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state and Federal law) and adjusted age of the annuitant. For regular annuity payments, the adjusted age is the annuitant's actual age nearest birthday, on the annuity commencement date, adjusted as described in your policy. This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.
Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using annuity units which are credited to the policy. The number of annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the annuity unit value of that subaccount on the annuity commencement date. The number of annuity units of each particular subaccount credited to the policy then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant. This amount is equal to the sum of the amounts determined by multiplying the number of annuity units of each particular subaccount credited to the policy by the annuity unit value for the particular subaccount on the date the payment is made.
Death Benefit
Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or any other proof satisfactory to us will constitute due proof of death. If the annuitant dies after the annuity commencement date, no death benefit is payable and the amount payable will depend on the annuity income option.
Upon receipt in good order of this proof and an election of a method of settlement, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary(ies) to make the payment. The death benefit may be paid as a lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law unless a settlement agreement is effective at the death of the owner preventing such election.
If an owner is not an annuitant, and dies prior to the annuity commencement date, the new owner may surrender the policy at any time for the amount of the adjusted policy value. If the new owner is not the deceased owner's spouse, however, (1) the adjusted policy value must be distributed within five years after the date of the deceased owner's death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner's death and must be made for the new owner's lifetime or for a period certain (so long as any period certain does not exceed the new owner's life expectancy). If the sole new owner is the deceased owner's surviving spouse, such spouse may elect to continue the policy as the new owner instead of receiving the death benefit.
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Beneficiary. The beneficiary designation in the enrollment form will remain in effect until changed. The owner may change the designated beneficiary by sending us written notice. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the notice is received by us. We will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If upon the death of the annuitant there is a surviving owner(s), the surviving owner(s) automatically takes the place of any beneficiary designation.
Death of Owner
Federal tax law requires that if any Owner (including any joint Owner who has become a current Owner) dies before the Annuity Commencement Date, then the entire value of the policy must generally be distributed within five years of the date of death of such Owner. Certain rules apply where (1) the spouse of the deceased Owner is the sole Beneficiary, (2) the Owner is not a natural person and the primary Annuitant dies or is changed, or (3) any Owner dies after the Annuity Commencement Date. See the TAX INFORMATION section in the prospectus for more information about these rules. Other rules may apply to Qualified Policies.
Assignment
During the lifetime of the annuitant you may assign any rights or benefits provided by the policy if your policy is a nonqualified policy. An assignment will not be binding on us until a copy has been filed at its Administrative Office. Your rights and benefits and those of the beneficiary are subject to the rights of the assignee. We assume no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.
Unless you so direct by filing written notice with us, no beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary's creditors.
Ownership under qualified policies is restricted to comply with the Code.
Evidence of Survival
We reserve the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until we receive such evidence.
Non-Participating
The policy will not share in our surplus earnings; no dividends will be paid.
Amendments
No change in the policy is valid unless made in writing by us and approved by one of our officers. No registered representative has authority to change or waive any provision of the policy.
We reserve the right to amend the policies to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving written notice, but a refusal may result in adverse tax consequences.
Employee and Agent Purchases
The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of ours or our affiliated companies or their immediate family. In such a case, we in our discretion, may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs we experience on those purchases. We may offer certain employer sponsored savings plans, reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.
Present Value of Future Variable Payments
The present value of future period certain variable payments is calculated by taking (a) the supportable payment on the business day we receive the surrender request (in good order), multiplied by (b) the number of payments remaining, multiplied by a discount rate (such as the assumed investment rate or “AIR”).
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Stabilized Payments
If you have selected a payout feature that provides for stabilized payments (e.g., the Initial Payment Guarantee), please note that the stabilized payments remain level throughout each year and are adjusted on your annuitization anniversary. Without stabilized payments, each payment throughout the year would fluctuate based on the performance of your selected subaccounts. To reflect the difference in these payments we adjust (both increase and decrease as appropriate) the number of annuity units. The annuity units are adjusted when we calculate the supportable payment. Supportable payments are used in the calculation of surrender values, death benefits and transfers. On the anniversary of your annuity commencement date we set the new stabilized payment equal to the current supportable payment. In the case of an increase in the number of variable annuity units, your participation in the future investment performance of the subaccounts will be increased because more variable annuity units are credited to you. Conversely, in the case of a reduction of the number of variable annuity units, your participation in the future investment performance of the subaccounts will be decreased because fewer variable annuity units are credited to you. If the Initial Payment Guarantee is chosen, then the stabilized variable annuity payment will equal the greater of the guaranteed payment or the supportable payment at that time.
The following table demonstrates, on a purely hypothetical basis, the changes in the number of variable annuity units. The changes in the variable annuity unit values reflect the investment performance of the applicable subaccounts as well as the separate account charge.
Hypothetical Changes in Annuity Units with Stabilized Payments*
◆Assumed Investment Rate = 5.0% ◆Life & 10 Year Certain ◆Male aged 65 ◆First Variable Payment = $500
	Beginning Annuity Units	Annuity Unit Values	Monthly Payment Without Stabilization	Monthly Stabilized Payment	Adjustments In Annuity Units	Cumulative Adjusted Annuity Units
At Issue: January 1	400.0000	1.250000	$500.00	$500.00	0.0000	400.0000
February 1	400.0000	1.252005	$500.80	$500.00	0.0041	400.0041
March 1	400.0000	1.252915	$501.17	$500.00	0.0059	400.0100
April 1	400.0000	1.245595	$498.24	$500.00	(0.0089)	400.0011
May 1	400.0000	1.244616	$497.85	$500.00	(0.0108)	399.9903
June 1	400.0000	1.239469	$495.79	$500.00	(0.0212)	399.9691
July 1	400.0000	1.244217	$497.69	$500.00	(0.0115)	399.9576
August 1	400.0000	1.237483	$494.99	$500.00	(0.0249)	399.9327
September 1	400.0000	1.242382	$496.95	$500.00	(0.0150)	399.9177
October 1	400.0000	1.242382	$496.95	$500.00	(0.0149)	399.9027
November 1	400.0000	1.249210	$499.68	$500.00	(0.0016)	399.9012
December 1	400.0000	1.252106	$500.84	$500.00	0.0040	399.9052
January 1	399.9052	1.255106	$501.92	$501.92	0.0000	399.9052
*
The total separate account expenses and portfolio expenses included in the calculations are 2.25% (2.25% is a hypothetical figure). If higher (or lower) expenses were charged, the numbers would be lower (or higher).
INVESTMENT EXPERIENCE
A “net investment factor” is used to determine the value of accumulation units and annuity units, and to determine annuity payment rates.
Accumulation Units
Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolios less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an accumulation unit.
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Upon allocation to the selected subaccount, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the Administrative Office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at $1 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for regular trading.
An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.
The net investment factor for any subaccount for any valuation period is determined by dividing (A + B - C) by (D) and subtracting (D) from the result, where the net result of:
A
the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus
B
the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus
C
a per share credit or charge for any taxes determined by us to have resulted during the valuation period from the investment operations of the subaccount;
D
is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and
E
is an amount representing the separate account charge and any optional benefit fees, if applicable.
Illustration of Separate Account Accumulation Unit Value Calculations
Formula and Illustration for Determining the Net Investment Factor
Net Investment Factor =	(A + B - C)	- E
D

Where:
A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.
Assume A = $11.57
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
Assume B = 0
C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
Assume C = 0
D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.
Assume D = $11.40
E =
The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees, if applicable. Assume E totals 1.65% on an annual basis; On a daily basis, this equals 0.000044838.

Then, the net investment factor =	(11.57 + 0 – 0)	- 0.000044838 = Z = 1.014867443
(11.40)
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Formula for Determining Accumulation Unit Value
Accumulation Unit Value = A * B
Where:
A =	The accumulation unit value for the immediately preceding valuation period.
Assume A = $X
B =	The net investment factor for the current valuation period.
Assume B = Y
Then, the accumulation unit value = $X * Y = $Z
Annuity Unit Value and Annuity Payment Rates
The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount exceeds the assumed investment return of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the annual assumed investment return. The value of a variable annuity unit in each subaccount was established at $1 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to A multiplied by B multiplied by C, where:
A
is the variable annuity unit value for the subaccount on the immediately preceding business day;
B
is the net investment factor for that subaccount for the valuation period; and
C
is the assumed investment return adjustment factor for the valuation period.
The assumed investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.
The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:
(i)
is the result of:
(1)
the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus
(2)
the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus
(3)
a per share charge or credit for any taxes reserved for, which we determine to have resulted from the investment operations of the subaccount.
(ii)
is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.
(iii)
is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.25% of the daily net asset value of shares held in that subaccount. (For calculating Initial Payment Guarantee annuity payments, the factor is higher at a rate of 2.50%).
The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.
The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the annuity commencement date. The policy contains a table for determining the adjusted age of the annuitant.
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Calculations for Annuity Unit
Value and Variable Annuity Payments
Formula for Determining Annuity Unit Value
Annuity Unit Value = A * B * C
Where:
A =	Annuity unit value for the immediately preceding valuation period.
Assume A = $X
B =	Net investment factor for the valuation period for which the annuity unit value is being calculated.
Assume B = Y
C =	A factor to neutralize the annual assumed investment return of 5% built into the Annuity Tables used.
Assume C = Z
Then, the annuity unit value is: $X * Y * Z = $Q
Formula for Determining Amount of
First Monthly Variable Annuity Payment
First monthly variable annuity payment =	A * B
$1,000

Where:
A =	The adjusted policy value as of the annuity commencement date.
Assume A = $X
B =	The annuity purchase rate per $1,000 of adjusted policy value based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the policy.
Assume B = $Y

Then, the first monthly variable annuity payment =	$X * $Y	= $Z
1,000
Formula for Determining the Number of Annuity Units
Represented by Each Monthly Variable Annuity Payment
Number of annuity units =	A
B

Where:
A =	The dollar amount of the first monthly variable annuity payment.
Assume A = $X
B =	The annuity unit value for the valuation date on which the first monthly payment is due.
Assume B = $Y

Then, the number of annuity units =	$X	= Z
$Y
HISTORICAL PERFORMANCE DATA
Money Market Yields
We may from time to time disclose the current annualized yield of the money market subaccount, which invests in the corresponding money market portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the money market subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and
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(ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk fee. Current yield will be calculated according to the following formula.
Current Yield = ((NCS * ES)/UV) * (365/7)
Where:
NCS	=
The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.
Because of the charges and deductions imposed under a policy, the yield for the money market subaccount will be lower than the yield for the corresponding money market portfolio. The yield calculations do not reflect the effect of any premium taxes. The yield calculations also do not reflect surrender charges that may be applicable to a particular Policy. Surrender charges range from 8.5% to 0% of the amount of premium payments surrendered based on the number of years since the premium payment was made. Surrender charges are based on the number of years since the date the premium payment was made, not the Policy issue date.
We may also disclose the effective yield of the money market subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula.
Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1
Where:
NCS	=
The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.
The yield on amounts held in the money market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the corresponding money market portfolio, the types and quality of portfolio securities held by the corresponding money market portfolio and its operating expenses.
Total Returns
We may from time to time also advertise or disclose total returns for one or more of the subaccounts for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.
Total returns will be calculated using subaccount unit values which we calculate on each business day based on the performance of the separate account's underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. Total return calculations will reflect the effect of surrender charges that may be applicable to a particular period. The total return will then be calculated according to the following formula.
13

P (1 + T)N = ERV
Where:
T	=	The average annual total return net of subaccount recurring charges.
ERV	=	The ending redeemable value of the hypothetical account at the end of the period.
P	=	A hypothetical initial payment of $1,000.
N	=	The number of years in the period.
Other Performance Data
We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the Surrender Charge percentage will be assumed to be 0%.
We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula except that the Surrender Charge percentage will be assumed to be 0%.
CTR = (ERV / P)-1
Where:
CTR	=	The cumulative total return net of subaccount recurring charges for the period.
ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.
P	=	A hypothetical initial payment of $1,000.
All non-standard performance data will only be advertised if the standard performance data is also disclosed.
Adjusted Historical Performance Data
From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular subaccount commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.
services
We perform administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.
RECORDS AND REPORTS
All records and accounts relating to the separate account will be maintained by us. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, we will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments we send to you) you may only receive quarterly confirmations.
DISTRIBUTION OF THE POLICIES
We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (“TCI”), for the distribution and sale of the policies. We may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies (e.g., commissions payable to selling firms selling the Policies, as described below).
TCI's home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCI is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.
14

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering. The policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives with these selling firms are appointed as our insurance agents.
We and our affiliates provide paid-in capital to TCI and pay for TCI's operating and other expenses, including overhead, legal and accounting fees. We also pay TCI an “override” payment based on the pricing of the product which becomes part of TCI's assets. In addition, we pay commission to TCI for policy sales; these commissions are passed through to the selling firms with TCI not retaining any portion of the commissions. During fiscal year 2022, 2021 and 2020 the amounts paid to TCI in connection with all policies sold through the separate account were $135,790, $584,203 and $115,509,065, respectively.
We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for: (1) marketing allowances, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interests for such firms or its sales representatives.
CUSTODY OF ASSETS
We hold assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from our general account assets. We maintain records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by our fidelity bond, presently in the amount of $5,000,000, covering the acts of our officers and employees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements and supplementary information of Transamerica Life Insurance Company as of December 31, 2022 and December 31, 2021 and for each of the three years in the period ended December 31, 2022 have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The financial statements of each of the subaccounts of Separate Account VA U incorporated by reference to the Form N-VPFS dated April 20, 2023 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
FINANCIAL STATEMENTS
All required statutory financial statements are included in Part B of this Registration Statement. Required Separate Account VA U financial statements are incorporated by reference to N-VPFS (811-21427) filed on April 20, 2023.
The values of Your interest in the Separate Account will be affected solely by the investment results of the selected Subaccount(s). The statutory-basis financial statements and schedules of Transamerica Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
15

FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Life Insurance Company

Years Ended December 31, 2022, 2021 and 2020

Transamerica Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2022, 2021 and 2020

Report of Independent Auditors

To the Board of Directors of Transamerica Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the balance sheets – statutory basis as of December 31, 2022 and 2021, and the related statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flow - statutory basis for each of the three years in the period ended December 31, 2022, including the related notes and schedules of supplementary insurance information and reinsurance for each of the three years in the period ended December 31, 2022 and summary of investments – other than investments in related parties as of December 31, 2022 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2022 and 2021 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 19, 2023

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31
	2022	2021

Admitted assets
Cash, cash equivalents and short-term investments	$2,420	$2,126
Bonds	51,131	49,942
Preferred stocks	61	120
Common stocks	3,251	3,527
Mortgage loans on real estate	9,270	9,153
Real estate	44	52
Policy loans	2,028	1,986
Securities lending reinvested collateral assets	2,115	2,073
Derivatives	2,339	1,760
Receivable for derivative cash collateral	981	217
Other invested assets	2,964	2,837

Total cash and invested assets	76,604	73,793

Accrued investment income	716	694
Premiums deferred and uncollected	169	181
Net deferred income tax asset	739	825
Variable annuity reserve hedge offset deferral	380	—
Other assets	1,596	1,211
Separate account assets	91,494	126,088

Total admitted assets	$171,698	$202,792

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$57,956	$51,983
Policy and contract claim reserves	1,098	1,177
Liability for deposit-type contracts	766	824
Other policyholders’ funds	42	38
Transfers from separate accounts due or accrued	(510)	(658)
Funds held under reinsurance treaties	3,042	3,043
Asset valuation reserve	1,111	1,250
Interest maintenance reserve	407	1,382
Derivatives	3,629	2,360
Payable for collateral under securities loaned and other transactions	2,271	2,312
Borrowed money	3,107	3,870
Variable annuity reserve hedge offset deferral	—	250
Other liabilities	1,622	1,596
Separate account liabilities	91,494	126,088

Total liabilities	166,035	195,515

Total capital and surplus	5,663	7,277

Total liabilities and capital and surplus	$171,698	$202,792

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2022	2021	2020

Revenues
Premiums and other considerations	$19,813	$14,482	$16,723
Net investment income	3,297	3,191	3,361
Commissions and expense allowances on reinsurance ceded	1,075	187	661
Reserve adjustment on reinsurance ceded	(147)	(260)	(273)
Consideration received on reinsurance recapture and novations	210	963	2,958
Fee revenue and other income	1,982	2,259	2,096

Total revenue	26,230	20,822	25,526

Benefits and expenses
Death benefits	2,650	2,928	2,863
Annuity benefits	1,552	1,798	1,528
Accident and health benefits	1,021	945	1,120
Surrender benefits	20,498	18,145	15,352
Other benefits	244	292	234
Net increase (decrease) in reserves	6,563	942	4,985
Commissions	1,688	1,375	1,435
Taxes, licenses and fees	153	180	163
Funds withheld ceded investment income	98	131	144
Net transfers to (from) separate accounts	(10,952)	(8,881)	(4,850)
IMR adjustment due to reinsurance	(432)	(43)	—
General insurance expenses and other	1,198	1,107	1,473

Total benefits and expenses	24,281	18,919	24,447

Gain (loss) from operations before dividends and federal income taxes	1,949	1,903	1,079
Dividends to policyholders	10	10	10

Gain (loss) from operations before federal income taxes	1,939	1,893	1,069
Federal income tax (benefit) expense	(80)	(185)	(109)

Net gain (loss) from operations	2,019	2,078	1,178
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(4,211)	(1,924)	113

Net income (loss)	$(2,192)	$154	$1,291

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2020	$7	$60	$3,857	$197	$5,230	$9,351
Net income (loss)	—	—	—	—	1,291	1,291
Change in net unrealized capital gains/losses, net of taxes	—	—	—	(342)	216	(126)
Change in net deferred income tax asset	—	—	—	—	(126)	(126)
Change in nonadmitted assets	—	—	—	—	201	201
Change in reserve on account of change valuation basis	—	—	—	—	14	14
Change in asset valuation reserve	—	—	—	—	69	69
Change in surplus as a result of reinsurance	—	—	—	—	(51)	(51)
Change in surplus notes	—	(60)	—	—	—	(60)
Change in letter of credit	—	—	—	—	(1,870)	(1,870)
Capital contribution	—	—	700	—	—	700
Dividends to stockholders	—	—	—	—	(1,200)	(1,200)
Other changes - net	—	—	5	—	(88)	(83)

Balance at December 31, 2020	$7	$—	$4,562	$(145)	$3,686	$8,110
Net income (loss)	—	—	—	—	154	154
Change in net unrealized capital gains/losses, net of taxes	—	—	—	(105)	555	450
Change in net deferred income tax asset	—	—	—	—	123	123
Change in nonadmitted assets	—	—	—	—	(73)	(73)
Change in reserve on account of change valuation basis	—	—	—	—	(60)	(60)
Cumulative effect of changes in accounting principle	—	—	—	—	(15)	(15)
Change in asset valuation reserve	—	—	—	—	(52)	(52)
Change in surplus as a result of reinsurance	—	—	—	—	(256)	(256)
Dividends to stockholders	—	—	—	—	(761)	(761)
Distribution of affiliate stock	—	—	—	—	(339)	(339)
Other changes - net	—	—	3	—	(7)	(4)

Balance at December 31, 2021	$7	$—	$4,565	$(250)	$2,955	$7,277

Continued on next page.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2021	$7	$—	$4,565	$(250)	$2,955	$7,277
Net income (loss)	—	—	—	—	(2,192)	(2,192)
Change in net unrealized capital gains/losses, net of taxes	—	—	—	630	384	1,014
Change in net deferred income tax asset	—	—	—	—	702	702
Change in nonadmitted assets	—	—	—	—	(834)	(834)
Change in reserve on account of change valuation basis	—	—	—	—	641	641
Change in asset valuation reserve	—	—	—	—	139	139
Change in surplus as a result of reinsurance	—	—	—	—	(871)	(871)
Capital contribution	—	—	100	—	—	100
Dividends to stockholders	—	—	—	—	(425)	(425)
Other changes - net	—	—	(1)	—	113	112

Balance at December 31, 2022	$7	$—	$4,664	$380	$612	$5,663

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2022	2021	2020

Operating activities
Premiums and annuity considerations	$14,606	$15,975	$16,785
Net investment income	3,146	3,105	2,758
Other income	2,251	2,025	2,311
Benefit and loss related payments	(26,105)	(24,040)	(20,629)
Net transfers from separate accounts	11,122	9,042	4,958
Commissions and operating expenses	(2,771)	(2,799)	(3,002)
Dividends paid to policyholders	(6)	(6)	(7)
Federal income taxes (paid) received	204	148	37

Net cash provided by (used in) operating activities	2,447	3,450	3,211

Investing activities
Proceeds from investments sold, matured or repaid	$10,356	$12,231	$12,107
Costs of investments acquired	(10,957)	(14,040)	(16,438)
Net change in policy loans	(35)	51	25

Net cash provided by (used in) investing activities	$(636)	$(1,758)	$(4,306)

Financing and miscellaneous activities
Repayment of surplus notes	$—	$—	$(60)
Capital and paid in surplus received (returned)	101	2	705
Dividends to stockholders	(425)	(761)	(1,200)
Net deposits (withdrawals) on deposit-type contracts	(67)	(143)	(34)
Net change in borrowed money	(777)	385	783
Net change in funds held under reinsurance treaties	41	74	(105)
Net change in payable for collateral under securities lending and other transactions	(42)	(443)	65
Other cash (applied) provided	(348)	(512)	331

Net cash provided by (used in) financing and miscellaneous activities	(1,517)	(1,398)	485

Net increase (decrease) in cash, cash equivalents and short-term investments	294	294	(610)

Cash, cash equivalents and short-term investments:
Beginning of year	2,126	1,832	2,442

End of year	$2,420	$2,126	$1,832

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
Supplemental disclosures of cash flow information	2022	2021	2020

Non-cash activities during the year not included in the Statutory Statements of Cash Flows:

Receipt of bonds, other invested assets and interest related to affiliated reinsurance treaty	$4,706	$—	$—
Release of funds withheld related to affiliated reinsurance recaptures	42	963	500
Release of reinsurance payable related to affiliate reinsurance recapture	22	—	—
Assets transfer in for amended reinsurance treaty	—	47	—
Distribution of affiliate stock	—	(339)	—
Receipt (transfer) of assets related to nonaffiliated reinsurance	—	(1,527)	310
Transfer of bonds, mortgage loans and interest related to affiliated reinsurance recapture	—	—	2,121
Increase of funds withheld related to affiliated reinsurance agreement	—	—	(76)

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December  31, 2022

1.   Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2020, the Company completed mergers with Transamerica Premier Life Insurance Company (TPLIC), an Iowa-domiciled affiliate and MLIC Re I, Inc. (MLIC Re), a Vermont-domiciled subsidiary. On December 31, 2020, the Company completed a merger with Pine Falls Re, Inc. (PFRe), a Vermont-domiciled subsidiary.

The mergers were accounted for in accordance with the Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as statutory mergers. As such, financial statements for periods prior to the mergers were combined and the recorded assets, liabilities and surplus of TPLIC, MLIC Re and PFRe on a US statutory basis were carried forward to the merged company. The common capital stock of TPLIC, MLIC Re and PFRe was deemed cancelled by operation of law under the Plans of Merger. Each share of the Company’s capital stock issued and outstanding immediately before the mergers continues to represent one share of the capital stock. The business the Company previously assumed from TPLIC and the business previously ceded from the Company to TPLIC, MLIC Re and PFRe is no longer reflected as assumed and ceded risks in the restated merged financials.

Nature of Business

The Company sells individual life insurance, including index universal life, whole life, term life, and final expense life. It also sells variable and registered index-linked annuities. In addition, the Company offers supplemental health insurance, group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico, and US Virgin Islands. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2.   Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of Iowa. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to credit for reinsurance. As prescribed by Iowa Administrative Code 191-5.33 (10)(d), the Commissioner has deemed the book value of assets held in a comfort trust as acceptable security for purposes of taking reserve credit for liabilities ceded to an unauthorized reinsurer while it seeks reciprocal jurisdiction status. Under Statement of Statutory Accounting Principles No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, the market value of trust assets is considered allowable security.

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of assets supporting the Company’s registered index linked annuity (RILA). In accordance with Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to use book value accounting treatment for separate account investments backing the Company’s RILA, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Pursuant to Iowa Administrative Code 521A.5(1)c, the State of Iowa has allowed a permitted accounting practice that differs from that found in NAIC SAP related to the valuation of a foreign insurance subsidiary, controlled and affiliated (SCA) entity. With the explicit permission of the Iowa Insurance Division, the Company values Transamerica Life (Bermuda) Ltd. (TLB), a foreign SCA, in accordance with Statement of Statutory Accounting Principles (SSAP) No 97, Subsidiary, Controlled and Affiliated Entities, paragraph 8.b.i, as a U.S. insurance SCA entity at its underlying audited U.S. statutory equity. In addition, for Risk Based Capital (RBC) calculation purposes, this entity is categorized on page LR042 with Category 2 – Direct U.S. Life Subsidiaries. Absent this permitted practice, TLB would be valued in accordance with SSAP No. 97, paragraph 8.b.iv, as a foreign insurance SCA at its audited foreign statutory basis financial statements with certain adjustments.

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	SSAP #	F/S Page	F/S Line	2022	2021	2020

Net income (loss), State of Iowa basis	XXX	XXX	XXX	$(2,192)	$154	$1,291
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
None				—	—	—

Net income (loss), NAIC SAP	XXX	XXX	XXX	$(2,192)	$154	$1,291

Statutory surplus, state of Iowa basis	XXX	XXX	XXX	$5,663	$7,277	$8,110
State prescribed practices that are an increase(decrease) from NAIC SAP:
Comfort trust	61	3	1	263	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
TLB valuation	97	2	2.2	72	—	—

Statutory surplus, NAIC SAP	XXX	XXX	XXX	$5,328	$7,277	$8,110

The IID issued a no objection letter from the year 2020 for the Company to present historical permitted practices that differ from that found in the NAIC SAP related to the admission of letters of credit as admitted assets and as an element of capital surplus. Prior to merging with the Company, MLIC Re and PFRe, with the explicit permission of the Deputy Commissioner of the Captive Insurance Division of the Vermont Department of Financial Regulation, included as admitted assets the value of letters of credit serving as collateral for reinsurance credit taken by affiliates in connection with reinsurance agreements. These historical permitted practices were included on a merged entity basis for periods prior to the effective date of the mergers. The letters of credit were for the benefit of the Company and TPLIC. The permitted practice terminated upon the merger of MLIC Re and PFRe into the Company and had no impact at December 31, 2020.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Other invested assets consist of surplus notes which are valued at cost, as required or permitted by Iowa Insurance Laws.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by a NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Derivative Instruments

Overview: The Company uses various derivative instruments (options, caps, floors, swaps, forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Bond forwards are used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the Balance Sheets and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company uses zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the Balance Sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of cash surrender value of company owned life insurance, receivable from parent, subsidiaries and affiliates, general insurance accounts receivable, and reinsurance receivable.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, reinsurance payable, unearned investment income, remittances, payable for securities, custody offset, and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Certain other non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of the contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. Non-indexed guaranteed separate account assets and liabilities are carried at fair value. These guarantees are included in the general account due to the nature of the guaranteed return.

Assets held in trust for purchases of variable life, variable universal life, variable annuity, and modified guaranteed annuity contracts and the Company’s corresponding obligation to the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

contract owners are shown separately in the Balance Sheets. The assets in the separate accounts are valued at fair value.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the statements of operations as a component of net transfers from separate accounts.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is included as a factor in the health contract premium deficiency calculation.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (SSAP No. 97).

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Surplus Notes

Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designed as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

3.   Accounting Changes and Correction of Error

The Company’s policy is to disclose recent accounting pronouncements, adopted, with a current year effective date, that have been classified by the NAIC as a new statutory accounting principle (SAP) concept change, as well as items classified by the NAIC as SAP clarification changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

There were no new accounting pronouncements during the period to disclose, based upon the criteria specified above.

Change in Valuation Basis

During 2022, the Company converted its Actuarial Guideline 36 reserve calculation for the Indexed Universal Life block of business to a new actuarial valuation system. At the same time, as a result of increased functionality to allow for more precision and to ensure consistency, the Company refined its statutory valuation rate for specific states to utilize the maximum standard valuation interest rate. This resulted in a reserve decrease of $641 as of January 1, 2022, which has been reported in the Statement of Changes in Capital and Surplus.

Correction of Error

During 2022, the Company identified an error in the way in which it recognized the receipt of certain affiliated distributions in prior years. This error resulted in prior periods’ net investment income being understated by a total of $145, with a corresponding overstatement of the change in unrealized gains/losses. This was corrected as of December 31, 2022 in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors, with the correction reflected in the Statements of Changes in Capital and Surplus in other changes, offset by a corresponding change in net unrealized capital gains/losses. There was no net impact to ending capital or surplus as a result of this error in any period.

During 2020, management identified an error in the Company’s prior year statutory AG38 8C cash flow testing reserves. The error resulted in an understatement of aggregate reserves for life contracts of $116 net of tax at December 31, 2019 which was corrected in accordance with SSAP No. 3 with the income correction reflected in Other changes - net in the Statements of Changes in Capital and Surplus.

In addition to the above, there were additional balances misstated in prior year financial statement balances that have been corrected within the current year financial statements in accordance with SSAP No. 3. These do not have a material impact on the financial statements and therefore have not been separately disclosed

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

4.   Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of Fair Value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair Value Hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, are determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2022 and 2021, respectively:

	December 31, 2022
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$2,348	$2,346	$557	$1,791	$—
Bonds	45,427	51,131	5,621	39,639	167
Preferred stocks, other than affiliates	61	61	—	61	—
Common stocks, other than affiliates	151	151	12	6	133
Mortgage loans on real estate	8,185	9,270	—	—	8,185
Other invested assets	393	441	—	388	5
Derivative assets:
Options	86	86	—	86	—
Interest rate swaps	2,073	2,073	—	2,073	—
Currency swaps	139	67	—	139	—
Credit default swaps	28	38	—	28	—
Equity swaps	65	65	—	65	—
Interest rate futures	1	1	1	—	—
Equity futures	9	9	9	—	—
Derivative assets total	2,401	2,339	10	2,391	—
Policy loans	2,028	2,028	—	2,028	—
Securities lending reinvested collateral	1,738	1,738	1,096	642	—
Separate account assets	89,800	89,891	84,453	5,321	26

Liabilities
Investment contract liabilities	15,026	14,781	—	237	14,789
Derivative liabilities:
Options	47	47	—	47	—
Interest rate swaps	3,903	3,460	—	3,903	—
Currency swaps	2	1	—	2	—
Credit default swaps	(2)	5	—	(2)	—
Equity swaps	99	99	—	99	—
Interest rate futures	5	5	5	—	—
Equity futures	12	12	12	—	—
Derivative liabilities total	4,066	3,629	17	4,049	—
Dollar repurchase agreements	95	95	—	95	—
Payable for securities lending	2,115	2,115	—	2,115	—
Payable for derivative cash collateral	156	156	—	156	—
Separate account liabilities	81,449	81,494	—	81,440	9

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2021
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,885	$1,885	$1,790	$95	$—
Bonds	57,192	49,942	9,557	47,265	370
Preferred stocks, other than affiliates	120	120	—	120	—
Common stocks, other than affiliates	198	198	16	—	182
Mortgage loans on real estate	9,786	9,153	—	—	9,786
Other invested assets	485	421	—	466	19
Derivative assets:
Options	188	188	—	188	—
Interest rate swaps	1,491	1,487	—	1,491	—
Currency swaps	33	17	—	33	—
Credit default swaps	69	44	—	69	—
Equity swaps	17	17	—	17	—
Interest rate futures	3	2	3	—	—
Equity futures	5	5	5	—	—
Derivative assets total	1,806	1,760	8	1,798	—
Policy loans	1,986	1,986	—	1,986	—
Securities lending reinvested collateral	1,942	1,942	—	1,942	—
Separate account assets	123,841	123,767	117,183	6,658	—

Liabilities
Investment contract liabilities	16,881	15,019	—	247	16,634
Derivative liabilities:
Options	114	114	—	114	—
Interest rate swaps	2,254	1,970	—	2,254	—
Currency swaps	6	17	—	6	—
Credit default swaps	3	12	—	3	—
Equity swaps	235	235	—	235	—
Interest rate futures	7	7	7	—	—
Equity futures	4	4	4	—	—
Derivative liabilities total	2,623	2,359	11	2,612	—
Dollar repurchase agreements	872	872	—	872	—
Payable for securities lending	2,073	2,073	—	2,073	—
Payable for derivative cash collateral	239	239	—	239	—
Separate account liabilities	112,613	112,667	1	112,601	11

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2022 and 2021:

	2022
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$1	$—	$1
Industrial and miscellaneous	—	53	1	54
Hybrid securities	—	35	—	35

Total bonds	—	89	1	90

Preferred stock
Industrial and miscellaneous	—	60	—	60

Total preferred stock	—	60	—	60

Common stock
Mutual funds	1	—	—	1
Industrial and miscellaneous	11	7	132	150

Total common stock	12	7	132	151

Cash equivalents and short-term investments
Industrial and miscellaneous	—	2	—	2
Money market mutual funds	531	1,729	—	2,260

Total cash equivalents and short-term investments	531	1,731	—	2,262

Derivative assets	10	2,220	—	2,230
Separate account assets	84,377	4,689	—	89,066

Total assets	$84,930	$8,796	$133	$93,859

Liabilities:
Derivative liabilities	$17	$2,957	$—	$2,974
Separate account liabilities	—	2	—	2

Total liabilities	$17	$2,959	$—	$2,976

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2021
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$2	$—	$2
Industrial and miscellaneous	—	41	7	48
Hybrid securities	—	—	—	—

Total bonds	—	43	7	50

Preferred stock
Industrial and miscellaneous	—	120	—	120

Total preferred stock	—	120	—	120

Common stock
Mutual funds	3	—	—	3
Industrial and miscellaneous	13	—	182	195

Total common stock	16	—	182	198

Cash equivalents and short-term investments
Industrial and miscellaneous	—	—	—	—
Money market mutual funds	1,790	—	—	1,790

Total cash equivalents and short-term investments	1,790	—	—	1,790

Derivative assets	8	1,685	—	1,693
Separate account assets	117,083	6,010	—	123,093

Total assets	$118,897	$7,858	$189	$126,944

Liabilities:
Derivative liabilities	$11	$1,929	$—	$1,940
Separate account liabilities	1	—	—	1

Total liabilities	$12	$1,929	$—	$1,941

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Money market mutual funds and other cash or cash equivalents classified as Level 2 are valued using inputs from third party pricing services.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Other long-term classified as Level 2 are comprised of surplus debentures, which are valued using inputs from third party pricing services or broker quotes.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of cash equivalents and short-term investments.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2022 and 2021:

	Beginning Balance at January 1, 2022	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
RMBS	$—	$—	$—	$1	$(1)
CMBS	—	—	—	—	—
Other	7	—	4	—	—
Common stock	182	—	—	(8)	(42)

Total	$189	$—	$4	$(7)	$(43)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2022

Bonds
RMBS	$—	$—	$—	$—	$—
CMBS	—	—	—	—	—
Other	—	—	2	—	1
Common stock	—	—	—	—	132

Total	$—	$—	$2	$—	$133

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2021	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
RMBS	$—	$1	$—	$—	$(1)
CMBS	—	1	—	—	(1)
Other	7	—	—	—	1
Common stock	160	—	—	(1)	3

Total	$167	$2	$—	$(1)	$2

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2021

Bonds
RMBS	$—	$—	$—	$—	$—
CMBS	—	—	—	—	—
Other	—	—	—	1	7
Common stock	20	—	—	—	182

Total	$20	$—	$—	$1	$189

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Nonrecurring Fair Value Measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2022 and 2021, the Company held no properties as held-for-sale, where fair value was less than its carrying value. As of December 31, 2022 and 2021, the Company held one property as held-for sale, where carrying amount of $1 and $7, respectively, was equal to fair value.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified as Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

5.	Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2022
Bonds:
United States Government and agencies	$6,180	$53	$1,010	$5,223
State, municipal and other government	3,005	7	545	2,467
Hybrid securities	396	16	32	380
Industrial and miscellaneous	35,212	446	4,183	31,475
Mortgage and other asset-backed securities	6,338	203	659	5,882

Total unaffiliated bonds	51,131	725	6,429	45,427
Unaffiliated preferred stocks	61	—	—	61

	$51,192	$725	$6,429	$45,488

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$144	$7	$—	$151

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2021
Bonds:
United States Government and agencies	$7,140	$2,004	$13	$9,131
State, municipal and other government	2,477	257	22	2,712
Hybrid securities	267	65	1	331
Industrial and miscellaneous	33,840	4,663	163	38,340
Mortgage and other asset-backed securities	6,218	500	40	6,678

Total unaffiliated bonds	49,942	7,489	239	57,192
Unaffiliated preferred stocks	120	—	—	120

	$ 50,062	$ 7,489	$ 239	$ 57,312

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$151	$47	$—	$198

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The carrying amount and estimated fair value of bonds at December 31, 2022 by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2022
December 31:	Carrying Value	Fair Value

Due in one year or less	$780	$774
Due after one year through five years	6,838	6,696
Due after five years through ten years	9,579	8,840
Due after ten years	27,596	23,235

Subtotal	44,793	39,545
Mortgage and other asset-backed securities	6,338	5,882

Total	$51,131	$45,427

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2022 and 2021 is as follows:

	2022
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$149	$70	$4,489	$940
State, municipal and other government	330	120	1,992	425
Hybrid securities	79	16	223	16
Industrial and miscellaneous	3,475	1,312	21,368	2,871
Mortgage and other asset-backed securities	1,034	210	4,143	449

Total bonds	5,067	1,728	32,215	4,701

Preferred stocks-unaffiliated	16	—	44	—
Common stocks-unaffiliated	—	—	138	—

	$5,083	$1,728	$32,397	$4,701

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2021
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$118	$11	$106	$2
State, municipal and other government	64	10	318	12
Hybrid securities	14	1	3	—
Industrial and miscellaneous	553	41	4,609	122
Mortgage and other asset-backed securities	299	15	1,907	25

Total bonds	1,048	78	6,943	161

Preferred stocks-unaffiliated	—	—	10	—
Common stocks-unaffiliated	—	—	3	—

	$1,048	$78	$6,956	$161

During 2022, 2021 and 2020, respectively, there were $2, $62 and $0, of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2022, 2021 and 2020, the Company recognized OTTI of $1, $7 and $4, respectively.

The following loan-backed and structured securities were held at December 31, 2022, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported

026935AC0	$2	$1	$—	$1	$1	3/31/2022
026935AC0	1	1	—	1	1	6/30/2022
126670FC7	2	2	—	2	2	6/30/2022
78449KAD2	2	2	—	2	2	6/30/2022
12667GCH4	1	1	—	1	1	9/30/2022
126670FC7	2	2	—	2	2	9/30/2022
12667GCH4	1	1	—	1	1	12/31/2022

			$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2022 and 2021 is as follows:

	2022		2021
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$224	$449	$14	$44
The aggregate related fair value of securities with unrealized losses	1,034	4,121	299	1,942

At December 31, 2022 and 2021, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 1,012 and 180 securities with a carrying amount of $6,809 and $1,126, and an unrealized loss of $1,728 and $78. Of this portfolio, at December 31, 2022 and 2021, 92.0% and 82.5% were investment grade with associated unrealized losses of $1,621 and $56, respectively.

At December 31, 2022 and 2021, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 3,939 and 978 securities with a carrying amount of $36,960 and $7,114, and an unrealized loss of $4,701 and $161. Of this portfolio, at December 31, 2022 and 2021, 95.8% and 93.9% were investment grade with associated unrealized losses of $4,520 and $144, respectively.

At December 31, 2022, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 7 securities with an insignificant unrealized loss. At December 31, 2021 , there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2022 and 2021, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 30 and 13 securities with a cost of $139 and $3 and an unrealized loss of $1 and $0, respectively.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2022
Bond, amortized cost	3	$4	$4

Total	3	$4	$4

December 31, 2021
Bond, amortized cost	3	$9	$9

Total	3	$9	$9

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company did not have any offsetting assets and liabilities at December 31, 2022 and 2021.

During 2022 and 2021, respectively, the Company sold, redeemed or otherwise disposed of 75 and 153 securities as a result of a callable feature which generated investment income of $28 and $100 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements, if applicable.

	Year Ended December 31
	2022	2021	2020

Proceeds	$8,218	$10,570	$8,747

Gross realized gains	$69	$437	$232
Gross realized losses	(624)	(108)	(37)

Net realized capital gains (losses)	$(555)	$329	$195

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2022, 2021 and 2020 of $54, $15 and $161, respectively.

At December 31, 2022 and 2021, the Company had no investments in restructured securities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2022 and 2021 were as follows:

December 31, 2022
	Farm	Commercial	Total
AAA - AA	$1	$5,139	$5,140
A	31	3,389	3,420
BBB	7	653	660
BB	—	50	50
	$39	$9,231	$9,270

December 31, 2021
	Farm	Commercial	Total
AAA - AA	$4	$5,342	$5,346
A	36	3,136	3,172
BBB	5	567	572
BB	8	54	62
	$53	$9,099	$9,152

The above tables exclude residential mortgage loans.

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2022, the Company issued mortgage loans with a maximum interest rate of 6.05% and a minimum interest rate of 2.80% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2022 at the time of origination was 65%. During 2021, the Company issued mortgage loans with a maximum interest rate of 5.88% and a minimum interest rate of 2.58% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2021 at the time of origination was 81%.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

During 2022, the Company issued agricultural mortgage loans with a maximum interest rate of 5.55% and a minimum interest rate of 5.55%. During 2021, the Company issued agricultural mortgage loans with a maximum interest rate of 4.45% and a minimum interest rate of 4.45%.

During 2022 and 2021, the Company did not reduce the interest rate on any outstanding mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2022 and 2021:

		Residential	Commercial
	Farm	All Other	All Other	Total
December 31, 2022
Recorded Investment (All)
Current	$39	$—	$9,231	$9,270
30-59 Days Past Due	—	—	—	—
Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$14	$—	$854	$868

		Residential	Commercial
	Farm	All Other	All Other	Total
December 31, 2021
Recorded Investment (All)
Current	$53	$—	$9,099	$9,152
30-59 Days Past Due	—	1	—	1
Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$14	$—	$871	$885

At December 31, 2022 and 2021, the Company held no mortgage loans that were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans at December 31, 2022 and 2021. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2022 and 2021, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2022 and 2021, the Company held no impaired loans with or without a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2022 and 2021, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. There were no average recorded investments in impaired loans during 2022 and 2021.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2022	2021	2020
Balance at beginning of period	$—	$—	$—
Additions, net charged to operations	—	—	1
Recoveries in amounts previously charged off	—	—	(1)
Balance at end of period	$—	$—	$—

As of December 31, 2022 and 2021, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2022, 2021 and 2020, the Company has recognized no interest income on impaired loans or on a cash basis.

At December 31, 2022 and 2021, the Company held a mortgage loan loss reserve in the AVR of $98 and $97, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2022	2021		2022	2021

Pacific	29%	30%	Apartment	53%	53%
South Atlantic	22	21	Office	16	17
Middle Atlantic	12	13	Retail	14	15
E. North Central	10	9	Industrial	17	13
W. South Central	8	8	Medical	—	1
Mountain	8	8	Agricultural	—	1
W. North Central	6	6
E. South Central	3	3
New England	2	2

At December 31, 2022 and 2021, the Company had mortgage loans with a total net admitted asset value of $2 and $14, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2022, 2021 and 2020 related to such restructurings. At December 31, 2022 and 2021, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $1, $9 and $1 were taken on real estate in 2022, 2021 and 2020, respectively, to write the book value down to the current fair value, and included in net realized capital gains (losses), within the Statements of Operations, for the year ended December 31, 2022.

As of December 31, 2022, there was one property classified as held for sale. As of December 31, 2021, there were seven properties classified as held for sale. The Company is working with an external commercial real estate advisor firm to actively market the property and negotiate with potential buyers. During 2022, seven properties classified as held for sale were disposed, resulting in a net realized gain of $2. During 2021, one property classified as held for sale was disposed. Any associated gains and losses from these held for sale disposals were included in net realized capital gains (losses) within the Statements of Operations.

On October 28, 2020, the Company sold the Transamerica Pyramid Property located in San Francisco, CA, resulting in a realized gain of $255. As part of the sale transaction, the Company issued mortgage loans supporting the property at commercial rates in the amount of $427. The Company also disposed of other properties during 2022, 2021 and 2020 resulting in net realized gains of $0, $0 and $3, respectively. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The carrying value of the Company’s real estate assets at December 31, 2022 and 2021 was as follows:

	2022	2021

Home office properties	$43	$45
Properties held for sale	1	7

	$44	$52

Accumulated depreciation on real estate at December 31, 2022 and 2021, was $29 and $29, respectively.

Other Invested Assets

The Company recorded impairments of $4, $13 and $19 throughout years 2022, 2021 and 2020, respectively. These impairments were primarily related to private equity funds. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

Tax Credits

At December 31, 2022, the Company had ownership interests in 52 LIHTC investments with a carrying value of $88. The remaining years of unexpired tax credits ranged from one to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2023 to 2029 is $4. Tax credits recognized in 2022 were $33 and other tax benefits recognized in 2022 were $2. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2021, the Company had ownership interests in fifty-five LIHTC investments with a carrying value of $87. The remaining years of unexpired tax credits ranged from two to twelve, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2022 to 2029 is $21. Tax credits recognized in 2021 were $28 and other tax benefits recognized in 2021 were $4. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2022 and 2021:

		December 31, 2022
Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$—	$—
Economic Redevelopment and Growth Tax Credits	NJ	10	34
Total		$10	$34

		December 31, 2021
Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$—	$2
Economic Redevelopment and Growth Tax Credits	NJ	7	35
Total		$7	$37

*The unused amount reflects credits that we deem will be realizable in the period 2022-2030.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP No. 108. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2022 and 2021 was as follows:

	2022	2021
Fair value - positive	$409	$2,171
Fair value - negative	(1,324)	(2,988)

At December 31, 2022, 2021 and 2020, the Company has recorded unrealized gains (losses) of ($23), ($173) and ($334), respectively, for the component of derivative instruments utilized for

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2022, 2021 and 2020 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 22 years for forecasted hedge transactions. At December 31, 2022 and 2021, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2022 and 2021, the Company has no accumulated deferred gains related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2023.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2022, 2021 and 2020:

	2022	2021	2020

Options:
Calls	$—	$6	$(805)
Puts	—	(6)	(299)
Collars	—	—	(62)

Total options	$—	$—	$(1,166)

Swaps:
Interest rate	$(1)	$87	$—
Credit	—	—	(6)
Total return	1,054	(1,752)	(851)

Total swaps	$1,053	$(1,665)	$(857)

Futures - net positions	(376)	110	480

Total realized gains (losses)	$677	$(1,555)	$(1,543)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2022 and 2021:

	Asset(1)		Liability(1)
	2022	2021	2022	2021
Derivative component of RSATs
Credit default swaps	$29	$67	$—	$(8)
Interest rate swaps	6	6	—	—

(1) Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2022 and 2021:

	Asset(1)		Liability(1)
	2022	2021	2022	2021
Derivative component of RSATs
Credit default swaps	$24	$69	$(2)	$(7)
Interest rate swaps	6	7	—	—
Total	$30	$76	$(2)	$(7)

(1)	Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2022, 2021 and 2020:

	2022	2021	2020
Derivative component of RSATs
Credit default swaps	$—	$—	$(6)
Interest rate swaps	—	—	—
Total	$—	$—	$(6)

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2022 and 2021:

		2022
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$9	$948	3.2
Credit default swaps referencing indices		—	45	30.6

Subtotal		9	993	4.4

BBB	2
Single name credit default swaps (3)		6	1,801	2.4
Credit default swaps referencing indices		13	1,717	2.4

Subtotal		19	3,518	2.4

BB	3
Single name credit default swaps (3)		(1)	120	2.2

Subtotal		(1)	120	2.2

B	4
Single name credit default swaps (3)		—	15	1.0

Subtotal		—	15	1.0

Total		$27	$4,646	2.8

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		2021
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$15	$770	3.4
Credit default swaps referencing indices		—	45	31.6

Subtotal		15	815	4.9

BBB	2
Single name credit default swaps (3)		33	1,914	3.0
Credit default swaps referencing indices		24	1,736	2.1

Subtotal		57	3,650	2.6

BB	3
Single name credit default swaps (3)		2	135	1.2

Subtotal		2	135	1.2

B	4
Single name credit default swaps (3)		1	37	1.1

Subtotal		1	37	1.1

Total		$75	$4,637	3.0

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2022, there were not any potential future recoveries available to offset the $4,646 from the table above. At December 31, 2021, there were not any potential future recoveries available to offset the $4,637 from the table above.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2022 and 2021, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value
	2022	2021	2022	2021
Derivative assets:
Credit default swaps	$4,445	$4,020	$28	$69
Currency swaps	747	641	139	34
Equity futures	—	—	9	5
Equity swaps	2,169	1,294	65	17
Interest rate futures	—	—	—	—
Interest rate swaps	35	81	8	11
Options	1,859	3,724	86	188
Derivative liabilities:
Credit default swaps	733	1,411	(2)	3
Currency swaps	44	664	2	6
Equity futures	—	—	12	4
Equity swaps	3,785	6,885	99	235
Interest rate futures	—	—	—	—
Interest rate swaps	7,096	6,677	1,091	684
Options	(2,078)	(1,724)	47	114

*Futures are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy, interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. Retroactive to January 1, 2020, the Company re-designated the portfolio of contracts giving rise to the hedged item. The re-designation will more acutely reflect alignment between hedge performance and reserve valuations pertaining to the hedged item on a forward-looking basis. Also retroactive to January 1, 2020, the Company also elected to immediately amortize the full $195 SSAP No. 108 asset balance associated with the former designated portfolio through realized loss. The Company received approval from the IID for the redesignation and application of this accounting treatment on June 26, 2020. Effective October 1, 2021 the guaranteed benefits included was expanded to include variable annuity contracts with Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit riders, excluding contracts assumed via reinsurance along with the originally included Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Account Benefit riders. The Company received approval from the IID on September 28, 2021 for the expansion of the program. Total return on the designated portfolio of derivatives remains highly effective in covering the interest rate risk (rho) of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

entails assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

The Company accelerated the amortization of its SSAP 108 variable annuity deferred interest rate position reported on December 31, 2021. The Company fully amortized the $250 unamortized liability balance as of December 31, 2021 to zero, in 2022. The acceleration of the amortization of the SSAP 108 deferral is consistent with SSAP 108, Paragraph 14 Section c. i. that allows the accelerating of amortization of the deferral, if consistently done between deferred assets and deferred liabilities within its hedging strategy. The Company did not change any accounting practices under SSAP 108. The Company’s Clearly Defined Hedge Strategy is not being revised.

Scheduled amortization for SSAP No. 108 derivatives as of December 31, 2022 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities

2023	$(40)	$—
2024	(40)	—
2025	(40)	—
2026	(40)	—
2027	(40)	—
2028	(40)	—
2029	(40)	—
2030	(40)	—
2031	(40)	—
2032	(20)	—

Total	$(380)	$—

The following table is a reconciliation of the total deferred balance (net of tax) of SSAP No. 108 derivatives:

Total Deferred Balance
1. Balance at January 1, 2021	$(145)
2. Amortization	(14)
3. Deferred Recognition	119

4. Balance at December 31, 2021 [1-(2+3)]	$(250)
5. Amortization	(230)
6. Deferred Recognition	(400)

7. Balance at December 31, 2022 [4-(5+6)]	$380

The following tables provide information regarding SSAP No. 108 hedging instruments:

	2022	2021
Amortized cost	$—	$1
Fair value	(750)	(95)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2022
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*
Derivative performance	$(34)	$(3,736)	$(654)	$(4,424)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	84	2,275	1,559	3,918
Deferred	(50)	1,461	(905)	506
*Totals shown are pre-tax

December 31, 2021
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*
Derivative performance	$6	$(504)	$(41)	$(539)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	(4)	338	355	689
Deferred	(2)	166	(314)	(150)
*Totals shown are pre-tax

	Year Ended December 31
	2022	2021
Prior year fair value of hedged item	$(3,847)	$(3,778)
Current year fair value of hedged item	938	(3,026)
Change in fair value attributable to interest rates	$4,785	$752

Portion of the fair value change attributed to the hedged risk	$4,785	$753

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2022 and 2021, respectively:

	Gross Restricted (Admitted & Nonadmitted)

	2022

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$2,115	$—	$—	$—	$2,115
Subject to repurchase agreements	251	—	—	—	251
Subject to dollar repurchase agreements	96	—	—	—	96
FHLB capital stock	130	—	—	—	130
On deposit with states	38	—	—	—	38
Pledged as collateral to FHLB (including assets backing funding agreements)	5,335	—	—	—	5,335
Pledged as collateral not captured in other categories	2,268	—	—	—	2,268
Other restricted assets	5,983	—	—	—	5,983

Total restricted assets	$16,216	$—	$—	$—	$16,216

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2021)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$2,073	$42	$—	$2,115	1.22%	1.23%
Subject to repurchase agreements	187	64	—	251	0.15%	0.15%
Subject to dollar repurchase agreements	878	(782)	—	96	0.06%	0.06%
FHLB capital stock	130	—	—	130	0.08%	0.08%
On deposit with states	38	—	—	38	0.02%	0.02%
Pledged as collateral to FHLB (including assets backing funding agreements)	4,226	1,109	—	5,335	3.08%	3.11%
Pledged as collateral not captured in other categories	1,818	450	—	2,268	1.31%	1.32%
Other restricted assets	1,392	4,591	—	5,983	3.46%	3.48%

Total restricted assets	$10,742	$5,474	$—	$16,216	9.38%	9.45%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2022 and 2021, respectively:

	Gross Restricted (Admitted & Nonadmitted)

	2022
Description of Assets	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$2,251	$—	$—	$—	$2,251
Secured funding agreements	17	—	—	—	17
AMBAC	—	—	—	—	—

Total	$2,268	$—	$—	$—	$2,268

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Description of Assets	Total From Prior Year (2021)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Derivatives	$1,800	$451	$—	$2,251	1.30%	1.31%
Secured funding agreements	17	—	—	17	0.01%	0.01%
AMBAC	1	(1)	—	—	0.00%	0.00%

Total	$1,818	$450	$—	$2,268	1.31%	1.32%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2022 and 2021:

2022
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$249	$243	0.31%	0.31%
Securities lending collateral assets	2,115	2,115	2.59	2.64
Other	—	—	—	—

Total collateral assets	$2,364	$2,358	2.90%	2.95%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$2,367	3.17%

2021
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$1,094	$1,094	1.42%	1.43%
Securities lending collateral assets	2,073	2,073	2.69	2.70
Other	17	17	0.02	0.02

Total collateral assets	$3,184	$3,184	4.13%	4.15%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$3,186	4.59%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2022	2021	2020

Income:
Bonds	$2,029	$2,151	$2,025
Preferred stocks	3	4	9
Common stocks	343	228	57
Mortgage loans on real estate	415	483	378
Real estate	13	25	40
Policy loans	108	112	116
Cash, cash equivalents and short-term investments	26	1	24
Derivatives	273	89	606
Other invested assets	180	155	214

Gross investment income	3,390	3,248	3,469
Less: investment expenses	178	167	210

Net investment income before amortization of IMR	3,212	3,081	3,259
Amortization of IMR	85	110	102

Net investment income	$3,297	$3,191	$3,361

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized

	Year Ended December 31
	2022	2021	2020

Bonds	$(614)	$311	$53
Preferred stocks	—	2	(20)
Common stocks	56	11	(13)
Mortgage loans on real estate	—	—	(1)
Real estate	1	(9)	257
Cash, cash equivalents and short-term investments	—	—	(1)
Derivatives	(4,555)	(2,474)	249
Variable annuity reserve hedge offset	229	15	(192)
Other invested assets	169	488	43

Change in realized capital gains (losses), before taxes	(4,714)	(1,656)	375
Federal income tax effect	45	(122)	(128)
Transfer from (to) interest maintenance reserve	458	(146)	(134)

Net realized capital gains (losses) on investments	$(4,211)	$(1,924)	$113

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized

	Year Ended December 31
	2022	2021	2020

Bonds	$197	$150	$53
Preferred stocks	(11)	15	9
Common stocks	(40)	2	22
Affiliated entities	(278)	(46)	182
Derivatives	1,142	262	(364)
Other invested assets	51	139	3

Change in unrealized capital gains (losses), before taxes	1,061	522	(95)
Taxes on unrealized capital gains (losses)	(47)	(72)	(31)

Change in unrealized capital gains (losses), net of tax	$1,014	$450	$(126)

6.	Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2022 and 2021 were as follows:

	Year Ended December 31
	2022	2021

Life insurance reserves	$33,013	$26,749
Annuity reserves and supplementary contracts with life contingencies	17,894	18,289
Accident and health reserves (including long term care)	7,049	6,945

Total policy reserves	$57,956	$51,983

Deposit-type contracts	766	824
Policy claims	1,098	1,177

Total policy reserves, deposit-type contracts and claim liabilities	$59,820	$53,984

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 0.75 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method or Actuarial Guideline XXXVIII. Effective July 1, 2017, term insurance issued follows Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, reserves are determined by computing the regular reserve for the plan at the true age and holding, in addition, the unearned portion of the extra premium charge for the year. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2022 and 2021, the Company had insurance in force aggregating $39,639 and $48,379, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,506 and $1,549 to cover these deficiencies as of December 31, 2022 and 2021, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2022 and 2021.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.75 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount. During 2022, the Company established a voluntary reserve in addition to the reserve required under VM-21 to help manage volatility associated with unhedged base contract cashflows. The VA voluntary reserve totaled $507 as of December 31, 2022.

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2022 and 2021, the Company had no premium deficiency reserve related to accident and health policies.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2022
2022	$—	$1,141	$444	$697
2021 and prior	1,941	(49)	598	1,294

	1,941	$1,092	$1,042	1,991

Active life reserve	$5,442			$5,476

Total accident and health reserves	$7,383			$7,467

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2021
2021	$—	$1,122	$430	$692
2020 and prior	1,995	(165)	581	1,249

	1,995	$957	$1,011	1,941

Active life reserve	$5,342			$5,442

Total accident and health reserves	$7,337			$7,383

The change in the Company’s unpaid claims reserve was ($49) and ($165) for the years ended December 31, 2022 and 2021, respectively, for health claims that were incurred prior to those Balance Sheets date. The change in 2022 and 2021 was due to better than expected experience primarily due to reduced medical claims and accidental deaths.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2022
2022	$—	$25	$10	$15
2021 and prior	37	8	18	27

	$37	$33	$28	$42

Year ended December 31, 2021
2021	$—	$22	$9	$13
2020 and prior	43	(2)	17	24

	$43	$20	$26	$37

The Company increased the claim adjustment expense provision for insured events of prior years during 2022.

Premium and Annuity Considerations Deferred and Uncollected

Reserves on the Company’s traditional life insurance products are computed using mean and interpolated or mid-terminal reserving methodologies. The mean methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. The interpolated methodologies do not require the establishment of such assets, however, it is required to hold unearned premium liabilities. At December 31, 2022 and 2021, the gross premiums and net of loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	2022		2021
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$1	$—	$1	$—
Ordinary renewal business	142	115	154	126
Group life direct business	15	11	16	11

	$158	$126	$171	$137

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Included in the liability for deposit-type contracts at December 31, 2022 and 2021 are approximately $11 and $11, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31 2022

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$368	$137	$—	$505	1%
At book value less surrender charge of 5% or more	1,193	—	—	1,193	1
At fair value	6	—	56,032	56,038	83

Total with adjustment or at fair value	1,567	137	56,032	57,736	85
At book value without adjustment (minimal or no charge or adjustment)	7,190	—	—	7,190	11
Not subject to discretionary withdrawal provision	2,484	—	408	2,892	4

Total individual annuity reserves	11,241	137	56,440	67,818	100%

Less reinsurance ceded	2,736	—	—	2,736

Net individual annuities reserves	$8,505	$137	$56,440	$65,082

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$2	$—	$—	$2

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2022
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$3,641	$16	$—	$3,657	11%
At book value less surrender charge of 5% or more	20	—	—	20	—
At fair value	—	—	24,776	24,776	71

Total with adjustment or at fair value	3,661	16	24,776	28,453	82
At book value without adjustment (minimal or no charge or adjustment)	4,116	—	—	4,116	12
Not subject to discretionary withdrawal provision	1,946	—	58	2,004	6

Total group annuities reserves	9,723	16	24,834	34,573	100%

Less reinsurance ceded	334	—	—	334

Net group annuities reserves	$9,389	$16	$24,834	$34,239

	December 31
	2022
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$—	$—	$5	1%

Total with adjustment or at fair value	5	—	—	5	1
At book value without adjustment (minimal or no charge or adjustment)	237	—	—	237	28
Not subject to discretionary withdrawal provision	533	53	14	600	71

Total deposit-type contracts	775	53	14	842	100%

Less reinsurance ceded	9	—	—	9

Net deposit-type contracts	$766	$53	$14	$833

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$16,961
Exhibit 5, Supp contracts with life contingencies section, total (net)	933
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	766

Subtotal	18,660
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	80,995
Exhibit 3, Supp contracts with life contingencies section, total	432
Other contract deposit funds	67

Subtotal	81,494

Combined total	$100,154

	December 31
	2021
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$390	$7	$—	$397	— %
At book value less surrender charge of 5% or more	1,531	—	—	1,531	2
At fair value	5	—	74,491	74,496	86

Total with adjustment or at fair value	1,926	7	74,491	76,424	88
At book value without adjustment (minimal or no charge or adjustment)	7,413	—	—	7,413	8
Not subject to discretionary withdrawal provision	2,710	—	575	3,285	4

Total individual annuity reserves	12,049	7	75,066	87,122	100%

Less reinsurance ceded	2,968	—	—	2,968

Net individual annuity reserves	$9,081	$7	$75,066	$84,154

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2021
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$2,373	$20	$—	$2,393	5%
At book value less surrender charge of 5% or more	21	—	—	21	—
At fair value	—	—	37,440	37,440	80

Total with adjustment or at fair value	2,394	20	37,440	39,854	85
At book value without adjustment (minimal or no charge or adjustment)	5,128	—	—	5,128	11
Not subject to discretionary withdrawal provision	2,029	—	46	2,075	4

Total group annuity reserves	9,551	20	37,486	47,057	100%

Less reinsurance ceded	343	—	—	343

Net group annuity reserves	$9,208	$20	$37,486	$46,714

	December 31
	2021
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$—	$—	$5	1%

Total with adjustment or at fair value	5	—	—	5	1
At book value without adjustment (minimal or no charge or adjustment)	246	—	—	246	27
Not subject to discretionary withdrawal provision	583	66	21	670	72

Total deposit-type contracts	834	66	21	921	100%

Less reinsurance ceded	10	—	—	10

Net deposit-type contracts	$824	$66	$21	$911

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$17,324
Exhibit 5, Supp contracts with life contingencies section, total (net)	965
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	824

Subtotal	19,113
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	112,005
Exhibit 3, Supp contracts with life contingencies section, total	574
Other contract deposit funds	87

Subtotal	112,666

Combined total	$131,779

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31
	2022
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$313	$313	$442
Universal life	14,590	13,706	14,639
Universal life with secondary guarantees	5,822	5,760	13,570
Indexed universal life with secondary guarantees	6,612	4,539	5,344
Other permanent cash value life insurance	4,698	4,698	7,148
Variable universal life	672	673	1,491
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	8,085
Accidental death benefits	—	—	50
Disability - active lives	—	—	37
Disability - disabled lives	—	—	163
Miscellaneous reserves	—	—	1,573

Total (gross)	32,707	29,689	52,542
Reinsurance ceded	4,620	4,621	20,036

Total (net)	$28,087	$25,068	$32,506

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31
2022

Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$ 677	$ 677	$ 677

Total (net)	$ 677	$ 677	$ 677

December 31
2022

Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$ 6,989	$ 6,983	$ 8,072

Total (net)	$ 6,989	$ 6,983	$ 8,072

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$ 31,686
Exhibit 5, Accidental death benefits section total (net)	26
Exhibit 5, Disability - active lives section, total (net)	17
Exhibit 5, Disability - disabled lives section, total (net)	142
Exhibit 5, Miscellaneous reserves section, total (net)	635

Subtotal	32,506
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	8,749

Subtotal	8,749

Combined total	$ 41,255

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2021

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$ 291	$ 291	$ 425
Universal life	9,159	8,738	9,629
Universal life with secondary guarantees	5,763	5,626	13,350
Indexed universal life with secondary guarantees	5,803	3,953	5,328
Other permanent cash value life insurance	4,640	4,640	7,094
Variable universal life	656	722	1,496
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	8,140
Accidental death benefits	—	—	51
Disability- active lives	—	—	40
Disability- disabled lives	—	—	164
Miscellaneous reserves	—	—	1,871

Total (gross)	26,312	23,970	47,588
Reinsurance ceded	4,592	4,592	20,839

Total (net)	$ 21,720	$ 19,378	$ 26,749

December 31
2021

Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$ 669	$ 669	$ 669

Total (net)	$ 669	$ 669	$ 669

December 31
2021

Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$ 8,979	$ 8,969	$ 10,471

Total (net)	$ 8,979	$ 8,969	$ 10,471

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$ 25,835
Exhibit 5, Accidental death benefits section total (net)	26
Exhibit 5, Disability - active lives section, total (net)	20
Exhibit 5, Disability - disabled lives section, total (net)	144
Exhibit 5, Miscellaneous reserves section, total (net)	724

Subtotal	26,749
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	11,140

Subtotal	11,140

Combined total	$ 37,889

Separate Accounts

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2022, 2021 and 2020 is as follows:

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2022	$—	$—	$10	$7,663	$7,673

Reserves for separate accounts as of December 31, 2022 with assets at:
Fair value	$132	$75	$—	$89,360	$89,567
Amortized cost	—	677	—	—	677

Total as of December 31, 2022	$132	$752	$—	$89,360	$90,244

Reserves for separate accounts by withdrawal characteristics as of December 31, 2022:
With fair value adjustment	$132	$22	$—	$—	$154
At fair value	—	—	—	88,880	88,880
At book value without fair value adjustment and with current surrender charge of less than 5%	—	677	—	—	677

Subtotal	132	699	—	88,880	89,711
Not subject to discretionary withdrawal	—	53	—	479	532

Total separate account reserve liabilities at December 31, 2022	$132	$752	$—	$89,359	$90,243

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2021	$—	$—	$11	$8,076	$8,087

Reserves for separate accounts as of December 31, 2021 with assets at:
Fair value	$—	$93	$—	$123,046	$123,139
Amortized cost	—	669	—	—	669

Total as of December 31, 2021	$—	$762	$—	$123,046	$123,808

Reserves for separate accounts by withdrawal characteristics as of December 31, 2021:
With fair value adjustment	$—	$26	$—	$—	$26
At fair value	—	—	—	122,404	122,404
At book value without fair value adjustment and with current surrender charge of less than 5%	—	669	—	—	669

Subtotal	—	695	—	122,404	123,099
Not subject to discretionary withdrawal	—	66	—	643	709

Total separate account reserve liabilities at December 31, 2021	$—	$761	$—	$123,047	$123,808

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2020	$—	$1	$12	$9,402	$9,415

Reserves for separate accounts as of December 31, 2020 with assets at:
Fair value	$—	$80	$2	$119,013	$119,095
Amortized cost	—	665	—	—	665

Total as of December 31, 2020	$—	$745	$2	$119,013	$119,760

Reserves for separate accounts by withdrawal characteristics as of December 31, 2020:
With fair value adjustment	$—	$30	$—	$—	$30
At fair value	—	—	—	118,457	118,457
At book value without fair value adjustment and with current surrender charge of less than 5%	—	665	—	—	665

Subtotal	—	695	—	118,457	119,152
Not subject to discretionary withdrawal	—	50	2	556	608

Total separate account reserve liabilities at December 31, 2020	$—	$745	$2	$119,013	$119,760

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2022	2021	2020

Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$ 7,757	$ 8,164	$ 9,484
Transfers from separate accounts	(18,692)	(17,029)	(14,305)

Net transfers from separate accounts	(10,935)	(8,865)	(4,821)
Miscellaneous reconciling adjustments	(17)	(16)	(29)

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$ (10,952)	$ (8,881)	$ (4,850)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2022 and 2021, the Company’s separate account statement included legally insulated assets of $91,338 and $126,074, respectively. The assets legally insulated from general account claims at December 31, 2022 and 2021 are attributed to the following products:

	2022	2021

Group annuities	$22,949	$35,216
Variable annuities	58,923	78,162
Fixed universal life	717	700
Variable universal life	7,584	10,366
Variable life	1,105	1,526
Modified separate accounts	47	79
Registered market value annuity product - SPL	6	13
WRL asset accumulator	7	12

Total separate account assets	$91,338	$126,074

At December 31, 2022 and 2021, the Company held separate account assets not legally insulated from the general account in the amount of $156 and $14, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $584, $579, $565, $552 and $550, to the general account in 2022, 2021, 2020, 2019 and 2018, respectively. During the years ended December 31, 2022, 2021, 2020, 2019 and 2018 the general account of the Company had paid $56, $45, $75, $75 and $69 respectively, toward separate account guarantees.

At December 31, 2022 and 2021, the Company reported guaranteed separate account assets at amortized cost in the amount of $705 and $674, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $617 and $748 at December 31, 2022 and 2021, respectively, which would have resulted in an unrealized gain/(loss) of $(87) and $74, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

7.     Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2022	2021	2020

Direct premiums	$15,957	$17,591	$19,191
Reinsurance assumed - non affiliates	1,017	1,272	1,248
Reinsurance assumed - affiliates	5,366	(1)	2
Reinsurance ceded - non affiliates	(1,819)	(3,594)	(2,612)
Reinsurance ceded - affiliates	(708)	(786)	(1,106)

Net premiums earned	$19,813	$14,482	$16,723

The Company received reinsurance recoveries in the amount of $3,764, $3,824 and $4,316 during 2022, 2021 and 2020, respectively. At December 31, 2022 and 2021, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $987 and $1,053, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2022 and 2021 of $34,508 and $36,616, respectively, of which $12,465 and $13,078 were ceded to affiliates, respectively.

During 2022, 2021 and 2020, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $869 ($574 after tax), $195 ($127 after tax) and $274 ($179 after tax), respectively.

On October 31, 2022, the Company executed an affiliated coinsurance arrangement, effective July 1, 2022, under which it assumes the remaining in force universal life business from TLB net of third-party reinsurance. The Company received consideration of $4,974 in the form of cash and invested assets and assumed $5,543 in policy and contract reserves along with $6 in policy loans. After establishing a $432 interest maintenance reserve deferral related to the asset transfers, this transaction resulted in a pre-tax loss of $131 which has been included in the Summary of Operations. This transaction is secured by a comfort trust equal to 100% of the Company’s U.S. statutory reserves.

Effective April 1, 2022, LIICA Re II, an affiliate, executed a recapture of a specific list of policies to the Company. The Company received consideration of $186 in the form of cash and recaptured policyholder reserves of $838. The transaction resulted in a pre-tax loss of $652 which has been included in the Statements of Operations.

Effective December 31, 2021, the Company ceded universal life with secondary guarantee insurance business to an unaffiliated entity. The Company paid considerations of $1,738 in assets

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

and cash, ceded $1,470 of reserves and $13 of policy loans. After a $55 realized gain release, the transaction resulted in a pre-tax loss of $243 which has been included in the Statement of Operations. There was a reversal of tax timing differences and release of risk based capital required that offset the pre-tax loss resulting in a neutral impact to the Risk Based Capital ratio.

Effective October 1, 2021, the Company recaptured a block of universal life business from an affiliate, TLIC Oakbrook Reinsurance, Inc. (TORI). The Company received consideration of $963 in the form of released funds withheld and recaptured policyholder reserves of $1,229 and claims reserves of $7. The transaction resulted in a pre-tax loss of $272 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to TORI in the amount of $173 with a corresponding charge to unassigned surplus.

Effective May 31, 2021, the Company amended and restated the Military Life and Affinity reinsurance agreements with Ironwood Re Corp, an affiliate, which changed the funds withheld calculation from a GAAP reserve valuation to a Gross Premium Valuation. As a result, the Company increased the funds withheld liability by $43. The transaction resulted in no pre-tax gain or loss.

Effective December 31, 2020, the Company ceded certain term insurance business to an unaffiliated entity. The Company paid cash consideration of $201, ceded $439 of reserves and $2 of due and deferred premium. The transaction resulted in a pre-tax gain of $236 which has been recorded directly to unassigned surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective October 1, 2020, the Company recaptured several blocks of life insurance business from an affiliate, Ironwood Re Corp. The Company released funds withheld of $313 and recaptured policyholder reserves of $385 and claims reserves of $4. The transaction resulted in a pre-tax loss of $76 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to Ironwood in the amount of $125 with a corresponding charge to unassigned surplus.

Also effective October 1, 2020, an amendment was made to the military life reinsurance agreement with Ironwood Re Corp. to increase the cession percentage to 100%. As a result of this amendment, the Company ceded additional policyholder reserves of $201 and due premiums of $7 and provided net consideration of $76 which was retained as funds withheld by the Company. The transaction resulted in a pre-tax gain of $118 which was charged directly to unassigned surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective October 1, 2020, the Company recaptured term insurance business from Ironwood Re Corp. The Company received consideration of $206 in the form of released funds withheld and a cash payment, recaptured $445 of policy holder and claim reserves and $2 of due premiums. The transaction resulted in a pre-tax loss of $237 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to Ironwood in the amount of $106 with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

On June 30, 2020, the Company, Transamerica Pacific Re, Inc. (TPRe), and Transamerica Pacific Insurance Company (TPIC) entered into a novation agreement whereby the Company consented to TPIC’s assignment and transfer of its rights and obligations under the universal life coinsurance agreements to TPRe. The novation resulted in no gain or loss. Also on June 30, 2020, the Company recaptured certain universal life policy risks not associated with the secondary guarantee from TPRe for consideration of $2,124 equal to the statutory reserves recaptured resulting in no gain loss and amended and restated the universal life coinsurance agreements to cede only certain universal life secondary guarantee risks to TPRe.

In January 2018, Scottish Re Group announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. On May 16, 2019, the IID suspended the certificate of authority for SRUS but later clarified that reserve credit could be taken on reinsurance agreements entered into prior to the revocation date if a recovery analysis could be illustrated. Now, with the continued delays of the reorganization legal proceedings and with no reliable financial information being provided by the receiver or SRUS, the Company has determined it is unable to support a favorable recovery analysis. Therefore, the Company did not take statutory reserve credit and established a loss contingency allowance for doubtful recoveries of billed and unbilled claims in its December 31, 2022 financial statements. The impact was a $125 charge reported in the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

8.     Income Taxes

The net deferred income tax asset at December 31, 2022 and 2021 and the change from the prior year are comprised of the following components:

	December 31, 2022
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$2,487	$191	$2,678
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	2,487	191	2,678
Deferred Tax Assets Nonadmitted	1,006	—	1,006

Subtotal (Net Deferred Tax Assets)	1,481	191	1,672
Deferred Tax Liabilities	642	291	933

Net Admitted Deferred Tax Assets (Liabilities)	$839	$(100)	$739

	December 31, 2021
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$1,915	$181	$2,096
Statutory Valuation Allowance Adjustment	11	—	11

Adjusted Gross Deferred Tax Assets	1,904	181	2,085
Deferred Tax Assets Nonadmitted	264	—	264

Subtotal (Net Deferred Tax Assets)	1,640	181	1,821
Deferred Tax Liabilities	701	295	996

Net Admitted Deferred Tax Assets (Liabilities)	$939	$(114)	$825

	Change
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$572	$10	$582
Statutory Valuation Allowance Adjustment	(11)	—	(11)

Adjusted Gross Deferred Tax Assets	583	10	593
Deferred Tax Assets Nonadmitted	742	—	742

Subtotal (Net Deferred Tax Assets)	(159)	10	(149)
Deferred Tax Liabilities	(59)	(4)	(63)

Net Admitted Deferred Tax Assets (Liabilities)	$(100)	$14	$(86)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2022	2021	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$830	$745	$85
Investments	257	208	49
Deferred acquisition costs	702	574	128
Policyholder dividends accrual	4	4	—
Compensation and benefits accrual	34	40	(6)
Receivables - nonadmitted	58	37	21
Net operating loss carry-forward	269	50	219
Tax credit carry-forward	231	166	65
Contingent experience rate refunds	—	22	(22)
Bad debt allowance	—	23	(23)
Litigation reserve	—	19	(19)
Other	102	27	75

Subtotal	2,487	1,915	572

Statutory valuation allowance adjustment	—	11	(11)
Nonadmitted	1,006	264	742

Admitted ordinary deferred tax assets	1,481	1,640	(159)

Capital
Investments	191	181	10
Other	—	—	—

Subtotal	191	181	10

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	191	181	10

Admitted deferred tax assets	$1,672	$1,821	$(149)

	Year Ended December 31
	2022	2021	Change

Deferred Tax Liabilities:
Ordinary
Investments	$420	$521	$(101)
Policyholder reserves	216	168	48
Other	6	12	(6)

Subtotal	642	701	(59)
Capital
Investments	291	295	(4)
Other	—	—	—

Subtotal	291	295	(4)

Deferred tax liabilities	933	996	(63)

Net admitted deferred tax assets (liabilities)	$739	$825	$(86)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference decreased by ($396). This change results in an offsetting $396 deductible temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

At December 31, 2022, the Company recorded no valuation allowance. The Company’s valuation allowance decreased by ($11) in 2022 from adjustments to prior year tax returns which reduced the Company’s foreign tax credit carryover as of 2022. Additionally, the Company expects an increase in future foreign source income driven by a 2022 reinsurance transaction increasing its ability to utilize its foreign tax credit carryovers.

The Inflation Reduction Act was enacted during the third quarter reporting period on August 16, 2022. The act included a provision which subjects high earning corporate taxpayers to the Corporate Alternative Minimum Tax (CAMT). The Company is part of an affiliated group that has not determined if it will be liable for CAMT in 2023 and has not included any estimated impacts of the CAMT in the financial statements, due to the inability to create a reasonable estimate, as of December 31, 2022.

As discussed in Note 2, for the years ended December 31, 2022 and 2021, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2022
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	717	22	739
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	1,129	22	1,151
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	739
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	764	169	933

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,481	$191	$1,672

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		December 31, 2021
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$3	$3
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	777	44	821
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	777	44	821
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	968
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	862	134	996

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,639	$181	$1,820

		Ordinary	Change Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$(3)	$(3)
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	(60)	(22)	(82)
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	352	(22)	330
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(229)
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(98)	35	(63)

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(158)	$10	$(148)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2022	2021	Change

Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	726%	709%	17%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 Above	$4,924	$6,452	$(1,528)

The impact of tax planning strategies at December 31, 2022 and 2021 was as follows:

	December 31, 2022
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

	December 31, 2021
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	12%	0%	12%

The Company’s tax planning strategies include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2022	2021	Change

Current Income Tax

Federal	$(80)	$(185)	$105

Subtotal	(80)	(185)	105
Federal income tax on net capital gains	(45)	122	(167)

Federal and foreign income taxes incurred	$(125)	$(63)	$(62)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2021	2020	Change

Current Income Tax

Federal	$(185)	$(109)	$(76)

Subtotal	(185)	(109)	(76)
Federal income tax on net capital gains	122	128	(6)

Federal and foreign income taxes incurred	$(63)	$19	$(82)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2022	2021	2020

Current income taxes incurred	$(125)	$(63)	$19
Change in deferred income taxes	(702)	(123)	126
(without tax on unrealized gains and losses)

Total income tax reported	$(827)	$(186)	$145

Income before taxes	$(3,207)	$194	$1,444
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$(673)	$41	$303

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$24	$15	$17
Dividends received deduction	(98)	(94)	(59)
Tax-exempt income	(3)	(74)	(3)
Nondeductible expenses	5	5	6
Pre-tax items reported net of tax	(201)	(77)	(35)
Tax credits	(29)	(38)	(40)
Prior period tax return adjustment	22	3	(11)
Change in statutory valuation allowance	(11)	11	(14)
Change in uncertain tax positions	—	(3)	—
Deferred tax change on other items in surplus	140	24	(20)
Other	(3)	1	1

Total income tax reported	$(827)	$(186)	$145

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2022.

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Description	Amount	Origination Dates	Expiration Dates
Operating Loss	$126	12/31/2021	N/A
Operating Loss	1,156	12/31/2022	N/A

Operating Loss Total	$1,282

Foreign Tax Credit	$14	12/31/2022	12/31/2032

Foreign Tax Credit Total	$14

General Business Credit	$19	12/31/2012	12/31/2032
General Business Credit	40	12/31/2013	12/31/2033
General Business Credit	25	12/31/2014	12/31/2034
General Business Credit	56	12/31/2015	12/31/2035
General Business Credit	7	12/31/2016	12/31/2036
General Business Credit	10	12/31/2017	12/31/2037
General Business Credit	7	12/31/2018	12/31/2038
General Business Credit	8	12/31/2019	12/31/2039
General Business Credit	14	12/31/2020	12/31/2040
General Business Credit	17	12/31/2021	12/31/2041
General Business Credit	15	12/31/2022	12/31/2042

General Business Credit Total	$218

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future losses:

Total
2020	$29
2021	$—
2022	$—

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Unrecognized Tax Benefits
Balance at January 1, 2021	$21
Tax positions taken during prior period	(3)

Balance at December 31, 2021	$18
Tax positions taken during prior period	—

Balance at December 31, 2022	$18

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the Balance Sheets as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2020	$9	$—	$9
Interest expense (benefit)	—	—	—
Cash received (paid)	—	—	—

Balance at December 31, 2020	$9	$—	$9
Interest expense (benefit)	1	—	1
Cash received (paid)	(9)	—	(9)

Balance at December 31, 2021	$1	$—	$1
Interest expense (benefit)	1	—	1
Cash received (paid)	—	—	—

Balance at December 31, 2022	$2	$—	$2

The Internal Revenue Service (IRS) completed its examination for 2009 through 2013 for which an appeals conference is in process. The IRS opened an exam for the 2014 through 2018 amended tax returns. Federal income tax returns filed in 2019 through 2021 remain open, subject to potential future examination. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

9.    Capital and Surplus

The Company has authorized 1,000,000 common stock shares at $10 per share par value of which 676,190 shares were issued and outstanding at December 31, 2022 and 2021.

The Company has 42,500 Series A preferred shares authorized, of which 0 shares were issued and outstanding at December 31, 2022 and 2021. The Company repurchased its Series A preferred shares for $58,000 on December 26, 2006 and previously reported 42,500 shares of Series A preferred stock outstanding at $10 par, carried as treasury stock. It was determined that these shares were cancelled by operation of law as they were not stipulated by the Board of Directors to be treasury shares at the time they were repurchased. The cancellation and removal of the preferred stock had no impact to capital and surplus of the Company. The Company also has 250,000 Series B preferred non-voting shares authorized at $10 per share par value, of which 0 shares were issued and outstanding at December 31, 2022 and 2021.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Company’s statutory surplus as of the preceding December 31 or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of earned surplus at the time of such dividend, the maximum payment which may be made in 2023, without the prior approval of insurance regulatory authorities, is $2,019.

On December 15, 2022, the Company paid an ordinary common stock dividend of $275 to CGC.

On June 30, 2022, the Company received a return of contributed surplus of $165 from LIICA Re II, Inc.

On June 21, 2022, the Company paid an ordinary common stock dividend of $150 to CGC.

On March 29 2022, the Company received a capital contribution of $100 from CGC.

On December 15, 2021, the Company paid an ordinary dividend of $411 to CGC.

On December 13, 2021, the Company paid a common stock dividend of stock ownership of $339 to CGC.

On June 21 2021, the Company paid an ordinary common stock dividend of $350 to CGC.

On December 7, 2020, the Company paid an ordinary common stock dividend of $500 to CGC.

On May 13, 2020, TPLIC paid a dividend to its parent company, CGC, in the amount of $700. CGC then contributed this amount to the Company. The dividend and contribution included $77 in cash and $623 in securities. This transaction occurred prior to the merger of TPLIC and the Company. This transaction had no overall impact to capital and surplus of the merged Company.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2022 and 2021, the Company met the minimum RBC requirements.

The Company’s surplus notes were held by CGC and Transamerica Corporation (TA Corp). These notes were due 20 years from the date of issuance at an interest rate of 6% and were subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes was to be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

On June 22, 2020, the Company repaid in full its $60 surplus note with CGC. The Company received approval from IID for this transaction as well as prior to making quarterly interest payments.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

10.  Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2022 and 2021, respectively, securities with a fair value of $2,141 and $1,919 were on loan under securities lending agreements. At December 31, 2022 and 2021, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $2,115 and $2,073 at December 31, 2022 and 2021, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2022	2021

Open	$2,115	$2,073
Securities received	—	—

Total collateral received	$2,115	$2,073

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The maturity dates of the reinvested securities lending collateral are as follows:

	2022		2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$99	$99	$123	$123
30 days or less	661	661	675	675
31 to 60 days	375	375	511	511
61 to 90 days	242	242	208	208
91 to 120 days	217	217	100	100
121 to 180 days	521	521	356	356
181 to 365 days	—	—	100	100

Total	2,115	2,115	2,073	2,073
Securities received	—	—	—	—

Total collateral reinvested	$2,115	$2,115	$2,073	$2,073

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $2,124 (fair value of $2,115) that are currently tradable securities that could be sold and used to pay for the $2,115 in collateral calls that could come due under a worst-case scenario.

11.  Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will contribute an amount up to four percent of the participant’s eligible earnings per the plan’s matching formula. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974 (ERISA), as amended. Benefits expense of $18, $13 and $14 was allocated to the Company for the years ended December 31, 2022, 2021 and 2020, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on the employee’s eligible compensation. The plan provides benefits based on a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory. The benefits are based on the employee’s eligible compensation. The plans provide benefits based on a cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $17, $28 and $27 for the years ended December 31, 2022, 2021 and 2020, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $4, $5 and $5 for the years ended December 31, 2022, 2021 and 2020, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2022, 2021 and 2020 was insignificant.

12.  Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. Effective August 1, 2020, the Company, and an affiliate, Transamerica Financial Life Insurance Company, entered into a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the IID, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $564, $690 and $703 during 2022, 2021 and 2020, respectively. The amount paid as a result of being a party to these agreements was $605, $679 and $698 during 2022, 2021 and 2020, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

advisor for the Company’s mortgage loan operations. The Company paid $31, $29 and $20 for these services during 2022, 2021 and 2020, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $89, $89 and $89 for these services during 2022, 2021 and 2020, respectively.

The Company has an administration service agreement with Transamerica Asset Management (TAM) to provide administrative services to the Transamerica Series Trust. The Company received $130, $168 and $149 for these services during 2022, 2021 and 2020, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $6, $9 and $43 for the years ended December 31, 2022, 2021 and 2020, respectively.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2022, 2021 and 2020, the Company received (paid) net interest of ($5), $0 and $0 from (to) affiliates, respectively. At December 31, 2022 and 2021, respectively, the Company reported net receivables (payables) from (to) affiliates of $466 and $118. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

In accordance with SSAP No. 25, the Company reports short-term intercompany notes receivable as short-term investments. At December 31, 2022, the Company has one short-term intercompany notes receivable. On December 30, 2022, the Company issued a variable funding promissory note valued at $97 to ULI Funding LLC. The terms of the loan include a 5.20% annual interest rate and maturity date at December 30, 2023. At December 31, 2021, the Company had no short-term intercompany notes receivable.

On December 20, 2022, the Company purchased all 2,520 common shares held by Aegon International B.V. of TLB at its economic value for a total of $61. The Company now has 100% ownership of TLB.

On June 23, 2020, the Company provided $5 to TPRe in consideration for 5,000 shares of its stock becoming the sole shareholder of TPRe. The Company provided an additional capital contribution of $70 to TPRe on June 26, 2020.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value
Real Estate Alternatives Portfolio 2, LLC	$19
Real Estate Alternatives Portfolio 3, LLC	162
Real Estate Alternatives Portfolio 4 HR, LLC	231
Real Estate Alternatives Portfolio 4 MR, LLC	49
Aegon Workforce Housing Fund 2, L.P.	203
Aegon Workforce Housing Fund 3, L.P.	20
Natural Resources Alternatives Portfolio I, LLC	293
Natural Resources Alternatives Portfolio II, LLC	62
Natural Resources Alternatives Portfolio 3, LLC	261
TA Private Equity Assets LLC	255
Zero Beta Fund, LLC	21
TA-APOP I, LLC	86
TA-APOP II, LLC	137

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheets value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2022 and 2021:

December 31, 2022

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	— %	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	— %	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	124	124	—
Transamerica Fund Services, Inc.	44	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$124	$124	$—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$10	$10	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$10	$10	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$134	$134	$—

Aggregate Total	XXX	$134	$134	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2021

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	— %	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	— %	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Intersecurities Insurance Agency, Inc.	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	121	121	—
Transamerica Fund Services, Inc.	44	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$121	$121	$—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	94%	$1,358	$1,358	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$1,358	$1,358	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,479	$1,479	$—

Aggregate Total	XXX	$1,479	$1,479	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2022

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—			I
AEGON Financial Services Group, Inc.	NA		—			I
Garnet Assurance Corporation	NA		—			I
Garnet Assurance Corporation III	NA		—			I
Life Investors Alliance LLC	NA		—			I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—			I
Transamerica Asset Management, Inc.	S2	12/5/2022	121	Y	N	I
Transamerica Fund Services, Inc.	NA		—			I

Total SSAP No. 97 8b(iii) Entities	—	—	$121	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	S1	4/6/2023	$—	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$121	—	—	—

Aggregate Total	—	—	$121	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2021

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group, Inc.	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Intersecurities Insurance Agency, Inc.	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	12/16/2021	99	Y	N	I
Transamerica Fund Services, Inc.	NA		—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$99	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	S2	2/15/2022	$1,187	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$1,187	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$1,286	—	—	—

Aggregate Total	—	—	$1,286	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the excess of loss reinsurance asset provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

LIICA Re II, Inc.	Excess of loss reinsurance asset
Transamerica Pacific Reinsurance, Inc.	Excess of loss reinsurance asset

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TLIC Oakbrook Reinsurance, Inc.	Credit linked note
TLIC Watertree Reinsurance, Inc.	Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*
LIICA Re II**	$—	$(1,828)	$—	$—
Transamerica Pacific Reinsurance, Inc.**	—	(1,330)	—	—
TLIC Oakbrook Reinsurance, Inc.	—	(3,384)	1,165	—
TLIC Watertree Reinsurance, Inc.	—	(1,157)	589	—

*Per AP&P Manual (without permitted or prescribed practices)

**The SCA is valued at zero in the Company’s financial statements

Had the above SCA entities not been permitted to recognize the excess of loss reinsurance assets or the credit linked note as admitted assets in the financial statements, the risk-based capital would have been below the mandatory control level which would have triggered a regulatory event.

Information regarding the Company’s affiliated reinsurance transactions is available in Note 7. Reinsurance.

Information regarding the Company’s affiliated guarantees is available in Note 14. Commitments and Contingencies.

13. Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. There were no MGA’s/TPA’s that wrote premiums in excess of 5% of the Company’s surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

14. Commitments and Contingencies

At December 31, 2022 and 2021, the Company has mortgage loan commitments of $110 and $284, respectively.

The Company has contingent commitments of $1,038 and $832, as of December 31, 2022 and 2021, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $4 and $21, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2022 and 2021 was $13 and $22, respectively.

Private placement commitments outstanding as of December 31, 2022 and 2021 were $141 and $174, respectively.

The Company sold ($63) and ($26) of “to-be-announced” (TBA) securities as of December 31, 2022 and 2021, respectively. Due to different counterparties, the receivable related to these TBAs was not reclassed.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2022 and 2021, respectively, was $981 and $217.

At December 31, 2022 and 2021, securities in the amount of $27 and $76, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. No payments are required as of December 31, 2022 and 2021. The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2022 and 2021, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of Standard & Poor’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. The Company can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from Standard & Poor’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than the Company’s then current rating or AA, whichever is lower. As of December 31, 2022 and 2021, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these two guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R.

The Company has provided a guarantee to TLB’s (Singapore Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2022 and 2021, TLB holds related statutory-basis policy and claim reserves of $55 and $2,328, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2022 and 2021, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB’s (Hong Kong Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2022 and 2021, TLB policies covered by this guarantee would have resulted in US statutory policy and claim reserves of $125 and $3,504, respectively, which would represent a fair measure of the maximum potential amount of future payments the Company under this guarantee based on the US statutory reserve requirements. TLB is a subsidiary of the Company and TLB has invested assets supporting these policies which mitigates this risk. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2022 and 2021, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary. Management monitors TLB’s financial condition, and there are no indications that

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

TLB will become insolvent. As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

The Company is a party to a fee agreement with TLB whereby the Company continues to provide the guarantees with respect to TLB described in the paragraphs above. The Company received $1 and $1 under this agreement in 2022 and 2021, respectively.

The Company has provided guarantees for the obligations of noninsurance third party assignment companies who have accepted assignments of structured settlement payment obligations from the Company and have purchased structured settlement insurance policies issued by the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The direct statutory reserve established at December 31, 2022 and 2021 for the total payout block is $4,880 and $4,990, respectively. As this reserve is already recorded on the Balance Sheets of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

During 2019, the Company entered into an agreement with Aegon USA Realty Advisors, LLC to commit to purchase certain tax credit investments up to a maximum of $100,000. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company did not acquire any tax credit investments during 2022 or 2021 under this agreement. As of December 31, 2022 and 2021, there is no amount committed to these purchases.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2022 and 2021:

	December 31
	2022	2021

Aggregate maximum potential of future payments of all guarantees (undiscounted)	$179	$5,832

Current liability recognized in financial statements:
Noncontingent liabilities	—	—

Contingent liabilities	—	—

Ultimate financial statement impact if action required:
Incurred claims	179	5,832
Other	—	—

Total impact if action required	$179	$5,832

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for asset and liability management and spread lending purposes. The Company has determined the actual/estimated long-term maximum borrowing capacity as $5,585 and $5,674 at December 31, 2022 and 2021, respectively. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2022 and 2021, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2022	2021

Membership Stock:
Class A	$—	$—
Class B	10	10
Activity Stock	120	120
Excess Stock	—	—

Total	$130	$130

At December 31, 2022 and 2021, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2022
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2021
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

At December 31, 2022 and 2021, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value

December 31, 2022
Total Collateral Pledged	$4,704	$5,335
Maximum Collateral Pledged	4,704	5,335

	Fair Value	Carry Value

December 31, 2021
Total Collateral Pledged	$4,575	$4,226
Maximum Collateral Pledged	4,893	4,486

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2022 and 2021, the borrowings from the FHLB were as follows:

	December 31, 2022		December 31, 2021
	General Account	Funding Agreements Reserves Established	General Account	Funding Agreements Reserves Established

Debt [1]	$2,995	$—	$2,995	$—
Funding agreements [2]	—	—	—	—
Other	—	—	—	—

Total	$2,995	$—	$2,995	$—

1 The maximum amount of borrowing during 2022 was $2,995

2 The maximum amount of borrowing during 2022 was $0

As of December 31, 2022, the weighted average interest rate on FHLB advances was 4.550% with a weighted average term of 2.5 years. As of December 31, 2021, the weighted average interest rate on FHLB advances was 0.409% with a weighted average term of 2.3 years.

At December 31, 2022 and 2021, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $55,298 and $53,440 as of December 31, 2022 and 2021, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans, where the plan sponsor retains ownership and control of the related plan assets and the Company provides book value benefit responsiveness to qualified participant withdrawals, in the event withdrawals requested exceeds plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit withdrawal needs and earns a market interest rate on these advances. A periodically adjusted contract-crediting rate is a means by which investment and benefit responsiveness experience is passed through to participants. In return for the book value benefit responsiveness guarantee, the Company receives a premium that varies based on such elements as benefit responsiveness exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines ensuring the appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements to have a material impact on the reported financial results. In compliance with statutory guidelines, related reserves of $10 and $0 were recorded at December 31, 2022 and 2021, respectively.

The Company is party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes includes substantial

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

The Company had been named in two class actions, as well as several individual lawsuits, relating to increases in monthly deduction rates (MDR) on universal life products. The Company settled the two class actions, one in January 2019 and one in April 2020. In connection with the class actions, the Company continues to defend against lawsuits by opt out class members. In October 2022, the Company was named in a putative class action relating to rolling MDR increases initiated in 2022 and continuing on a rolling basis. The Company held provisions totaling $53 and $69 for these lawsuits as of December 31, 2022, and December 31, 2021, respectively.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $8 and $8 and an offsetting premium tax benefit $6 and $6 at December 31, 2022 and 2021, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $3 for the years ended December 31, 2022, 2021 and 2020.

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2022 and 2021:

December 31, 2022

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$256
Fair Value	$167	$245	$250	$252

Ending Balance
BACV	XXX	XXX	XXX	$256
Fair Value	$167	$245	$250	$251

December 31, 2021

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$204
Fair Value	$230	$204	$231	$227

Ending Balance
BACV	XXX	XXX	XXX	$187
Fair Value	$220	$204	$227	$208

	2022			2021

	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total

Bonds - BACV	$217	$39	$256	$140	$47	$187
Bonds - FV	211	40	251	159	49	208

These securities have maturity dates that range from 2022 to 2097.

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2022 and 2021:

December 31, 2022

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$141	$177	$199	$106
Ending Balance (1)
Cash	$141	$177	$199	$106

(1) The remaining collateral held was greater than 90 days from contractual maturity.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2021

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$136	$169	$190	$103
Ending Balance (1)
Cash	$136	$169	$79	$103

(1) The remaining collateral held was greater than 90 days from contractual maturity.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2022 and 2021, the Company had dollar repurchase agreements outstanding in the amount of $95 and $873, respectively, which is included in borrowed money on the Balance Sheets. Those amounts include accrued interest of $1 and $2, at December 31, 2022 and 2021, respectively. At December 31, 2022, securities with a book value of $96 and a fair value of $88 were subject to dollar repurchase agreements. These securities have maturity dates that range from October 14, 2025 to November 1, 2052. At December 31, 2021, securities with a book value of $878 and a fair value of $872 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value

	2022	2021

Open	$93	$872
Securities received	—	—

Total collateral received	$93	$872

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2022 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gains (Losses)

Bonds:
NAIC	—	$—	$—	$—
Common stocks	—	$—	$—	$—

16. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2020 Annual Statement, to those reported in the accompanying statutory-basis financial statements. There are no reconciling items for 2022 or 2021.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31 2020
Statements of Operations
Statutory net income as reported in the Company’s Annual Statement	$1,291
Increase in commissions and expense allowances on reinsurance ceded	(69)
Increase in reserve adjustment on reinsurance ceded	193
Decrease in fee revenue and other income	3
Increase in commissions	69
Increase in general insurance expenses and other	(196)

Total net income as reported in the accompanying audited statutory basis statement of operations	$1,291

The reconciling differences to the Annual Statement for 2020 is driven by elimination of affiliated activity for the merged entities in 2020.

17. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). The Company has not identified any Type 1 subsequent events for the year ended December 31, 2022 through April 19, 2023.

Events that are indicative of conditions that arose after the Balance Sheets dates are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified a Type II subsequent event for the year ended December 31, 2022. On January 6, 2023, the Company repaid advances of $252 and $323 to FHLB of Des Moines. On January 11, 2023, the Company repaid a net of $133 for multiple advances to the FHLB of Des Moines. The pay down of these FHLB advances reduces the amount borrowed from FHLB to approximately $2,300 in aggregate.

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2022
Entity Name	FEIN

Transamerica Corporation	42-1484983

AEGON Asset Management Services Inc	39-1884868

AEGON Direct Marketing Services Inc	42-1470697

AEGON Financial Services Group Inc	41-1479568

AEGON Institutional Markets Inc	61-1085329

AEGON Management Company	35-1113520

AEGON USA Real Estate Services Inc	61-1098396

AEGON USA Realty Advisors of CA	20-5023693

AUSA Properties Inc	27-1275705

Commonwealth General Corporation	51-0108922

Creditor Resources Inc	42-1079584

CRI Solutions Inc	52-1363611

Financial Planning Services Inc	23-2130174

Garnet Assurance Corporation	11-3674132

Garnet Assurance Corporation II	14-1893533

Garnet Assurance Corporation III	01-0947856

Ironwood Re Corp	47-1703149

LIICA RE II	20-5927773

Massachusetts Fidelity Trust	42-0947998

Money Services Inc	42-1079580

Monumental General Administrators Inc	52-1243288

Pearl Holdings Inc I	20-1063558

Pearl Holdings Inc II	20-1063571

Real Estate Alternatives Portfolio 3A Inc	20-1627078

River Ridge Insurance Company	20-0877184

Stonebridge Benefit Services Inc	75-2548428

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Watertree Reinsurance, Inc.	81-3715574

Transamerica Affordable Housing Inc	94-3252196

Transamerica Asset Management	59-3403585

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Corporation (OREGON)	98-6021219

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2022
Entity Name	FEIN

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica International Re (Bermuda) Ltd	98-0199561

Transamerica Investors Securities Corp	13-3696753

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Re, Inc.	85-1028131

Transamerica Resources Inc	52-1525601

Transamerica Stable Value Solutions Inc	27-0648897

United Financial Services Inc	52-1263786

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2022

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)

Fixed maturities

Bonds:

United States government and government agencies and authorities	$5,483	$5,235	$6,193

States, municipalities and political subdivisions	2,541	2,079	2,541

Foreign governments	762	662	762

Hybrid securities	399	379	395

All other corporate bonds	41,329	37,070	41,240

Preferred stocks	63	61	61

Total fixed maturities	50,577	45,486	51,192

Equity securities

Common stocks:

Industrial, miscellaneous and all other	144	150	150

Total equity securities	144	150	150

Mortgage loans on real estate	9,270		9,270
Real estate	44		44

Policy loans	2,028		2,028

Other long-term investments	1,437		1,437

Receivable for securities	7		7

Receivable for derivative cash collateral posted to counterparty	—		—

Securities lending	2,115		2,115

Cash, cash equivalents and short-term investments	2,420		2,420

Total investments	$68,042		$68,663

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.

(2)	Bonds of $50 are held at fair value rather than amortized cost. Preferred stock of $120 are held at fair value.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2022
Individual life	$30,960	$—	$580	$8,576	$1,626	$9,716	$1,201
Individual health	5,993	112	327	710	406	822	226
Group life and health	2,469	21	128	806	170	509	360
Annuity	18,401	—	63	9,721	1,095	21,481	(10,034)

	$57,823	$133	$1,098	$19,813	$3,297	$32,528	$(8,247)

Year ended December 31, 2021
Individual life	$25,206	$—	$664	$1,673	$1,600	$4,243	$1,086
Individual health	5,871	115	342	737	441	703	220
Group life and health	2,480	22	134	801	166	530	320
Annuity	18,289	—	37	11,271	984	19,574	(7,757)

	$51,846	$137	$1,177	$14,482	$3,191	$25,050	$(6,131)

Year ended December 31, 2020
Individual life	$24,275	$—	$685	$2,264	$1,460	$5,342	$1,388
Individual health	5,760	112	401	750	423	908	405
Group life and health	2,468	23	138	841	159	496	347
Annuity	18,328	—	33	12,868	1,319	19,336	(3,775)

	$50,831	$135	$1,257	$16,723	$3,361	$26,082	$(1,635)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2022
Life insurance in force	$776,124	$616,800	$319,443	$478,767	67%

Premiums:
Individual life	$4,547	$2,316	$6,345	$8,576	74%
Individual health	758	60	12	710	2%
Group life and health	927	135	14	806	2%
Annuity	9,725	16	12	9,721	0%

	$15,957	$2,527	$6,383	$19,813	32%

Year ended December 31, 2021
Life insurance in force	$760,949	$700,434	$367,342	$427,857	86%

Premiums:
Individual life	$4,460	$4,016	$1,229	$1,673	73%
Individual health	787	62	12	737	2%
Group life and health	920	136	17	801	2%
Annuity	11,424	166	13	11,271	0%

	$17,591	$4,380	$1,271	$14,482	9%

Year ended December 31, 2020
Life insurance in force	$739,067	$736,338	$397,134	$399,863	99%

Premiums:
Individual life	$4,173	$3,106	$1,197	$2,264	53%
Individual health	797	61	14	750	2%
Group life and health	948	133	26	841	3%
Annuity	13,273	418	13	12,868	0%

	$19,191	$3,718	$1,250	$16,723	7%

PART C

OTHER INFORMATION

Item 27.                     Exhibits

Exhibit No:	Description

(a)	Board of Directors Resolution

(a)(1)	Resolution of the Board of Directors establishing Separate Account VA U. Note 1

(a)(2)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company re-domesticating Separate Account VA U. Note 19

(a)(3)	Resolution of Board of Directors of Transamerica Life Insurance Company Approving Plan of Merger with Transamerica Premier Life Insurance Company. Note 30

(a)(4)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company Approving Plan of Merger with Transamerica Life Insurance Company. Note 30

(b)	Custodian Agreements. Not applicable

(c)	Underwriting Contracts

(c)(1)	Amended and Restated Principal Underwriting Agreement – Transamerica Life Insurance Company, on its own behalf and on behalf of the Separate Account and Transamerica Capital, Inc. Note 29

(d)	Contracts

(d)(1)	Policy. Note 1

(d)(2)	Enhanced Death Benefit Rider (Return of Premium). Note 1

(d)(3)	Enhanced Death Benefit Rider (Annual Step-Up). Note 1

(d)(4)	Enhanced Death Benefit Rider (Double Enhanced). Note 1

(d)(5)	Enhanced Death Benefit Rider (Roll-Up). Note 1

(d)(6)	Surrender Charge Modification Rider (Liquidity Rider). Note 1

(d)(7)	Additional Death Benefit Rider (Bee-Extra II). Note 1

(d)(8)	Premium Enhancement Rider. Note 3

(d)(9)	C-Share Rider. Note 3

(d)(10)	5 for Life Rider. Note 3

(d)(11)	Living Benefits Rider (GPS). Note 4

(d)(12)	Rider (5 for Life-Growth-without Death Benefit). Note 5

(d)(13)	Rider (5 for Life-Growth-with Death Benefit). Note 5

(d)(14)	Rider (Income Select for Life). Note 19

(d)(15)	Rider (Retirement Income Choice). Note 6

(d)(16)	Rider (Retirement Income Choice Double Withdrawal Base Benefit). Note 7

(d)(17)	Policy Endorsement (Fund Facilitation Fee). Note 7

(e)	Applications

(e)(1)	Application. Note 8

(f)	Depositor’s Certificate of Incorporation and By-laws

(f)(1)	Articles of Incorporation of Transamerica Life Insurance Company. Note 28

(f)(2)	Bylaws of Transamerica Life Insurance Company. Note 28

(g)	Reinsurance Contracts. Not applicable

(h)	Participation Agreements

(h)(1)	Participation Agreement (Access One and ProFunds). Note 9

(h)(1)(i)	Amendment No. 1 to Participation Agreement (Access One and ProFunds). Note 19

(h)(1)(ii)	Amendment No. 2 to Participation Agreement (Access One and ProFunds). Note 10

(h)(1)(iii)	Amendment to Agreements (Confidential Information Access One and ProFunds). Note 11

(h)(1)(iv)	Amendment No. 6 to Participation Agreement (Access One and ProFunds). Note 12

(h)(2)	Participation Agreement (AllianceBernstein). Note 13

(h)(2)(i)	Amendment No. 1 to Participation Agreement (AllianceBernstein) Note 13

(h)(2)(ii)	Amendment No. 2 to Participation Agreement (AllianceBernstein). Note 2

(h)(2)(iii)	Amendment No. 3 to Participation Agreement (AllianceBernstein). Note 21

(h)(2)(iv)	Amendment No. 4 to Participation Agreement (AllianceBernstein). Note 23

(h)(2)(v)	Revised Schedule A to Participation Agreement dated October 1, 2014 (AllianceBernstein). Note 23

(h)(2)(vi)	Amended Schedule A to Participation Agreement dated May 1, 2015 (AllianceBernstein). Note 23

(h)(2)(vii)	Amended Schedule A to Participation Agreement dated April 18, 2019 (AllianceBernstein). Note 30

(h)(3)	Participation Agreement (Fidelity). Note 15

(h)(3)(i)	Amendment No. 4 to Participation Agreement (Fidelity). Note 22

(h)(3)(ii)	Amendment No. 5 to Participation Agreement (Fidelity). Note 2

(h)(3)(iii)	Amendment No. 6 to Participation Agreement (Fidelity). Note 21

(h)(3)(iv)	Amendment No. 7 to Participation Agreement (Fidelity). Note 23

(h)(4)	Participation Agreement (Franklin Templeton). Note 16

(h)(4)(i)	Amendment No. 2 to Participation Agreement (Franklin Templeton). Note 17

(h)(4)(ii)	Addendum to Participation Agreement (Franklin/Templeton). Note 19

(h)(4)(iii)	Amendment No. 3 to Participation Agreement (Franklin Templeton). Note 14

(h)(4)(iv)	Amendment to Participation Agreement (Franklin/Templeton). Note 19

(h)(4)(v)	Amendment No. 6 to Participation Agreement (Franklin Templeton). Note 21

(h)(4)(vi)	Amendment No. 7 to Participation Agreement (Franklin Templeton). Note 23

(h)(4)(vii)	Amendment No. 8 to Participation Agreement (Franklin Templeton). Note 23

(h)(5)	Amended and Restated Participation Agreement (TST). Note 18

(h)(5)(i)	Amendment No. 1 to Participation Agreement (TST). Note 12

(h)(5)(ii)	Amended Schedule A 07-01-14 to Participation Agreement (TST). Note 19

(h)(5)(iii)	Amendment No. 2 to Participation Agreement (TST). Note 20

(h)(5)(iv)	Amended Schedule A to Participation Agreement dated May 1, 2015 (TST). Note 23

(h)(5)(v)	Amended Schedule A to Participation Agreement dated July 1, 2015 (TST). Note 24

(h)(5)(vi)	Amended Schedule A to Participation Agreement dated December 18, 2015 (TST). Note 24

(h)(5)(vii)	Amended Schedule A to Participation Agreement dated March 21, 2016 (TST). Note 24

(h)(5)(viii)	Amended Schedule A to Participation Agreement dated May 1, 2016 (TST). Note 24

(h)(5)(ix)	Amended Schedule A to Participation Agreement dated December 16, 2016 (TST). Note 25

(h)(5)(x)	Amended Schedule A to Participation Agreement dated May 1, 2017 (TST). Note 25

(h)(5)(xi)	Amended Schedule A to Participation Agreement dated September 29, 2017 (TST). Note 26

(h)(5)(xii)	Amended Schedule A to Participation Agreement dated May 1, 2020 (TST). Note 27

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion. Opinion and Consent of Counsel. Filed herewith.

(l)	Other Opinions. Consent of Independent Registered Public Accounting Firm. Filed herewith.

(m)	Omitted Financial Statements. Not applicable

(n)	Initial Capital Agreements. Not applicable

(o)	Form of Initial Summary Prospectuses. Not applicable.

(p)	Powers of Attorney. Filed herewith.

Note 1.	Incorporated herein by reference to the Initial Filing to Form N-4 Registration Statement (File No. 333-108525) filed on September 5, 2003.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-146323) filed on April 25, 2013.

Note 3.	Incorporated herein by reference to the Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-108525) filed on April 27, 2005.

Note 4.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-112089) filed on January 22, 2004.

Note 5.	Incorporated herein by reference to the Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-108525) filed on December 13, 2005.

Note 6.	Incorporated herein by reference to the Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-108525) filed on December 21, 2007.

Note 7.	Incorporated herein by reference to the Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 333-108525) filed on November 6, 2008.

Note 8.	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-108525) filed on December 19, 2003.

Note 9.	Incorporated herein by reference to the Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-108525) filed on February 13, 2007.

Note 10.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-145461) filed on October 23, 2007.

Note 11.	Incorporated herein by reference to the Post-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 333-108525) filed on April 22, 2013.

Note 12.	Incorporated herein by reference to the Post-Effective Amendment No. 24 to Form N-4 Registration Statement (File No. 333-108525) filed on August 16, 2013.

Note 13.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-146323) filed on April 29, 2009.

Note 14.	Incorporated herein by reference to the Post-Effective Amendment No. 21 to Form N-4 Registration Statement (File No. 333-108525) filed on April 16, 2012.

Note 15.	Incorporated herein by reference to the Post-Effective Amendment No. 24 to Form N-4 Registration Statement (Filed No. 033-80958) filed on April 27, 2005.

Note 16.	Incorporated herein by reference to the Post-Effective Amendment No. 14 to Form N-4 Registration Statement (File No. 333-108525) filed on February 3, 2009.

Note 17.	Incorporated herein by reference to the Post-Effective Amendment No. 20 to Form N-4 Registration Statement (File No. 333-108525) filed on April 29, 2011.

Note 18.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-185573) filed on April 10, 2013.

Note 19.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-199049) filed on October 1, 2014.

Note 20.	Incorporated herein by reference to Post-Effective Amendment No. 67 to Form N-4 Registration Statement (File No. 33-56908) filed on December 30, 2014.

Note 21.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-146323) filed on April 30, 2014.

Note 22.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-146323) filed on April 29, 2008.

Note 23.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-199049) filed on April 28, 2015.

Note 24.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-199049) filed on April 26, 2016.

Note 25.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-199049) filed on April 27, 2017.

Note 26.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-199049) filed on April 26, 2018.

Note 27.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-238763) filed on May 29, 2020.

Note 28.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-169445) filed on September 17, 2010.

Note 29	Incorporated by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-187912) filed on April 15, 2013.

Note 30.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-249108) filed on September 29, 2020.

Item 28. Directors and Officers of the Depositor (Transamerica Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

Jamie Ohl 1801 California St. Suite 5200 Denver, CO 80202	Director and President

Bonnie T. Gerst 6400 C Street SW Cedar Rapids, Iowa 52499	Director, Chairman of the Board and Vice President

Andrew S. Williams 100 Light Street Baltimore, MD 21202	Director, General Counsel, Assistant Secretary and Senior Vice President

Christopher S. Fleming 100 Light Street Baltimore, MD 21202	Director, Chief Operating Officer, Individual Solutions Division

Matt Keppler 100 Light Street Baltimore, MD 21202	Chief Financial Officer, Executive Vice President and Treasurer

Zachary Harris 6400 C Street SW Cedar Rapids, Iowa 52499	Director, Senior Vice President and Chief Operating Officer, Workplace Solutions Division

Chris Giovanni 100 Light Street Baltimore, MD 21202	Director, Chief Strategy & Development Officer and Senior Vice President

ITEM 29 LISTING

Item 29. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2022, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Mangaging Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans
AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/Investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexilbility to accommodate other similarly situated clients.
AEGON AM Private Equity Partners I, LLC	Delaware	Sole Member: AEGON USA Investment Management, LLC	Investments
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
Aegon Community Investments 50, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 55, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 56, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Aegon Community Investments 57, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 58, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 59, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 60, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 61, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 62, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

As of 12/31/2022	Page 1

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Community Investments 63, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 64, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 65, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 66, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 67, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Life Insurance Company	Marketing company
AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Energy Management, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
Aegon LIHTC Fund 50, LLC	Delaware	Members: Members: Managing Member - Aegon LIHTC Fund 63, LLC (51.01%); non-affiliate of AEGON, Citibank, N.A. (48.99%)	Investments
Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments
Aegon LIHTC Fund 52, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (10.18%); Transamerica Life Insurance Company (1%); Managing Member - Aegon Community Investments 52, LLC (0.01%); non-affiliates of AEGON, Citibank, N.A. (49%); California Bank & Trust (5.21%); Pacific West Bank (7.58%); Ally Bank (11.35%); US Bank (7.58%); Bank of the West (7.46%)

Investments

As of 12/31/2022	Page 2

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 54, LLC	Delaware	Non-Member Manager Aegon Community Investments 54, LLC (0%); Members: non-affiliate of Aegon, FNBC Leasing Corporation (100%)	Investments
Aegon LIHTC Fund 55, LLC	Delaware

Members: Managing Member - Transamerica Life Insurance Company (2.82%); non-affiliates of AEGON, Bank of Hope (14.27%); CMFG Life Insurance Company (9.72%); Citibank,

N.A. (21.69%); ZB National Association (1.81%); Ally Bank (8.21%); U.S. Bancorp Community Development Corporation (22.10%); Lake City Bank (1.47%); The Guardian Life Insurance Company of America (10.44%); Minnesota Life Insurance Company (7.46%)

Investments
Aegon LIHTC Fund 57, LLC	Delaware	Members: Managing Member - Aegon Community Investments 57, LLC (.01%); non-affiliate of AEGON, Bank of America, N.A. as Investor Member (99.99%)	Investments
Aegon LIHTC Fund 58, LLC	Delaware

Members: Managing Member - Aegon Community Investments 58, LLC (0.01%); Transamerica Life Insurance Company (2.87%); non-affiliates of AEGON, Allstate Insurance Company (12%); Allstate Life Insurance Company (12%); Ally Bank (17%); CMFG Life Insurance Company (8.05%); Santander Bank, N.A. (22.25%); U.S. Bancorp Community Development Corporation (19.47%); Zions Bancorporation, N.A. (6.35%)

Investments
Aegon LIHTC Fund 60, LLC	Delaware	Non-Member Manager Aegon Community Investments 60, LLC (0%); Member: non-affiliate of Aegon, FNBC Leasing Corporation (100%)	Investments
Aegon LIHTC Fund 61, LLC	Delaware	Non-Member Manager Aegon Community Investments 61, LLC (0%); Members: non-affiliate of Aegon, HSBC Bank, N.A. (100%)\	Investments
Aegon LIHTC Fund 62, LLC	Delaware	Sole Manager: Aegon Community Investments 62, LLC	Investments
Aegon LIHTC Fund 63, LLC	Delaware	Non-Member Manager: Aegon Community Investments 63, LLC (0%); non-affiliate of AEGON, FNBC Leasing Corporation (100%)	Investments
Aegon LIHTC Fund 64, LLC	Delaware	Sole Member: Aegon Community Investments 64, LLC	Investments
Aegon LIHTC Fund 65, LLC	Delaware	Members: Aegon Community Investments 65, LLC, Managing Member (.01%) and non-affiliate of AEGON, Bank of America, N.A., Investor Member (99.99%)	Investments
Aegon LIHTC Fund 66, LLC	Delaware	Sole Member: Aegon Community Investments 66, LLC	Investments

As of 12/31/2022	Page 3

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 67, LLC	Delaware	Non-Member Manager: Aegon Community Investments 67, LLC; Member: non-affiliate of AEGON: FNBC Leasing Corp (100%)	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
Aegon Multi-Family Equity Fund, LLC	Delaware

Members: Transamerica Life Insurance Company (20%); Transamerica Financial Life Insurance Company (5%); non-affiliate of AEGON: Landmark Real Estate Partners VIII,

L.P. (72.16%); NCL Investments II, L.P. - RE Series (2.84%)

Investments
Aegon Opportunity Zone Fund Joint Venture 1, LLC	Delaware	Members: Aegon OZF Investments 1, LLC (0.25%); United Insurance Company of America (99.75%)	Investments
Aegon OZF Investments 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
Aegon Upstream Energy Fund, LLC	Delaware	Sole Member: AEGON Energy Management, LLC	Investments
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	Sole Member: Commonwealth General LLC	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
Aegon Workforce Housing Boynton Place REIT, LLC	Delaware	Sole Member: Aegon Workforce Housing Separate Account 1, LLC	Multifamily private equity structure with third- party Investor
Aegon Workforce Housing Fund 2 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 2, LP	Holding company
Aegon Workforce Housing Fund 2 Holding Company B, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 2, LLC	Holding company
Aegon Workforce Housing Fund 2 Holding Company C, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 2, LLC	Holding Company
Aegon Workforce Housing Fund 2, L.P	Delaware	General Partner is AWHF2 General Partner, LLC. Fund Partners: Transamerica Life Insurance Company (80%) and Transamerica Financial Life Insurance Company (20%)	Investments
Aegon Workforce Housing Fund 3 Holding Company, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 3, LP	Holding company
Aegon Workforce Housing Fund 3, L.P	Delaware	Limited Partners: Transamerica Financial Life Insurance Company (10%0); Transamerica Life Insurance Company (90%)	Investments

As of 12/31/2022	Page 4

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon Workforce Housing JV 4A, LLC	Delaware	Members: Aegon Workforce Housing Fund 2 Holding Company, LLC (44.5%); non-affiliates of AEGON: Strategic Partners Real Estate VII Investments, L.P. (27.75%), Landmark Real Estate Partners VIII, L.P. (26.7%), NCL Investments II, L.P. (1.05%)	Investments
Aegon Workforce Housing JV 4B, LLC	Delaware

Members: Aegon Workforce Housing Fund 2 Holding Company, LLC (25%); non-affiliates of AEGON: Strategic Partners Real Estate VII Investments, L.P. (37.5%), Landmark Real Estate Partners VIII, L.P. (36.079537582%)

Investments
Aegon Workforce Housing JV 4C, LLC	Delaware

Members: Aegon Workforce Housing Fund 2 Holding Company, LLC (10%); non-affiliates of AEGON: Strategic Partners Real Estate VII Investments, L.P. (45%), Landmark Real Estate Partners VIII, L.P. (43.3%), NCL Investments II, L.P. (1.7%)

Investments
Aegon Workforce Housing Park at Via Rosa REIT, LLC	Delaware	Sole Member: Aegon Workforce Housing Separate Account 1, LLC	Multifamily private equity structure with third-party Investor
Aegon Workforce Housing Separate Account 1, LLC	Delaware

Members: Transamerica Life Insurance Company (20.08%); Transamerica Financial Life Insurance Company (4.170%); non-affiliates of AEGON: Lake Tahoe IV, L.P. (23.860%); Townsend RE Global Special Solutions, L.P. (10.230%); Townsend Real Estate Alpha Fund III, L.P. (40.910%). Member Manager:

Multifamily private equity structure with third-party Investor
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing

As of 12/31/2022	Page 5

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% Member; Cupples State LIHTC Investors, LLC - 1% Member; TAH Pentagon Funds, LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% Member; TAH Pentagon Funds LLC - non-owner Manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AWHF2 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHF2 Subsidiary Holding Company C, LLC	Delaware	Sole Member: Aegon Workforce Housing Fund 2 Holding Company C, LLC	Holding Company
AWHF3 General Partner, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AWHJV4 Manager, LLC	Delaware	Member: AEGON USA Realty Advisors, LLC	Investments
AWHSA Manager 1, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Multifamily private equity structure with third- party Investor
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- Barfield, LLC (50%)	Investments
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments in low income housing tax credit properties

As of 12/31/2022	Page 6

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); Equitable Financial Insurance Company, a non- affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Management services
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FSBA AAM Strategic Fund I, LP	Delaware	Sole Member: Aegon AM Private Equity Parnters I, LLC	Investments
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

As of 12/31/2022	Page 7

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

As of 12/31/2022	Page 8

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset Manager: non-affiliate of AEGON, Solar TC Corp. (100%) Investor Member	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (99.99%); Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (99.99%) and Transamerica Life Insurance Company (0.01%)	Investments

As of 12/31/2022	Page 9

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (73.39%); Bank of America N.A (73.39%); L.P. Morgan Chase (13.30%); NorLease (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%) and J.P Morgan Chase Bank, N.A (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%) and NorLease (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments .01%; JP Morgan Chase Bank (68.10%); NorLease (31.89%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Managing Member, Garnet Community Investments XIII, LLC (0.01%) and JP Morgan Chase Bank (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Managing Member, Garnet Community Investments XIII, LLC (0.01%) and NorLease (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Members: Garnet Community Investments, LLC (99.99%) and Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (99.99%) and Transamerica Life Insurance Company (.01%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

As of 12/31/2022	Page 10

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); IdaCorp Financial Services (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (98.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.71%); non-affiliates of AEGON: Aetna Life Insurance Company (30.29%); New York Life Insurance Company (22.71%); ProAssurance Casualty Company (3.63%); ProAssurance Indemnity Company (8.48%); State Street Bank and Trust Company (18.17%)

Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (18.00%); USAA General Indemnity Company (20.00%); USAA Life Insurance Company (4.00%); United Services Automobile Association (57.99%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC. (0.01%); New York Life Insurance and Annuity Corporation (49.6150; New York Life Insurance Company (50.38%)	Investments

As of 12/31/2022	Page 11

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: Garnet Community Investments XXXIV, LLC (99.99%) and Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as Managing Member; JPM Capital Corporation, a non-AEGON affiliate (99%) as Investor Member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-Member Manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC a Managing Member (1%); non-AEGON affiliate, FNBC Leasing Corporation as Investor Member (99%)	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC (.01%); non-AEGON affiliate, Partner Reinsurance Company of the U.S. (99.99%)	Investments
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (10.00%) and Garnet Community Investments XLI, LLC (.01% Managing Member); non-AEGON affiliates : BBCN Bank (1.25%), East West Bank (12.50%), Opus Bank (12.50%), Standard Insurance Company (25.00%), Mutual of Omaha (12.50%), Pacific Western Bank (7.50%) and Principal Life Insurance Company (18.75%).

Investments
Garnet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) Managing Member; non-affiliates of AEGON: Community Trust Bank (83.33%) Investor Member; Metropolitan Bank (16.66%) Investor Member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments

As of 12/31/2022	Page 12

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: ING Captial, LLC.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) Managing Member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) Investor Member	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware

Members: Garnet Community Investments XLVII, LLC (1%) Managing Member; Transamerica Life Insurance Company (14%) Investor Member; non- affiliate of AEGON: Citibank, N.A. (49%) Investor Member; New York Life Insurance Company (20.5%) Investor Member and New York Life Insurance and Annuity Corporation (15.5%) Investor Member

Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON: U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)

Investments
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California	Partners: Garnet LIHTC Fund XIV, LLC (99.99%); ABS Imani Fe (0.00%); Grant Housing and Economic Development Corporation (0.00%); TAH Imani Fe GP, LLC (0.00%)	Affordable housing
Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments
LIHTC Fund 56, LLC	Delaware	Members: Managing Member - Aegon Community Investments 56, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (90%) and MUFG Union Bank, N.A. (10%)	Investments

As of 12/31/2022	Page 13

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
LIHTC Fund 59, LLC	Delaware	Members: Non-Member Manager Aegon Community Investments 59, LLC (0%); non-affiliates of AEGON, Bank of America, National Association (99.99%); Dominium Taxable Fund II, LLC (0.01%)	Investments
LIHTC Fund XLV, LLC	Delaware	Member: Bank of America N.A (100%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Members: Garnet Community Investments XLIX, LLC (0.00%); Bank of America N.A (100.00%)	Investments
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Money Services, Inc.	Delaware	100% AUSA Holding, LLC

Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer-related software and hardware services, including procurement and contract services to some or all of the Members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
Natural Resources Alternatives Portfolio I, LLC	Delaware	Members: Transamerica Life Insurance Company (96%)~~;~~ Transamerica Financial Life Insurance Company (4%); LLC	Investment vehicle - to invest in Natural Resources
Natural Resources Alternatives Portfolio II, LLC	Delaware	Members: Transamerica Life Insurance Company (95%); Transamerica Financial Life Insurance Company (5%)	Investment vehicle
Natural Resources Alternatives Portfolio 3, LLC	Delaware	Members: Transamerica Life Insurance Company (90%); Transamerica Financial Life Insurance Company (10%)	Investment vehicle
Nomagon Title Grandparent, LLC	Delaware	Sole member is AEGON USA Asset Management Holding, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Nomagon Title Holding 1, LLC	Delaware	Sole member is Nomagon Title Parent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Nomagon Title Parent, LLC	Delaware	Sole member is Nomagon Title Grandparent, LLC; AEGON USA Realty Advisors, LLC is the non-member manager of this entity	Investment vehicle
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- MITBK, LLC (50%)	Investmetns

As of 12/31/2022	Page 14

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Marketing non-insurance products
Placer 400 Investors, LLC	California	Members: RCC North America LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.5%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Member: Transamerica Life Insurance Company. Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (90.6%).	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (96%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (96%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
TA Private Equity Assets, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments (private equity)

As of 12/31/2022	Page 15

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TA-APOP I, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Private equity vehicle
TA-APOP I-A, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments (private equity)
TA-APOP II, LLC	Delaware	Members: Transamerica Life Insurance Company (73.19%); Transamerica Financial Life Insurance Company (24.40%)	Private equity vehicle
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
TAG Resources, LLC	Iowa	Sole Member: AUSA Holding, LLC	Retirement services
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
THH Acquisitions, LLC	Iowa	Sole Member - Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Affordable Housing, Inc.	California	100% TABR Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Asset Management, Inc.	Florida	Transamerica Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Bermuda Re, Ltd.	Bermuda	100% Transamerica Life Insurance Company	General
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Iowa	100% Transamerica Corporation	Insurance company
Transamerica Corporation	Delaware	100% AEGON International B.V.	Major interest in insurance and finance

As of 12/31/2022	Page 16

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	100% Transamerica Corporation	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Transamerica Pyramid Properties LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Realty limited liability company
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services

As of 12/31/2022	Page 17

ITEM 29 LISTING

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Ventures Fund II, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
ULI Funding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding Company
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, LLC	Iowa	Sole Member: AUSA Holding, LLC	Insurance agency
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non- AEGON affiliate New York Investment Trust (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (83.42%); Transamerica Financial Life Insurance Company (16.58%);	Aggregating vehicle formed to hold various fund investments.

As of 12/31/2022	Page 18

Item 30. Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31	Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A, Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II, Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, Transamerica Variable Funds, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer
David Curry	(3)	Director, Chairman of the Board, Chief Executive Officer and President
Doug Hellerman	(3)	Director, Chief Compliance Officer and Vice President
Timothy Ackerman	(3)	Director and Vice President
Mark Halloran	(3)	Director and Vice President
Jennifer Pearce	(3)	Director and Vice President
Gregory E. Miller-Breetz	(1)	Secretary

(1)	100 Light Street, Floor B1, Baltimore, MD 21202
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	1801 California Street, Suite 5200, Denver, CO 80202

Item 32. Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Life Insurance Company at 6400 C Street SW, Cedar Rapids, Iowa 52499.

Item 33. Management Services.

All management service policies, if any, are discussed in Part A or Part B.

Item 34. Undertakings

The Depositor hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SECTION 403(B) REPRESENTATIONS

Transamerica Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Denver and State of Colorado, on April 28, 2023.

SEPARATE ACCOUNT VA U
Registrant

TRANSAMERICA LIFE INSURANCE COMPANY
Depositor

Jamie Ohl *
Director and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 28, 2023.

Signatures	Title
* Jamie Ohl	Director and President (principal executive officer)
* Bonnie T. Gerst	Director, Chairman of the Board and Vice President (principal accounting officer)
* Christopher S. Fleming	Director, Chief Operating Officer, Individual Solutions Division
* Andrew S. Williams	Director, Assistant Secretary, General Counsel and Senior Vice President
* Matt Keppler	Chief Financial Officer, Executive Vice President and Treasurer (principal financial officer)
* Zachary Harris	Director, Senior Vice President and Chief Operating Officer, Workplace Solutions Division
* Chris Giovanni	Director, Chief Strategy & Development Officer and Senior Vice President

/s/Brian Stallworth Brian Stallworth	Assistant Secretary

*By: Brian Stallworth – Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.